SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-6
                                                     Registration Nos. 333-45343
                                                                       811-08625

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [ ]
        Pre-Effective Amendment No.                                    [ ]
        Post-Effective Amendment No. 8                                 [X]

                                     and/or

    REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940            [ ]
        Amendment No. 3                                                [X]

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
             ------------------------------------------------------
                           (Exact Name of Registrant)

                           USAA LIFE INSURANCE COMPANY
             ------------------------------------------------------
                               (Name of Depositor)

           9800 Fredericksburg Road, A-1-E
           San Antonio, Texas             78288-4501
           (Address of Depositor's Principal Executive Offices)(Zip Code)


           Depositor's Telephone Number:(210) 498-8000

Name and Address of Agent                        Please send copies of all
for Service:                                     communications to:
    Cynthia A. Toles, Esq.                            Diane E. Ambler, Esq.
    USAA Life Insurance Company                       Kirkpatrick & Lockhart LLP
    9800 Fredericksburg Road, A-1-E                   1800 Massachusetts Ave, NW
    San Antonio, Texas  78288-4501                    Washington. D.C. 20036

It is proposed that this filing will become effective (check appropriate box)

[X]   immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]   on May 1, 2003 pursuant to paragraph (b) of Rule 485
[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]   on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered:
    An Indefinite Amount of Interests in Life Insurance Separate Account of USAA Life Insurance Company Under Variable Universal Life Insurance Policies.

                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                   PROSPECTUS

                                   MAY 1, 2003

Offered by:    USAA LIFE INSURANCE COMPANY

               Telephone:  Toll-Free 1-800-531-2923

This prospectus describes a Variable Universal Life Insurance Policy ("Policy") that we are offering, through our Life Insurance Separate Account, to individual members of the United Services Automobile Association ("USAA"), the parent company of the USAA Group of Companies, as well as to the general public.

The Policy offers:

o Life insurance protection guaranteed by USAA Life Insurance Company ("USAA Life") (See "Payment of Policy Benefits")

o     Flexible premium payments (See "Premium Payments")

o 18 investment options (See "Investment Options" and the Fund prospectuses for a description of the Funds)

     USAA LIFE INVESTMENT TRUST                    FIDELITY(R)VARIABLE INSURANCE PRODUCTS
     --------------------------                    --------------------------------------
     USAA Life Growth and Income Fund              Fidelity VIP Contrafund(R)Portfolio, Initial Class
     USAA Life Aggressive Growth Fund              Fidelity VIP Equity-Income Portfolio, Initial Class
     USAA Life World Growth Fund                   Fidelity VIPs Dynamic Capital Appreciation Portfolio,
     USAA Life Diversified Assets Fund               Initial Class
     USAA Life Income Fund

     VANGUARD(R) VARIABLE INSURANCE FUND           SCUDDER VARIABLE SERIES I
     -----------------------------------           -------------------------
     Vanguard Diversified Value Portfolio          Scudder VS I Capital Growth Portfolio, Class A Shares
     Vanguard Equity Index Portfolio
     Vanguard Mid-Cap Index Portfolio              THE ALGER AMERICAN FUND
                                                   -----------------------
     Vanguard Small Company Growth Portfolio       Alger American Growth Portfolio, Class O Shares
     Vanguard International Portfolio
     Vanguard REIT Index Portfolio
     Vanguard High Yield Bond Portfolio
     Vanguard Money Market Portfolio

     PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. YOUR PROSPECTUS AND POLICY MAY REFLECT VARIATIONS REQUIRED BY THE LAWS OF YOUR STATE. DEFINED TERMS USED IN THIS PROSPECTUS APPEAR AT THE END OF THIS BOOKLET. FOR MORE INFORMATION, REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2003. THE TABLE OF CONTENTS OF THE SAI APPEARS ON PAGE 38 OF THIS PROSPECTUS.

     FREE COPIES OF THE PROSPECTUS, ANNUAL REPORT OR SEMI-ANNUAL REPORT FOR EACH OF THE FUNDS ARE AVAILABLE BY CALLING 1-800-531-2923.

     IMPORTANT NOTICES:
           o THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

           o YOU MAY CANCEL THE POLICY WITHIN 10 DAYS AFTER RECEIVING IT, OR SUCH LONGER PERIOD AS THE LAWS OF YOUR STATE MAY REQUIRE.

    NOT FDIC INSURED               MAY LOSE VALUE             NO BANK GUARANTEE

                                  VUL Policy 1

TABLE OF CONTENTS

POLICY SUMMARY...............................................................4
   POLICY BENEFITS...........................................................4
     TYPE OF LIFE INSURANCE..................................................4
     PURCHASING A POLICY.....................................................4
     INSURANCE  PROTECTION OFFERED BY THE POLICY.............................4
     PERSONALIZED ILLUSTRATIONS..............................................4
     FREE LOOK/RIGHT TO EXAMINE..............................................4
     FLEXIBLE PREMIUM PAYMENTS...............................................5
     INVESTMENT OPTIONS......................................................5
        SEPARATE ACCOUNT.....................................................5
        INVESTMENT CHOICES...................................................5
        TRANSFERS AMONG INVESTMENT OPTIONS...................................5
     ALLOCATING CASH VALUE...................................................5
     TRACKING CASH VALUE.....................................................5
     ACCESSING YOUR CASH VALUE...............................................6
        FULL SURRENDER.......................................................6
        PARTIAL SURRENDER....................................................6
        LOAN.................................................................6
   POLICY RISKS..............................................................6
     CASH VALUE AND INVESTMENT EXPERIENCE....................................6
     TRANSACTION RISKS.......................................................6
     RISKS OF INVESTMENT OPTIONS.............................................6
     LAPSE RISK..............................................................6
     TAX RISKS...............................................................7
   FEE TABLES................................................................7
     TRANSACTION FEES........................................................7
     PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES.....................7
     OPTIONAL RIDER CHARGES..................................................8
     TOTAL ANNUAL FUND OPERATING EXPENSES....................................9
POLICY INFORMATION..........................................................10
     WHO MAY PURCHASE A POLICY AND HOW TO PURCHASE A POLICY.................10
     EFFECTIVE DATE.........................................................11
     PREMIUM PAYMENTS.......................................................11
        METHODS OF PAYMENT..................................................11
        AMOUNT AND FREQUENCY OF PAYMENTS....................................11
        PREMIUM ALLOCATION..................................................11
        PLANNED PERIODIC PREMIUM PAYMENTS...................................11
        ANNUAL TARGET PREMIUM PAYMENT.......................................12
     INVESTMENT OPTIONS.....................................................12
        ADDITIONS OR CHANGES TO INVESTMENT OPTIONS..........................12
        VOTING PRIVILEGES...................................................12
     POLICY LAPSE AND REINSTATEMENT.........................................19
        LAPSE...............................................................19
        GRACE PERIOD........................................................19
        GUARANTEED DEATH BENEFIT............................................20
        REINSTATEMENT.......................................................20
     CHARGES AND DEDUCTIONS.................................................20
        PREMIUM CHARGE......................................................20
        MONTHLY DEDUCTIONS FROM CASH VALUE..................................21
        SEPARATE ACCOUNT CHARGES............................................21
        TRANSFER CHARGES....................................................22
        SURRENDER CHARGES...................................................22
        OTHER CHARGES.......................................................22
        DEDUCTION OF CHARGES................................................22

                                  VUL Policy 2

     DEATH BENEFIT..........................................................22
        CHANGING DEATH BENEFIT OPTION.......................................23
        CHANGING POLICY'S SPECIFIED AMOUNT..................................23
     OPTIONAL INSURANCE BENEFITS............................................24
     PAYMENT OF POLICY BENEFITS.............................................25
        BENEFITS AT MATURITY................................................25
        PAYMENT AT DEATH....................................................25
        DEATH BENEFIT PAYMENT OPTIONS.......................................25
     CASH VALUE.............................................................26
        CALCULATING YOUR VALUE IN THE VARIABLE FUND ACCOUNTS................26
        TRANSFER OF VALUE...................................................27
     LOANS..................................................................27
        LOAN COLLATERAL.....................................................27
        LOAN INTEREST.......................................................27
        REPAYMENT OF INDEBTEDNESS...........................................28
        EFFECT OF POLICY LOANS..............................................28
     SURRENDERS.............................................................28
        FULL SURRENDERS.....................................................28
        PARTIAL SURRENDERS..................................................28
     TELEPHONE TRANSACTIONS.................................................29
     DOLLAR COST AVERAGING PROGRAM..........................................29
     POSTPONEMENT OF PAYMENTS...............................................29
MORE POLICY INFORMATION.....................................................30
     OWNERS AND BENEFICIARIES...............................................30
        OWNERS..............................................................30
        BENEFICIARIES.......................................................30
     CALCULATING YOUR COST OF INSURANCE.....................................30
        NET AMOUNT AT RISK..................................................31
        NET AMOUNT AT RISK - MORE THAN ONE RATE CLASS.......................31
        COST OF INSURANCE RATES.............................................31
     MINIMUM AMOUNT INSURED.................................................31
OTHER INFORMATION...........................................................32
     USAA LIFE..............................................................32
     SEPARATE ACCOUNT.......................................................32
     TAX MATTERS............................................................32
        TAXATION OF POLICY PROCEEDS.........................................33
        TAXATION OF USAA LIFE...............................................36
     LEGAL PROCEEDINGS......................................................36
     FINANCIAL STATEMENTS...................................................36
DEFINITIONS.................................................................36
STATEMENT OF ADDITIONAL INFORMATION.........................................40

                                  VUL Policy 3

POLICY SUMMARY
--------------

This summary describes the Policy's benefits and risks. Please read the remainder of this Prospectus for further details. The glossary at the end of the Prospectus defines certain terms used in this Prospectus.

POLICY BENEFITS
---------------

TYPE OF LIFE INSURANCE
----------------------
The Policy is a FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. "Flexible Premium" gives you the flexibility to vary the amount and frequency of your premium payments, within certain limits. The Policy is called "Variable" life insurance because your Cash Value, your cost of insurance charges, and your life insurance (death) benefits can vary according to your investment in one or more Variable Fund Accounts. Your investment experience in the Variable Fund Accounts may be positive or negative. THE POLICY HAS NO MINIMUM GUARANTEED CASH VALUE, WHICH MEANS YOU BEAR THE ENTIRE INVESTMENT RISK THAT YOUR CASH VALUE COULD DECLINE TO ZERO.

PURCHASING A POLICY
-------------------
Call us at 1-800-531-2923. USAA Life Insurance Company's licensed insurance representatives can help you complete an application and guide you through the "underwriting" process, which normally involves a medical exam.

      o We will issue you a Policy, provided you meet requirements for insurability.

      o The minimum amount of insurance available is $100,000 ($25,000 if the Insured is less than 18 years of age).

      o We will not issue a Policy that insures a person older than age 80. o We reserve the right to reject an application for any reason. o Insurance coverage under your Policy begins on its Effective Date.

INSURANCE PROTECTION OFFERED BY THE POLICY
------------------------------------------
The Policy offers insurance protection as either a level death benefit option or an increasing death benefit option as shown below.

     OPTION A (LEVEL DEATH BENEFIT)      OPTION B (INCREASING DEATH BENEFIT)
     ------------------------------      -----------------------------------
     Death Benefit Greater of:           Death Benefit Greater of:
         o Your Policy's Specified           o Your Policy's Specified Amount
           Amount, or                          PLUS the Cash Value, or
         o The Minimum Amount Insured        o The Minimum Amount Insured

See "Death Benefit" for more detailed information. As long as the Policy remains in effect, under either option, the death benefit will never be less than the Policy's Specified Amount, less any Indebtedness and any due and unpaid Monthly Deductions.

In addition, you can add optional insurance death benefits to a Policy by rider (see "Other Policy Benefits - Optional Insurance Benefits").

PERSONALIZED ILLUSTRATIONS
--------------------------
Upon request and at no charge, we will provide a personalized illustration showing Insured's age, sex and rate class. If applicable and requested, an illustration for a Policy not affected by sex of the Insured will be provided. To receive a personalized illustration, please contact us at 1-800-531-4265.

 "FREE LOOK"/RIGHT TO EXAMINE
 ----------------------------
You may cancel the Policy within 10 days after receiving it, or later, as required by law. Initial Net Premium Payments allocated to any of the Variable Fund Accounts will be invested in the Vanguard Money Market Portfolio Variable Fund Account during the 10-day "Free Look" period plus 5 calendar days. Should you elect to cancel the Policy, return it to us with your written request for cancellation and we will refund the greater of:

      o    your premium payments, or
      o    the value of the Variable Fund Accounts

                                  VUL Policy 4
as of the date of receipt of your request plus any premium charge, monthly deduction, and mortality and expense charge that we deducted.

FLEXIBLE PREMIUM PAYMENTS
-------------------------
Within certain limits, you have the flexibility to determine the amount and timing of your premium payments to reflect your changing financial conditions or objectives. We generally require a minimum initial premium to issue a Policy, but we do not impose a minimum on your subsequent premium payments. You must maintain sufficient Cash Value to keep your Policy in effect, which may require you to make additional unscheduled premium payments.

You can request a periodic premium schedule to suit your needs when applying for a Policy and we will bill you for these amounts, if you wish; however, you are not required to follow this schedule.

INVESTMENT OPTIONS
------------------

SEPARATE ACCOUNT
The Separate Account is a segregated asset account of USAA Life that supports the Policy's variable life insurance benefits. The Separate Account consists of 18 Variable Fund Accounts, each of which invests in a corresponding Fund.

INVESTMENT CHOICES
Through the Separate Account, you may invest in up to 18 Variable Fund Accounts, each of which invests exclusively in a corresponding Fund of
      o    the USAA Life Investment Trust ("Trust"),
      o    the Vanguard(R)Variable Insurance Fund ("Vanguard Fund"),
      o    the Fidelity(R)Variable Insurance Products ("Fidelity Funds"),
      o    the Scudder Variable Series I ("Scudder Series"), or
      o    the Alger American Fund ("Alger Fund").

TRANSFERS AMONG INVESTMENT OPTIONS
----------------------------------
You may transfer value among the Variable Fund Accounts up to 18 times per Policy Year without charge. Transfers under the Dollar Cost Averaging Program are free and do not count against the limit.
      o Additional transfers in a Policy Year are subject to a $25 transfer charge.
      o    You may authorize transfers by telephone or by written notice.
      o Transfers must be at least $250, or the remaining value in the Variable Fund Account, if less.
      o We reserve the right at any time, without prior notice, to terminate, suspend or modify these transfer privileges.

ALLOCATING CASH VALUE
---------------------
      o Specify on your Policy application how much of your Net Premium Payment to apply to each Variable Fund Account.
      o After the Free Look Period, we will allocate your Net Premium Payments in accordance with these instructions until you direct otherwise.
      o Change future allocations at any time by telephone or by written notice.
      o    Allocations can be as small as 1/10th of one percent.

TRACKING CASH VALUE
-------------------
We will mail you periodic reports regarding your Policy and the Separate Account. In addition, log on to USAA.COM or call the USAA TOUCHLINE(R) at 1-800-531-5433 to find information about:
      o    Policy details
      o    Variable Fund Account summaries
      o    Financial activity

You will need a USAA Member Number and USAA PIN to access USAA.COM or USAA TOUCHLINE(R) information. You can also use your Social Security Number to access USAA TOUCHLINE(R) information.

                                  VUL Policy 5

ACCESSING YOUR CASH VALUE
-------------------------
Access your Cash Value through full or partial surrenders or Policy loans.

FULL SURRENDER
At any time while your Policy is in force, you may request to surrender the Policy and receive the Policy's Cash Surrender Value. Cash Surrender Value is the Policy Cash Value less the Surrender Charge, if any, payable on full surrender of your Policy. A full surrender may have tax consequences. (See "Tax Matters) A full surrender terminates the Policy.

PARTIAL SURRENDER
At any time while your policy is in force, you may request to withdraw part of the Policy's Cash Value. An administrative charge equal to the lesser of $25 or 2% of the amount withdrawn will apply. Your Policy's remaining Cash Value, after a partial surrender, may not be less than an amount equal to the then current surrender charge for a full surrender. A partial surrender will reduce your death benefit. A partial surrender may have tax consequences. (See "Tax Matters)

LOAN
You may borrow from your Policy at any time after the first Policy Year. The Policy is used as security for the loan. The maximum loan amount is 85% of the Cash Value which would be available for a full surrender. We charge you interest, in advance, at a maximum annual interest rate of 6% (4.5% for preferred loans). Lower rates may be available. If loans are not repaid, they will reduce the Policy's death benefit. A loan may have tax consequences. (See "Tax Matters)

POLICY RISKS
------------

The Policy is a long-term investment designed to provide significant life insurance benefits. You should consider the Policy in conjunction with other insurance you own. It may be to your advantage to replace existing insurance with the Policy. The Policy should be purchased only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Cash Value in the near future. THE POLICY IS DESIGNED TO MEET LONG-TERM FINANCIAL GOALS. IT IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

CASH VALUE AND INVESTMENT EXPERIENCE
------------------------------------
o Your Policy's Cash Value may change daily to reflect the investment experience of the Variable Fund Accounts.
o Your Policy's Cash Value also will reflect the amount and frequency of premium payments, partial surrenders of Cash Value, Policy loans and the charges and deductions connected with the Policy.
o Your Policy has no minimum guaranteed Cash Value, which means you bear the entire investment risk that your Cash Value could decline to zero (see "Cash Value").

TRANSACTION RISKS
-----------------
There are risks associated with surrenders, withdrawals, and loans. These risks arise from the charges associated with those transactions, as well as their effect on the Policy. You should consider the following carefully:
o A surrender charge applies for 10 Policy Years after the Policy Date. It is possible you will receive no net cash surrender value if you surrender your Policy in the first few Policy years.
o You should not purchase the Policy if you intend to surrender all or part of the policy account value in the near future.
o You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.

RISKS OF INVESTMENT OPTIONS
---------------------------
A COMPREHENSIVE DISCUSSION OF THE RISKS OF EACH FUND MAY BE FOUND IN EACH FUND'S PROSPECTUS. PLEASE REFER TO THE FUNDS' PROSPECTUSES FOR MORE INFORMATION.

LAPSE RISK
----------
If the Cash Value can no longer cover the Policy's Monthly Deduction and any loan interest due, the Policy will lapse and a grace period will begin, unless you have paid enough premiums to qualify for the Guaranteed Death

                                  VUL Policy 6

Benefit (see "Guaranteed Death Benefit"). During the grace period, you must pay the necessary premium. If you do not pay the necessary premium before the grace period ends, the Policy will terminate without value, ending all insurance coverage, including any benefits provided by rider.

If partial surrenders, loans, and charges reduce the Cash Value to too low an amount and/or if the investment experience in your selected Variable Fund Accounts is unfavorable, there is a risk that the Policy could lapse.

After termination, you may reinstate the Policy within five years, subject to certain conditions.

TAX RISKS
---------
WE DO NOT INTEND THIS DISCUSSION TO BE TAX ADVICE. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR BEFORE PURCHASING A POLICY (SEE "TAX MATTERS").

This Policy is intended to meet the definition of a "life insurance contract" under federal tax law. The Policy's death benefit should be fully excludable from the Beneficiary's gross income if paid due to the death of the Insured. Any earnings on your investment in a Variable Fund Account should not be taxable to you while the Policy is in effect unless you receive a full or partial surrender of the Policy's Cash Value.

Federal tax law limits premium payments relative to your Policy's Specified Amount in order for the Policy to meet the definition of life insurance. If the premiums you pay exceed these limits, the Policy will be treated as a modified endowment contract ("MEC") and federal tax law may impose penalties on amounts you take out of your Policy, whether as withdrawals, surrenders, or loans. We monitor your premium payments to help assure that you do not exceed permitted amounts or inadvertently incur any tax penalties due to excess premium payments.

FEE TABLES
----------

The following tables describe the fees and charges that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and charges that you will pay at the time you buy the Policy, surrender the Policy, or transfer Cash Value between investment options.

-------------------------------------------------------------------------------------------------
                                        TRANSACTION FEES
-------------------------------------------------------------------------------------------------
CHARGE                            WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------
Maximum Charge Imposed on         Each premium payment until      3% of premium paid
Premiums                          the amount paid totals 10
                                  Annual Target Premium
                                  Payments(1)
-------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge     On surrender of Policy          Maximum of 50% of Annual
                                                                  Target Premium Payment(2)
-------------------------------------------------------------------------------------------------
Partial Surrender                 On partial surrender of         Lesser of $25 or 2% of amount
                                  Policy                          withdrawn
-------------------------------------------------------------------------------------------------
Transfer Fees                     Applied, after the 18th         $25 per transfer(3)
                                  transfer in each Policy Year,
                                  to each transfer.
-------------------------------------------------------------------------------------------------

      1 An increase or decrease in the Policy's Specified Amount will result in a new Annual Target Premium Payment.
      2    Declines by 5% each Policy Year to 0% after the 10th Policy Year.
      3 We reserve the right at any time, and without prior notice, to terminate, suspend or modify transfer privileges under the Policy.

The next table describes the fees and charges that you will pay periodically during the time that you own the Policy, not including Fund operating expenses.

-------------------------------------------------------------------------------------------------
                      PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------
CHARGE                                WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------
Cost of Insurance(4)                  Policy's Effective Date, and each
(per $1,000 of net amount at risk)    Monthly Anniversary thereafter
-------------------------------------------------------------------------------------------------
o       Minimum and Maximum Charge                                          $0.03 - $83.33 per
                                                                           $1,000 of Net Amount
                                                                                  at Risk
-------------------------------------------------------------------------------------------------

                                  VUL Policy 7

-------------------------------------------------------------------------------------------------
o       Charge for 34 year old male                                        $.062 per $1,000 of
        in preferred rate class in                                         Net Amount at Risk
        the first policy year
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Maintenance Charge                    Policy's Effective Date, and each             $5
                                      Monthly Anniversary thereafter
-------------------------------------------------------------------------------------------------
                                                                            Annualized rate of
Mortality and Expense Charge(5)       Daily                                 .75% of average net
                                                                              assets of each
                                                                           Variable Fund Account
-------------------------------------------------------------------------------------------------
                                      Policy's Effective Date, and each
Administrative Charge                 Monthly Anniversary thereafter               $10
                                      during the first Policy Year
-------------------------------------------------------------------------------------------------
Federal Income Tax Charge                                                         None(6)
-------------------------------------------------------------------------------------------------
                                      At the commencement of the loan
Loan Interest                         and at the beginning of each
                                      Policy Year thereafter so long as
                                      the loan is outstanding
-------------------------------------------------------------------------------------------------
        Maximum Loan Interest Rate    Policy Years 1 - 10 and each year
                                      after that until the Insured is          6.0% annually
                                      age 55
-------------------------------------------------------------------------------------------------

        Maximum Loan Interest Rate    Policy Year 11 and thereafter if         4.5% annually
        (Insured is age 55 or older)  the Insured is age 55 or older
-------------------------------------------------------------------------------------------------
                                      OPTIONAL RIDER CHARGES(7)
-------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider        Later of the Policy's Effective       Annualized rate of
                                      Date or the rider's effective date,
                                      and each Monthly Anniversary            $.84 per $1,000
                                      thereafter                                 coverage
-------------------------------------------------------------------------------------------------
                                      Later of the Policy's Effective
                                      Date or the rider's effective date,   Annualized rate of
Children Term Life Insurance Rider    and each Monthly Anniversary           $6.00 per $1,000
                                      thereafter                                 coverage
-------------------------------------------------------------------------------------------------
Extended Maturity Date Rider          Not applicable                               None
-------------------------------------------------------------------------------------------------
Terminal Illness Rider                Not applicable                               None
-------------------------------------------------------------------------------------------------
                                      Later of the Policy's Effective
                                      Date or the rider's effective date,
Waiver of Monthly Deduction Rider(8)  and each Monthly Anniversary thereafter
-------------------------------------------------------------------------------------------------
                                                                             $0.05 - $0.277 per
        o  Minimum and Maximum Charge                                           $1 of Monthly
                                                                                  Deduction
-------------------------------------------------------------------------------------------------
        o  Charge for 34 year old                                             $0.062 per $1 of
           male in preferred rate
           class in the first policy
           year                                                               Monthly Deduction
-------------------------------------------------------------------------------------------------

      4 The cost of insurance charge for an Insured depends on the age, sex, and rate class of the Insured. (See "Calculating Your Cost of Insurance.") The cost of insurance charge shown in the table may not be representative of the charge that a particular Policy Owner will pay. The actual charge will be determined by an underwriting review of the Insured's health and circumstances. On request, we will provide a personalized illustration which will include the cost of insurance charge for the Insured.
      5 We deduct the Mortality and Expense Charge on a daily basis at an annual rate of .75% of the average net assets of each Variable Fund Account.
      6 Currently, we make no charge for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future, should it be necessary. We also may make charges for other taxes, if any, attributable to the Separate Account.
      7 Riders offer additional benefits to go with your Policy. Not all riders are available in all states.
      8 The Waiver of Monthly Deduction charge for an Insured depends on the age of the Insured. The charge shown in the table may not be representative of the charge that a particular Policy Owner will pay. On request, we will provide a personalized illustration which will include the Waiver of Monthly Deduction rider.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time that you own the Policy. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

                                  VUL Policy 8

--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                  MINIMUM         MAXIMUM
--------------------------------------------------------------------------------
Expenses that are deducted from Fund assets,            .18%            2.64%
including management fees and other expenses(9)
--------------------------------------------------------------------------------
      9 The maximum actual total Fund operating expense was 1.50% as the result of a voluntary expense reimbursement arrangement that had the effect of reducing expenses actually paid by the Fund. The expense reimbursement arrangements, including whether they are voluntary or contractual, appear in footnotes to the next following table of expenses.

The next table shows the operating expenses (before and after contractual waiver or reimbursement) charged by each Fund for the fiscal year ended December 31, 2002.

                             FUND OPERATING EXPENSES
                             -----------------------

---------------------------------------------------------       ---------------------------------
                                                                OTHER          TOTAL FUND
                                              TOTAL FUND        EXPENSES       OPERATING
VARIABLE FUND       MANAGEMENT     OTHER      OPERATING         AFTER          EXPENSES AFTER
ACCOUNT             FEES           EXPENSES   EXPENSES          REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------------------       ---------------------------------
USAA LIFE
INVESTMENT
TRUST(10, 11)
---------------------------------------------------------       ---------------------------------
Growth and Income         .20           .26          .46               .26            .46
---------------------------------------------------------       ---------------------------------
Aggressive Growth         .50           .68         1.18               .45            .95
---------------------------------------------------------       ---------------------------------
World Growth              .35          1.30         1.65               .60            .95
---------------------------------------------------------       ---------------------------------
Diversified Assets        .20           .38          .58               .38            .58
---------------------------------------------------------       ---------------------------------
Income                    .20           .51          .71               .45            .65
---------------------------------------------------------       ---------------------------------
VANGUARD(R)
VARIABLE
INSURANCE FUND
---------------------------------------------------------       ---------------------------------
                          .46           .04          .50            N/A               .50
Diversified Value
Portfolio
---------------------------------------------------------       ---------------------------------
Equity Index              .16           .02          .18            N/A               .18
Portfolio
---------------------------------------------------------       ---------------------------------
Mid-Cap Index             .24           .06          .30            N/A               .30
Portfolio
---------------------------------------------------------       ---------------------------------
Small Company             .54           .03          .57            N/A               .57
Growth Portfolio
---------------------------------------------------------       ---------------------------------
International             .42           .11          .53            N/A               .53
Portfolio
---------------------------------------------------------       ---------------------------------
REIT Index                .34           .05          .39            N/A               .39
Portfolio
---------------------------------------------------------       ---------------------------------
High Yield Bond           .30           .03          .33            N/A               .33
Portfolio
---------------------------------------------------------       ---------------------------------
Money Market              .18           .03          .21            N/A               .21
Portfolio
---------------------------------------------------------       ---------------------------------

                                  VUL Policy 9

                             FUND OPERATING EXPENSES
                             -----------------------

---------------------------------------------------------       ---------------------------------
                                                                OTHER          TOTAL FUND
                                              TOTAL FUND        EXPENSES       OPERATING
VARIABLE FUND       MANAGEMENT     OTHER      OPERATING         AFTER          EXPENSES AFTER
ACCOUNT             FEES           EXPENSES   EXPENSES          REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------------------       ---------------------------------
FIDELITY(R)
VARIABLE
INSURANCE PRODUCTS
---------------------------------------------------------       ---------------------------------
Contrafund(R)             .58           .10          .68            N/A            N/A
Portfolio,
Initial Class
---------------------------------------------------------       ---------------------------------
                          .48           .069         .57            N/A            N/A
Equity-Income
Portfolio,
Initial Class
---------------------------------------------------------       ---------------------------------
                          .58          2.06         2.64          N/A(12)        N/A(12)
Dynamic Capital
Appreciation
Portfolio,
Initial Class
---------------------------------------------------------       ---------------------------------
SCUDDER VARIABLE          .47           .04          .51               .04            .51
SERIES I

Capital Growth
Portfolio,
Class A Shares
---------------------------------------------------------       ---------------------------------
ALGER AMERICAN            .75           .10          .85               .10            .85
FUND

Growth Portfolio,
Class O Shares
---------------------------------------------------------       ---------------------------------

      (10) Pursuant to a contractual expense reimbursement arrangement, USAA Life, out of its general account, limits Fund expenses of the USAA Life Investment Trust Funds, excluding fee offset arrangements, and reimburse the Funds for all expenses in excess of, on an annual basis, .95% of the average net assets of the Aggressive Growth and World Growth Funds, .75% of the average net assets of the Diversified Assets Fund, .65% of the average net assets of the Income Fund, and .60% of the average net assets of the Growth & Income Fund. The arrangement may not be terminated before May 1, 2004.
      (11) A portion of the brokerage commissions that the Funds pay may be reimbursed and used to reduce the Funds' expenses. In addition, through fee offset arrangements with the Funds' custodian, credits, if any, realized as a result of uninvested cash balances are used to reduce custodian expenses. Total fund operating expenses reflect total expenses excluding any custodian fee offset arrangement, which reduced the total expenses of the Aggressive Growth Fund, the World Growth Fund, and the Income Fund by .01%, and had no impact on the total expenses of the Growth and Income Fund and Diversified Assets Fund.
      (12) The Fund's manager has voluntarily agreed to reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) exceed 1.50%. As a result, for the fiscal year ended December 31, 2002, Other Expenses After Reimbursement were .92%, and Total Fund Operating Expenses After Reimbursement were 1.50%. This arrangement can be discontinued by the Fund's manager at any time.

POLICY INFORMATION
------------------

WHO MAY PURCHASE A POLICY AND HOW TO PURCHASE A POLICY
------------------------------------------------------
o Complete an application and submit it, with your initial premium payment (if required), to our Home Office.
o You are required to provide us with satisfactory evidence of your insurability as part of the "underwriting" process.
o During the underwriting process, you will be asked to complete a medical examination in order to assign you to an underwriting class used to determine your cost of insurance charges.
o After completion of the underwriting process, we will notify you of our decision regarding your application.
o     We will not issue a Policy to insure a person older than age 80.

                                 VUL Policy 10

EFFECTIVE DATE
--------------
o If the first premium is submitted with the application, the Effective Date will ordinarily be the date the application is approved and the Policy is issued.
o Insurance coverage begins on the Policy's Effective Date which is shown on the Policy Information Page.
o     You must pay the first premium before the Policy becomes effective.

PREMIUM PAYMENTS
----------------

METHODS OF PAYMENT
o We accept premium payments by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "USAA Life Insurance Company" or "USAA Life".
o We accept premium payments made by bank draft, wire, or exchange from another insurance company.
o     Premium payments must be sent directly to our Home Office.
o You may use our Automatic Payment Plan to have monthly premium payments automatically deducted from your bank account.

AMOUNT AND FREQUENCY OF PAYMENTS
o As long as you maintain sufficient Cash Value, you have flexibility to determine amount and frequency of premium payments.
o INITIAL PREMIUM PAYMENT - To issue a Policy, you are required to provide us with an initial premium payment equal to at least one full Planned Periodic Premium Payment specified in your Policy. (If you select the Automatic Payment Plan, your initial premium payment would equal 2 monthly payments under the Plan.)
o MINIMUM AND MAXIMUM PREMIUM PAYMENTS - Except for the initial premium payment, we do not require any minimum premium. However, you must maintain enough Cash Value to cover policy charges or the Policy will lapse. In addition, for the Policy to qualify as a life insurance contract for federal tax purposes, the total amount of your premium payments may not exceed the maximum amount allowed by federal tax law, unless necessary to prevent lapse. If a premium payment would cause you to exceed that maximum amount, we will refund the excess premium payment to you. (See "Tax Matters.")

PREMIUM ALLOCATION
On your application, you must specify the allocation of Net Premium Payments to each selected Variable Fund Account. You can specify allocations in increments as small as 1/10th of one percent. The total amount of your allocations must equal 100%. During the application process, we will hold your initial premium payment in our general account (without interest). If a policy is not issued, we will return your premium.

Once your application is in good order, we will credit your initial net premium to the Policy as of the date the Policy is issued. There is a "Free Look" period during which we will allocate your initial Net Premium Payment and any subsequent Net Premium received during the "Free Look" period to the Vanguard Money Market Portfolio Variable Fund Account. The Net Premium will remain in the Vanguard Money Market Portfolio Variable Fund Account for the "Free Look" period plus five days. On the Valuation Date immediately following the end of that period, we will allocate the initial Net Premium Payment, together with any subsequent Net Premium Payments that have been made, plus any earnings, among the Variable Fund Accounts in the percentages directed on the application. We will allocate these amounts at the Accumulation Unit Value next computed on that date. (See "Calculating Your Value in the Variable Fund Accounts.") You may change your fund allocations at any time by telephone or by written notice. There are no charges or fees for changing your allocation instructions. The allocation change will become effective with the first premium payment we receive on or following the Date of Receipt of your request. (See "Transfer of Value")

PLANNED PERIODIC PREMIUM PAYMENTS
You may choose to make planned periodic premium payments. For convenience, we will also set up a schedule of premium payments and will send you premium notices at quarterly, semiannual or annual intervals. To facilitate planned periodic premium payments, we also will accept monthly premium payments through our Automatic Payment Plan. You are not obligated to follow the schedule of planned periodic premium payments, and failing to do so will not itself cause your Policy to lapse. Conversely, following the schedule will not guarantee that your Policy will remain in effect, unless you have made enough premium payments to qualify for the Guaranteed Death Benefit (see "Guaranteed Death Benefit").

                                 VUL Policy 11

ANNUAL TARGET PREMIUM PAYMENT
We will use the Annual Target Premium Payment specified in your Policy to determine whether we will deduct a premium charge from your premium payments or a surrender charge if you fully surrender. (SEE "Premium Charge" and "Surrender Charge" under "Charges and Deductions.") We also will use the Annual Target Premium Payment to determine whether the Guaranteed Death Benefit applies. (SEE "Guaranteed Death Benefit" under "Lapse and Reinstatement.") We determine the Annual Target Premium Payment actuarially based on the age, sex and rate class of the Insured, and the insurance benefits contained in the Policy.

INVESTMENT OPTIONS
------------------

Currently, you may invest in up to 18 Funds through the Separate Account. You can invest in a Fund by allocating Net Premium Payments to the corresponding Variable Fund Account. The Funds are managed by professional money managers as shown in the chart below that provides a brief description of each Fund. For more information, including a discussion of potential investment and other risks, please refer to the prospectuses for the Funds.

ADDITIONS OR CHANGES TO INVESTMENT OPTIONS
In the future, additional Funds may be made available as investment options through corresponding Variable Fund Accounts. For example, we may add Funds if we believe investment or marketing conditions warrant. We reserve the right, subject to compliance with applicable law, to change the Funds available as investment options. For example, we may eliminate or merge one or more Funds or substitute the shares of a Fund for those of another fund. We may do so, in our sole discretion, if we determine further investment in any Fund would be inconsistent with the purposes of the Policies. We will give you written notice of the addition, elimination, merger, or substitution of any Fund to the extent required by law.

In the event of a substitution or other change, we may, by appropriate endorsement, make any changes in your Policy and any future policies as may be necessary or appropriate to reflect the substitution or change, operate the Separate Account as a management company, deregister it with the SEC in the event such registration is no longer required, or combine it with other USAA Life separate accounts.

VOTING PRIVILEGES
Based on our present view of the law, we will vote the shares of the Funds we hold directly or indirectly through the Separate Account in accordance with instructions received from Owners entitled to give such instructions. We will determine the persons entitled to give voting instructions and the number of shares a person has a right to instruct based on Variable Fund Account Values as of the record date of the meeting. We will vote shares attributable to Policies for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine, based on SEC rules or other authority, that we may vote such shares ourselves in our own discretion.

-------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE              PRINCIPAL INVESTMENT
& INVESTMENT ADVISER              STRATEGIES                      INVESTOR PROFILE
-------------------------------------------------------------------------------------------------
                                     LARGE-CAP VALUE FUNDS
-------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME        o  Normally invests at          May be appropriate for
PORTFOLIO INITIAL CLASS              least 80% of total assets    investors who are willing to
                                     in income-producing equity   ride out stock market
OBJECTIVE:                           securities, which tends to   fluctuations in pursuit of
Reasonable income.  The Fund         lead to investments in       potentially above-average
will also consider the               large cap "value" stocks.    long-term returns.  Designed
potential for capital             o  Potentially invests          for those who want some
appreciation.  The Fund's goal       in other types of equity     income from equity and bond
is to achieve a yield which          securities and debt          securities, but also want to
exceeds the composite yield on       securities, including        be invested in the stock
the securities comprising the        lower-quality debt           market for its long-term
S&P 500(R)Index                      securities.                  growth potential
                                  o  Invests in domestic
ADVISER:                             and foreign issuers.
Fidelity Management & Research    o       Uses fundamental
Company                              analysis of each issuer's
82 Devonshire Street                 financial condition and
Boston, Massachusetts 02109          industry position and
                                     market and economic
                                     conditions to select
                                     investments.
-------------------------------------------------------------------------------------------------

                                 VUL Policy 12

-------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE              PRINCIPAL INVESTMENT
& INVESTMENT ADVISER              STRATEGIES                      INVESTOR PROFILE
-------------------------------------------------------------------------------------------------
                                     LARGE-CAP VALUE FUNDS
-------------------------------------------------------------------------------------------------
USAA LIFE GROWTH & INCOME FUND    o  Invests primarily in         Designed for the investor
                                     equity securities that       seeking to benefit from
OBJECTIVE:                           show the best potential      long-term growth of capital
Primary:     Capital growth          for total return through a   and return.  Because the Fund
Secondary:   Current income          combination of capital       emphasizes investments in
                                     appreciation and income.     common stocks, its value will
ADVISER:                          o  Investments in convertible   fluctuate based on market
USAA Investment Management           securities is limited to     conditions.  Consequently,
Company                              5% of assets.  May invest    the Fund should not be relied
9800 Fredericksburg Road             in nonconvertible debt       upon for short-term financial
San Antonio, Texas  78288            securities and preferred     needs or short-term
                                     stock.                       investment in the stock
SUBADVISER:                       o  While most of the Fund's     market.
Wellington Management Co., LLP       assets will be invested
75 State Street                      in U.S. securities, we
Boston, MA  02109                    may also invest up to 20%
                                     of the Fund's total assets
                                     in foreign securities
                                     purchased in either
                                     foreign or U.S. markets.
                                     These foreign holdings may
                                     include securities issued
                                     in emerging markets as
                                     well as securities issued
                                     in established markets.
-------------------------------------------------------------------------------------------------
                                     LARGE-CAP GROWTH FUNDS
-------------------------------------------------------------------------------------------------
VANGUARD DIVERSIFIED VALUE        o  Invests primarily in         May be suitable investment
PORTFOLIO                            common stocks of large and   for you if: (1) you wish to
                                     medium-size companies        add a stock fund to your
OBJECTIVE:                           whose stocks are             existing holdings, which
Long-term growth of capital and      considered by the adviser    could include other stock
a moderate level of dividend         to be undervalued and out    investments as well as bond
income                               of favor with investors.     and money market investments;
                                     Such "value" stocks          (2) you want a stock fund
ADVISER:                             typically have               employing a value approach in
Barrow, Hanley, Mewhinney &          above-average dividend       seeking long-term growth in
Strauss, Inc.                        yields and/or                capital as well as moderate
One McKinney Plaza                   below-average prices in      level of dividend income.
3232 McKinney Ave, 15th Floor        relation to such financial
Dallas, Texas  75204                 measures as earnings, book
                                     value, and cash flow.
-------------------------------------------------------------------------------------------------
ALGER AMERICAN GROWTH             o  Invests primarily in         May be appropriate for
PORTFOLIO, CLASS O SHARES*           equity securities, such      investors seeking long-term
                                     as common or preferred       capital appreciation.
OBJECTIVE:                           stocks, which are listed
Long-term capital appreciation       on U.S. exchanges or in
                                     the over-the-counter
ADVISER:                             market.
Fred Alger Management, Inc.       o  The Portfolio invests
                                     primarily in "growth"
111 Fifth Avenue                     stocks.
New York, NY  10003               o  Under normal
                                     circumstances, the
*The Alger American                  Portfolio invests
Fund offers both                     primarily in the
Class O and Class S                  equity securities of
shares. The classes                  large companies with a
differ only in that                  market capitalization of
Class S shares are                   $1 billion or greater.
subject to
distribution and
shareholder
servicing fees,
while Class O shares
are not. Only Class
O shares are
available under the
Policy.
-------------------------------------------------------------------------------------------------

                                  VUL Policy 13

-------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE              PRINCIPAL INVESTMENT
& INVESTMENT ADVISER              STRATEGIES                      INVESTOR PROFILE
-------------------------------------------------------------------------------------------------
                                     LARGE-CAP GROWTH FUNDS
-------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R)        o  Normally invests             May be appropriate for
PORTFOLIO, INITIAL CLASS             primarily in common stocks   investors who are willing to
OBJECTIVE:                        o  Invests in securities        ride out stock market
Long-term capital appreciation       of companies whose value     fluctuations in pursuit of
                                     it believes is not fully     potentially above-average
ADVISER:                             recognized by the public.    long-term returns.
Fidelity Management & Research    o  Invests in domestic
Company                              and foreign issuers.
82 Devonshire Street              o  Invests in either
Boston, Massachusetts 02109          "growth" stocks or
                                     "value" stocks or both.
                                  o  Uses fundamental analysis
                                     of each issuer's financial
                                     condition and industry
                                     position and market and
                                     economic conditions to
                                     select investments.
-------------------------------------------------------------------------------------------------
                                     LARGE-CAP BLEND FUNDS
-------------------------------------------------------------------------------------------------
SCUDDER VS I CAPITAL GROWTH       o  Invests at least 65%         May be appropriate for
PORTFOLIO, CLASS A SHARES            of total assets in common    investors seeking long-term
OBJECTIVE:                           stocks of U.S. companies.    growth.
Maximize long-term capital        o  Although the Portfolio
growth through a broad and           can invest in companies
flexible investment program.         of any size, it
                                     generally focuses on
ADVISER:                             established companies that
Deutsche Investment Management       are similar in size to the
Americas, Inc.                       companies in the S&P 500
345 Park Avenue                      Index.  The Portfolio
New York, New York                   intends to invest
                                     primarily in companies
                                     whose market
                                     capitalizations fall
                                     within the normal
                                     range of the Index.
-------------------------------------------------------------------------------------------------
VANGUARD EQUITY INDEX PORTFOLIO   o  Employs a "passively"        May be a suitable investment
OBJECTIVE:                           managed- or                  for you if: (1) you wish to
Long-term growth of capital and      index-approach, by holding   add a low-cost,
income by attempting to match        all of the stocks in the     large-capitalization stock
the performance of a                 Standard & Poor's 500        index fund to your existing
broad-based market index of          Composite Stock Price        holdings, which could include
stocks of large U.S. companies.      Index in roughly the same    other stock investments as
                                     proportion to their          well as bond and money market
ADVISER:                             weighting in the index.      investments; (2) you want the
The Vanguard Group                o  Stocks represented in        potential for long-term
P.O. Box 2600                        the Index, and thus the      capital appreciation, with a
Valley Forge, Pennsylvania           Portfolio's holding, are     moderate level of dividend
19482                                weighted according to each   income.
                                     stock's market
                                     capitalization (shares
                                     outstanding x share price).
                                     For example, if a specific
                                     stock represented 2% of
                                     the S&P 500 Index, the
                                     Portfolio would invest 2%
                                     of its assets in that
                                     company.
-------------------------------------------------------------------------------------------------

                                 VUL Policy 14

-------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE              PRINCIPAL INVESTMENT
& INVESTMENT ADVISER              STRATEGIES                      INVESTOR PROFILE
-------------------------------------------------------------------------------------------------
                                     LARGE-CAP BLEND FUNDS
-------------------------------------------------------------------------------------------------
VANGUARD MID-CAP INDEX PORTFOLIO  o  Employs a "passively"        May be a suitable investment
OBJECTIVE:                           managed- or index-approach   for you if: (1) you wish to
Long-term growth of capital by       by holding the stocks in     add a low-cost,
attempting to match the              the Standard & Poor's        mid-capitalization stock
performance of a broad-based         MidCap 400 Index in          index fund to your existing
market index of stocks of            roughly the same             holdings, which could include
medium-size U.S. companies.          proportion to their          other stock investments as
                                     weighting in the Index.      well as bond and money market
ADVISER:                          o  Stocks represented in        investments; (2) you want the
The Vanguard Group                   the Index, and thus the      potential for long-term
P.O. Box 2600                        Portfolio's holdings, are    capital appreciation.
Valley Forge, Pennsylvania           weighted according to
19482                                each stock's market
                                     capitalization. For
                                     example, if a specific
                                     stock represented 5% of
                                     the S&P MidCap 400
                                     Index, the Portfolio
                                     would invest 5% of its
                                     assets in that company.
-------------------------------------------------------------------------------------------------
                                      MID-CAP GROWTH FUNDS
-------------------------------------------------------------------------------------------------
FIDELITY VIP DYNAMIC CAPITAL      o  Normally invests             May be appropriate for
APPRECIATION PORTFOLIO, INITIAL      primarily in common stocks.  investors seeking broad
CLASS                             o  Invests in domestic          exposure to the domestic
OBJECTIVE:                           and foreign issuers.         equity market without
Capital appreciation              o  Invests in either            investment style restrictions.
                                     "growth" stocks or "value"
ADVISER:                             stocks or both
Fidelity Management & Research    o  Uses fundamental
Company                              analysis of each issuer's
82 Devonshire Street                 financial condition and
Boston, Massachusetts  02109         industry position and
                                     market and economic
                                     conditions to select
                                     investments.
-------------------------------------------------------------------------------------------------
USAA LIFE AGGRESSIVE GROWTH FUND  o  Invests primarily in         Designed for the investor
OBJECTIVE:                           equity securities of large   seeking to benefit from
Appreciation of capital              companies that are           long-term growth of capital.
                                     selected for their           Generally, this Fund is
ADVISER:                             attractive growth            expected to have a greater
USAA Investment Management           potential.  These            potential for long-term
Company                              investments will tend to     capital appreciation than
9800 Fredericksburg Road             consist primarily of a       growth and income funds, but
San Antonio, Texas  78288            diversified portfolio of     is also significantly more
                                     stocks of large companies    volatile.
SUBADVISER:                          selected for their growth
Marsico Capital Management, LLC      potential.  The term
1200 17th Street, Suite 1300         "equity securities" is
Denver, CO  80202                    used to include common
                                     stocks, convertible
                                     securities, and securities
                                     that carry the right to
                                     buy common stock.
                                  o  While most of the
                                     Fund's assets will be
                                     invested in U.S.
                                     securities, we may also
                                     invest up to 20% of the
                                     Fund's total assets in
                                     foreign securities
                                     purchased in either
                                     foreign or U.S. markets.
-------------------------------------------------------------------------------------------------

                                 VUL Policy 15

-------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE              PRINCIPAL INVESTMENT
& INVESTMENT ADVISER              STRATEGIES                      INVESTOR PROFILE
-------------------------------------------------------------------------------------------------
                                      MID-CAP GROWTH FUNDS
-------------------------------------------------------------------------------------------------
VANGUARD SMALL COMPANY GROWTH     o  Invest mainly in the         May be suitable investment
PORTFOLIO                            stocks of smaller            for you if: (1) you wish to
OBJECTIVE:                           companies (which, at the     add a small-capitalization
Long-term growth of capital          time of purchase,            growth stock fund to your
                                     typically have a market      existing holdings, which
ADVISERS:                            value of less than $1-$2     could include other stock
Granahan Investment Management,      billion). These companies    investments as well as bond
Inc.                                 are considered by the        and money market investments;
275 Wyman Street                     Portfolio's advisers to      (2) you are seeking growth of
Waltham, Massachusetts 02154         have above-average           capital over the long-term at
                                     prospects for growth, but    least five years; (3) you are
Grantham, Mayo, Van Otterloo &       often provide little or no   not looking for dividend
Co. LLC                              dividend income.             income; (4) you are willing
40 Rowes Wharf                                                    to assume the above-average
Boston, Massachusetts 02110                                       risk associated with
                                                                  investing in small cap growth
                                                                  stocks.
-------------------------------------------------------------------------------------------------
                                      DOMESTIC HYBRID FUND
-------------------------------------------------------------------------------------------------
USAA LIFE DIVERSIFIED ASSETS      o  Invests in a                 Designed for the investor
FUND                                 diversified program within   seeking the benefits of both
OBJECTIVE:                           one mutual fund by           long-term capital
Long-term capital growth,            allocating the Fund's        appreciation and current
consistent with preservation of      assets, under normal         return.  Generally, the Fund
capital and balanced by current      market conditions, in        is expected to have less
income.                              approximately 60% equity     exposure to equity securities
                                     securities (selected for     than growth funds.
ADVISER:                             their potential return)
USAA Investment Management           and approximately 40% in
Company                              debt securities of varying
9800 Fredericksburg Road             maturities.
San Antonio, Texas  78288         o  The equity securities
                                     will consist significantly of domestic
                                     common stocks and, to a much lesser extent,
                                     may include shares of real estate
                                     investments trust (REITs).
                                  o  The fixed income component will be made up
                                     of the same types of debt securities in
                                     which the USAA Life Income Fund may invest.
                                     The Fund may also invest in municipal lease
                                     obligations.
                                  o  While most of the Fund's assets will be
                                     invested in U.S. securities, we may also
                                     invest up to 20% of the Fund's total assets
                                     in foreign or U.S. markets. These foreign
                                     holdings may include securities issued in
                                     emerging markets as well as securities
                                     issued in established markets.
-------------------------------------------------------------------------------------------------

                                 VUL Policy 16

-------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE              PRINCIPAL INVESTMENT
& INVESTMENT ADVISER              STRATEGIES                      INVESTOR PROFILE
-------------------------------------------------------------------------------------------------
                                        WORLD STOCK FUND
-------------------------------------------------------------------------------------------------
USAA LIFE WORLD GROWTH FUND       o  Invests primarily in         Designed for the investor
OBJECTIVE:                           equity securities of both    seeking to diversify by
Long-term capital appreciation       foreign and domestic         investing in securities of
                                     issuers.                     both domestic and foreign
ADVISER:                          o  May not invest more          issuers and who is prepared
USAA Investment Management           than 25% of assets in one    to bear the risks of such
Company                              industry.                    investments.  Because of the
9800 Fredericksburg Road          o  Under normal market          Fund's emphasis on equity
San Antonio, Texas  78288            conditions, the Fund's       securities and securities of
                                     investments will be          foreign issuers, the Fund
SUBADVISER:                          diversified in at least      should not be relied upon as
MFS Investment Management            three countries, one of      a balanced investment program.
500 Boylston Street                  which is the United States.
Boston, MA  02116
-------------------------------------------------------------------------------------------------
                                       FOREIGN STOCK FUND
-------------------------------------------------------------------------------------------------
VANGUARD INTERNATIONAL PORTFOLIO  o  Invests in the stocks        May be suitable investment
OBJECTIVE:                           of seasoned companies        for you if: (1) you wish to
Long-term growth of capital          located outside of the       add an international stock
                                     United States.               fund to your existing
ADVISER 1:                        o  In selecting stocks,         holdings, which could include
Schroder Investment Management       Schroder evaluates foreign   other stock investments as
North America, Inc.                  markets around the world.    well as bond and money market
875 3rd Avenue, New York, NY         Within markets regarded as   investments; (2) you are
10022                                having favorable             seeking growth of capital
                                     investment climates, this    over the long-term at least
Sub-Adviser:                         advisor selects companies    five years; (3) you are not
Schroder Investment Management       with above-average growth    looking for income; (4) you
North America, Limited               potential whose stocks       are willing to assume the
31 Gresham Street                    sell at reasonable prices.   additional risks (including
London EC2V 7QA, England          o  Baillie Gifford uses         currency and country risk)
                                     a fundamental approach to    associated with international
Adviser 2:                           identify quality growth      stocks.
Baillie Gifford Overseas Ltd         companies and considers
1 Rutland Court, Edinburgh, EH3      sustainable earnings and
8EY, Scotland                        free cash flow growth to
                                     be critical factors in
                                     evaluating a company's
                                     prospects. Companies are
                                     screened first for quality
                                     and then for value.
                                     Baillie Gifford looks for
                                     companies with attractive
                                     industry backgrounds,
                                     strong competitive
                                     positions within those
                                     industries, high quality
                                     earnings and a positive
                                     approach towards
                                     shareholders. The main
                                     fundamental factors
                                     considered when
                                     analyzing companies in
                                     this bottom-up analysis
                                     are: earnings growth,
                                     cash flow growth,
                                     profitability, debt and
                                     interest coverage, and
                                     valuation.
-------------------------------------------------------------------------------------------------

                                 VUL Policy 17

-------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE              PRINCIPAL INVESTMENT
& INVESTMENT ADVISER              STRATEGIES                      INVESTOR PROFILE
-------------------------------------------------------------------------------------------------
                                      LONG-TERM BOND FUND
-------------------------------------------------------------------------------------------------
USAA LIFE INCOME FUND             o  Invests primarily in         Designed primarily for the
OBJECTIVE:                           U.S. dollar-denominated      investor seeking to benefit
Maximum current income without       debt and income-producing    from returns higher than
undue risk to principal.             securities that have been    those available in a money
                                     selected for their high      market fund.  An investor in
ADVISER:                             yields relative to the       this Fund should also be
USAA Investment Management           risk involved.               willing to accept principal
Company                           o  Debt securities must         fluctuations.  The Fund
9800 Fredericksburg Road             be investment-grade at the   should not be relied upon as
San Antonio, Texas  78288            time of purchase.            a balanced investment program.
-------------------------------------------------------------------------------------------------
                                      HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------------------
VANGUARD HIGH YIELD BOND          o  Invests primarily in         May be a suitable investment
PORTFOLIO                            a diversified group of       for you if:  (1) you are
OBJECTIVE:                           high -yielding,              seeking a high level of
High level of income                 higher-risk corporate        income and are willing to
                                     bonds with medium- and       take substantial risks in
ADVISER:                             lower-range credit-quality   pursuit of higher returns;
Wellington Management Company,       ratings, commonly known as   (2) you have a long-term
LLP                                  "junk bonds".                investment horizon - more
75 State Street                   o  The Portfolio emphasizes     than five years.
Boston, Massachusetts  02109         higher grades of credit
                                     quality within the high-
                                     yield bond universe. The
                                     Portfolio invests at
                                     least 80% of its assets
                                     in corporate bonds that
                                     are rated below Baa by
                                     Moody's Investors Service,
                                     Inc. or below BBB by
                                     Standard & Poor's
                                     Corporation.
                                  o  The Portfolio may not
                                     invest more than 20%
                                     of its assets in any of
                                     the following taken as a
                                     whole: securities with
                                     credit ratings lower
                                     than B or that are
                                     unrated, convertible
                                     securities, and
                                     preferred stocks.
                                  o  The adviser may consider
                                     a security's potential
                                     for capital appreciation
                                     only when it is
                                     consistent with the
                                     objective of high and
                                     sustainable current
                                     income.
-------------------------------------------------------------------------------------------------

                                 VUL Policy 18

-------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE              PRINCIPAL INVESTMENT
& INVESTMENT ADVISER              STRATEGIES                      INVESTOR PROFILE
-------------------------------------------------------------------------------------------------
                                   SPECIALTY-REAL ESTATE FUND
-------------------------------------------------------------------------------------------------
VANGUARD REIT INDEX PORTFOLIO     o  Invests in the stocks        May be a suitable investment
OBJECTIVE:                           of real estate investment    for you if: (1) You are
High level of income and             rusts (REITs), which own     looking for a simple way to
moderate long-term growth of         office buildings, hotels,    gain indirect exposure to the
capital                              shopping centers, and        real estate market to further
                                     other properties.            diversify your existing
ADVISER:                          o  The Portfolio employs        holdings, which could include
The Vanguard Group                   a "passively" managed-or     other stock, bond, and money
P.O. Box 2600                        index-approach, by holding   market investments.  (2) You
Valley Forge, Pennsylvania           a mix of securities that     want a stock fund that offers
19482                                seeks to match the           the potential for
                                     performance of the Morgan    above-average dividend
                                     Stanley REIT Index, a        income.  (Historically, the
                                     benchmark of U.S. REITs.     securities that make up the
                                     Holdings of the Index, and   Index have provided higher
                                     thus of the Portfolio, are   dividend income than those in
                                     weighted according to each   the S&P 500 Index.)  (3) You
                                     stock's market               are seeking modest growth of
                                     capitalization.              capital over the long term -
                                  o  The Portfolio holds          at least five years.
                                     each stock found in the
                                     Index in approximately the
                                     same proportion as
                                     represented in the Index
                                     itself.  For example, if a
                                     specific stock represented
                                     2% of the Morgan Stanley
                                     REIT Index, the Portfolio
                                     would invest 2% in that
                                     stock
-------------------------------------------------------------------------------------------------
                                       MONEY MARKET FUND
-------------------------------------------------------------------------------------------------
VANGUARD MONEY MARKET PORTFOLIO   o  Invests more than 25%        May be a suitable investment
OBJECTIVE:                           of its assets in             for you if: (1) you wish to
Income while maintaining             high-quality, short-term     add a money market fund to
liquidity and a stable share         money market instruments     your existing holdings, which
price of $1                          issued by companies in the   might also include stock and
                                     financial services           bond investments; (2) you are
ADVISER:                             industry.  The Fund also     seeking income and stability
The Vanguard Group                   invests in high-quality      of principal.
P.O. Box 2600                        money market instruments
Valley Forge, Pennsylvania           issued by non-financial
19482                                corporations, such as
                                     securities backed by the
                                     full faith and credit of
                                     the U.S. government,
                                     securities issued by U.S.
                                     agencies, or obligations
                                     issued by corporations and
                                     financial institutions.
-------------------------------------------------------------------------------------------------

POLICY LAPSE AND REINSTATEMENT
------------------------------

LAPSE
Your Policy will lapse if your Policy Cash Value is insufficient to pay the Monthly Deduction and any loan interest due, unless you have paid enough premiums to qualify for the Guaranteed Death Benefit. (See "Guaranteed Death Benefit")

GRACE PERIOD
You have a 61-day grace period to provide sufficient payment to keep your Policy in force. The grace period will begin on any Monthly Anniversary when your Policy Cash Value is insufficient to cover the Monthly Deduction for the following month and any loan interest due. We will notify you and any assignee of record of the date the grace period expires and of the premium payment necessary to continue the Policy in effect. During the grace period, you must submit enough premium to cover 3 Monthly Deductions and any loan interest due. If you do not pay the necessary premium within the grace period, the Policy will lapse, terminating all insurance, including benefits provided by rider. If the Insured dies during the grace period, we will pay your Beneficiary the death benefit, less

                                 VUL Policy 19
any due and unpaid Monthly Deductions and any loan interest due through the month of death. During the grace period, or at lapse, we will not refund any Cash Value remaining in the Policy at the beginning of the grace period.

GUARANTEED DEATH BENEFIT
During the first 5 Policy years, your Policy will qualify for the Guaranteed Death Benefit if specified minimum premium payments have been paid. Guaranteed Death Benefit means that we guarantee that your Policy will not lapse, even if the Cash Value is insufficient to pay for the monthly deduction and any loan interest then due. The determination will be made at each Monthly Anniversary, at which time premium payments must total the Annual Target Premium payment specified in your Policy, adjusted to reflect the number of Monthly Anniversaries since the Policy's Effective Date.

For example, if
      o    Annual Target Premium is $2,000.
      o    The policy has been in force for 3.5 years.
      o    There are no partial surrenders and no loans.
      o    The Cash Value at 3.5 years is insufficient to pay the Monthly
           Deduction.

To qualify for the Guaranteed Death Benefit, premium payments must equal the Annual Target Premium. Here, $2,000 x 3.5 years = $7,000 premium. If $7,000 total premiums have been paid, then the policy will not lapse because the Guaranteed Death Benefit applies.

The Guaranteed Death Benefit is only available during the first five policy years. We will declare a new Annual Target Premium payment if the Specified Amount is increased or decreased within the first five policy years. We will use the new Annual Target Premium Payment in the Guaranteed Death Benefit calculation.

REINSTATEMENT
You may reinstate a lapsed Policy within 5 years from the date of lapse and before the Policy's Maturity Date if you meet all of the following requirements:
o     Provide a completed written application for reinstatement.
o     Give proof of insurability satisfactory to USAA Life.
o Make payment of premium sufficient to pay the estimated Monthly Deductions for at least the 3 Policy months beginning with the effective date of reinstatement.
o     Make payment of, or agreement to reinstate, any Policy Indebtedness.

The Effective Date of the reinstatement will be the Monthly Anniversary on or before we approve your request. Upon reinstatement, the death benefit will be the Specified Amount in effect at lapse, less any reinstated Indebtedness.

Your Policy's initial reinstated Cash Value will be calculated as follows:

o     Net reinstated premium,
o MINUS the monthly deduction for the month following the Effective Date of reinstatement,
o     PLUS (if applicable) any reinstated indebtedness,
o PLUS any interest earnings credited to the loan collateral held in the general account.

An advantage of reinstating a lapsed Policy is that we will not deduct the first-year Administrative Charge again if it has already been paid. A possible disadvantage of reinstatement is that you must pay or reinstate any Policy Indebtedness. A Policy cannot be reinstated once it has been fully surrendered.

CHARGES AND DEDUCTIONS
----------------------

PREMIUM CHARGE
o We deduct a 3% premium charge from each premium as compensation for selling expenses and taxes.
o We deduct the premium charge from all of your premium payments until the gross amount of premium payments exceeds the sum of the Annual Target Premium payments payable over 10 years. (See "Annual Target Premium Payment")
o If you increase or decrease the Specified Amount, we will declare a new Annual Target Premium Payment for you and use it to determine whether the premium charge applies.

                                 VUL Policy 20

The amount remaining after we deduct the premium charge is the Net Premium payment and is the amount we allocate to the Variable Fund Accounts you select.

EXAMPLE:       Annual Target Premium payment is $2,000.
               $2,000 x 10 years = $20,000.
               We would no longer deduct the premium charge once you have paid in premiums of $20,000.

MONTHLY DEDUCTIONS FROM CASH VALUE
On your Policy's Effective Date, and each Monthly Anniversary thereafter, we will deduct certain monthly charges from your Policy's Cash Value (See "Deduction of Charges"). The Monthly Deduction includes the following items, each as described below.
      o    Cost of insurance charge.
      o    Charge for optional insurance benefits provided by rider.
      o    Administrative charge.
      o    Maintenance charge.

      COST OF INSURANCE CHARGES. (See "Calculating Your Cost of Insurance" for a more detailed discussion of the factors that affect the net amount at risk and how the cost of insurance charge is calculated.) Monthly cost of insurance charges depend on a number of variables, including:
      o    Specified Amount of insurance coverage;
      o    Death benefit option you select;
      o    Cost of insurance RATE; and
      o    Investment experience of your value in the Variable Fund Accounts.

      CHARGES FOR OPTIONAL INSURANCE BENEFITS. Monthly Deductions include charges for any optional insurance benefits added to the Policy by rider. (See "Optional Insurance Benefits")

      ADMINISTRATIVE CHARGES (FIRST POLICY YEAR ONLY). During the first 12 Policy months only, we deduct a monthly Administrative Charge of $10 for start-up administrative expenses we incur in issuing your Policy. These expenses include the cost of processing your application, conducting a medical examination, determining insurability and rate class, and establishing Policy records. The investment advisers or other affiliates of certain Funds may reimburse USAA Life for the cost of administrative services provided to the Funds as investment options under the Policies. Compensation is paid out of fee earnings, based on a percentage of a Fund's average net assets attributable to a Policy.

      MAINTENANCE CHARGE. The Monthly Deduction includes a recurring Maintenance Charge of $5. This charge compensates us for the recurring administrative expenses related to the maintenance of your Policy and of the Separate Account. These expenses include premium notices and collection, record keeping, processing death benefit claims, Policy changes, reporting, and overhead costs. USAA Life guarantees that this charge will not increase during the life of the Policy.

SEPARATE ACCOUNT CHARGES
We deduct certain charges on a daily basis as a percentage of the value of each Variable Fund Account of the Separate Account. These charges reduce your Policy's Cash Value.

      MORTALITY AND EXPENSE CHARGE. We assess a daily charge of .00204% (equal to .75% annual rate) against the values of each Variable Fund Account for mortality and expense risks that USAA Life assumes under the Policies. We guarantee that this charge will not increase during the life of your Policy. The mortality risk that USAA Life assumes is that Insureds may live for a shorter period of time than we estimate and thus a greater amount of death benefits than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than we estimate.

      FEDERAL INCOME TAX CHARGE. Currently, we make no charge against a Variable Fund Account for federal income tax that may be attributable to that Account. We may, however, make such a charge in the future, should it be necessary. We also may make charges for other taxes, if any, attributable to any Variable Fund Account.

                                 VUL Policy 21

TRANSFER CHARGES
For each transfer between Variable Fund Accounts in excess of 18 per Policy Year, we assess a $25 charge. We reserve the right, at any time, and without prior notice, to terminate, suspend, or modify these transfer privileges.

SURRENDER CHARGES

      PARTIAL SURRENDER CHARGE. For each partial surrender, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn. This charge is an administrative processing fee.

      FULL SURRENDER CHARGE. For full surrenders prior to the end of the 10th Policy Year, we assess the surrender charge described below. The surrender charge compensates USAA Life for the expenses it incurs in distributing the Policies. The amount of the surrender charge will equal a percentage of the Annual Target Premium Payment specified in your Policy, regardless of the amount of premiums you actually pay. The surrender charge depends on when you surrender. As shown in the table below, the surrender charge declines each Policy Year to 0% after the 10th Policy Year.

--------------------------------------------------------------------------------
SURRENDER CHARGE AS A % OF ANNUAL TARGET PREMIUM PAYMENT

POLICY YEAR     1     2     3     4     5     6     7     8     9     10    11+

APPLICABLE %    50%   45%   40%   35%   30%   25%   20%   15%   10%   5%    0
--------------------------------------------------------------------------------

Example:

      o    Annual Target Premium payment is $2,000,

      o    Full surrender during the first Policy Year

               Surrender charge = 50% x $2,000 or $1,000 surrender charge

If you increase or decrease your Policy's Specified Amount within the first 10 Policy Years, we will set a new Annual Target Premium Payment for you. We will use the new Annual Target Premium Payment to determine the surrender charge. (See "Changing Your Policy's Specified Amount") We will not impose a surrender charge at the time you decrease your Policy's Specified Amount.

OTHER CHARGES
The Variable Fund Accounts purchase shares of the Funds at the Net Asset Value ("NAV") of the shares. The NAV reflects the investment management fees and other expenses already deducted from each Fund's assets. These fees and other expenses appear in the "Fee Tables." Please refer to the prospectuses for the Funds for more information on these fees and expenses.

DEDUCTION OF CHARGES
We will deduct the Monthly Deduction, any partial surrender charge, and any transfer charge from your value in each Variable Fund Account in the same proportion as each Variable Fund Account's value has to the total Policy Cash Value. Alternatively, you may specify in advance the Variable Fund Account(s) from which you want the partial surrender charge and transfer charge deducted.

DEATH BENEFIT
-------------

The Policy offers two death benefit options, Option A and Option B, which you select on your Policy application. Under either option, we will reduce the amount of death benefit we pay by the amount of any outstanding Indebtedness and any due and unpaid Monthly Deductions. (See "Payment of Policy Benefits") Partial surrenders and related surrender charges also will reduce the amount of your death benefit. (See "Changing Your Policy's Specified Amount") The death benefit increases by any applicable optional insurance benefits provided by rider. (See "Optional Insurance Benefits")

                                 VUL Policy 22

----------------------------------------------------------------------------------------------------
                  OPTION A (LEVEL DEATH BENEFIT)          OPTION B (INCREASING DEATH BENEFIT)
----------------------------------------------------------------------------------------------------
DEATH BENEFIT     Greater of:                             Greater of:
                     o  Your Policy's Specified              o  Your Policy's Specified Amount
                        Amount, or                              PLUS your Cash Value, or
                     o  The Minimum Amount Insured           o  The Minimum Amount Insured
----------------------------------------------------------------------------------------------------
PURPOSE           Emphasizes Cash Value Growth            Emphasizes Death Benefit Growth
----------------------------------------------------------------------------------------------------
IMPACT            Cost of Insurance will generally be     Death Benefit generally greater than for
                  lower than for same Specified Amount    same Specified Amount in Option A
                  in Option B
----------------------------------------------------------------------------------------------------

      EXAMPLE OF OPTION A AND OPTION B:
      --------------------------------
           o    Insured less than 40 years old
           o    Policy's Specified Amount is $100,000
           o    No loans or outstanding Monthly Deductions
           o    Policy Cash Value is $25,000

----------------------------------------------------------------------------------------------------
                      OPTION A                                       OPTION B
----------------------------------------------------------------------------------------------------
   Death Benefit greater of $100,000 or Minimum    Death Benefit greater of $125,000 ($100,000
   Amount Insured*                                 Specified Amount plus $25,000 Cash Value)
                                                   or the Minimum Amount Insured*
----------------------------------------------------------------------------------------------------

        * The Minimum Amount Insured is calculated by multiplying Cash Value by a specific percentage based on the Insured's age (see "Calculating Your Cost of Insurance").

CHANGING DEATH BENEFIT OPTION
After the death benefit option you selected on your application has been in effect for one Policy Year, you may change it by sending written notice to USAA Life. The new death benefit option also must remain in effect for one Policy Year before we allow another change. There is no charge or fee for changing the death benefit option. The change will become effective on the Monthly Anniversary on or following the date we approve the change. A change in death benefit option will affect your cost of insurance. (See "Calculating Your Cost of Insurance") We will recalculate the maximum premium limitation following a change in death benefit option. (See "Minimum Amount Insured" under "Calculating Your Cost of Insurance")

OPTION A TO OPTION B
--------------------
      o Option B Specified Amount equals prior Option A Specified Amount MINUS Policy's Cash Value as of the date we receive written notice of the requested change. (The result of this is that the death benefit before and after the change will remain the same.)
      o We will not allow the change if it would result in a Specified Amount that is less than the minimum Specified Amount of $50,000 ($25,000 for Insureds less than 18 years of age).
      o If you want the Option B Specified Amount to be the same as the prior Option A Specified Amount, you must provide proof of insurability.

OPTION B TO OPTION A
--------------------
      o Option A Specified Amount equals prior Option B Specified Amount PLUS Policy's Cash Value next determined on the Date of Receipt of written notice. (The result of this is that the death benefit before and after the change will remain the same.)
      o This change does not require proof of insurability, unless you also want to make changes in your Policy's Specified Amount or add optional benefits by rider.

CHANGING POLICY'S SPECIFIED AMOUNT
You may increase or decrease your Policy's Specified Amount, within certain limits. A change in Specified Amount:

      o May increase or decrease your cost of insurance charges (see "Calculating Your Cost of Insurance").
      o    May have tax consequences (see "Tax Matters").
      o Does not necessarily require changes in planned periodic premiums (see "Planned Periodic Premium Payments").
      o Will require us to set a new Annual Target Premium payment for the new Specified Amount (see "Annual Target Premium Payment").

                                 VUL Policy 23

Whether the premium charge applies is determined using the new Annual Target Premium Payment. (See "Premium Charge") We will recalculate the maximum premium limitation following an increase or decrease in Specified Amount. (See "Premium Payments" and "Tax Matters")

Any increase to your Policy's specified Amount must be at least $25,000, unless such increase is in conjunction with a change in death benefit option or to satisfy federal tax law requirements. For any increase, you must apply in writing and we will require satisfactory proof of insurability. An increase will become effective on the Monthly Anniversary on or following the date we approve the increase. Your rights to cancel your Policy do not apply to increases in Specified Amounts.

You may not reduce your Policy's Specified Amount to less than $50,000. There are exceptions for reductions resulting from a surrender of Cash Value under Option A and if the Insured is less than 18 years of age. We will not allow a reduction that would cause your Policy not to qualify as a life insurance contract for federal tax law purposes. You must request a reduction in writing. To determine the cost of insurance charge, we will apply any decrease in Specified Amount against the most recent increase in Specified Amount. The decrease will become effective on the Monthly anniversary on or following the Date of Receipt of your written notice to USAA Life.

OPTIONAL INSURANCE BENEFITS
---------------------------

You may add one or more of the following optional insurance benefits to your Policy by rider, subject to certain underwriting or issue requirements. Each rider's description in this Prospectus is subject to the specific terms and conditions of the rider. We will deduct the cost of any optional insurance benefits as part of the Monthly Deduction. (See "Monthly Deductions") NOT ALL RIDERS ARE AVAILABLE IN ALL STATES.

ACCELERATED BENEFITS FOR TERMINAL ILLNESS RIDER. This rider provides for an early benefit payment to you upon receipt of proof that the Insured is terminally ill (as defined in the rider). The maximum amount you may receive under the rider prior to the Insured's death is the lesser of (1) 50% of the then current death benefit payable under the Policy (excluding additional benefits payable under other riders), or (2) $250,000. We will deduct the amount of any Indebtedness from the amount of the early payment. We treat the early payment as a "lien" against Policy values. We reduce the death benefit by the amount of the lien and any Policy loans, plus accrued interest. We will continue to take Monthly Deductions after the early payment. The Owner's access to the Cash Value of the Policy through Policy loans, partial surrenders, or full surrender is limited to any excess of the Cash Value over the amount of the lien. We charge interest on the amount of the early payment and any unpaid Monthly Deductions. We require premium payments to be made for cost of insurance that are still required to be made after the early payment. If such payment is not paid when due, we will pay the premium on behalf of the Owner and add that amount to the early payment amount to be deducted from the death benefit. If the amount of the early payment plus accrued interest and required unpaid cost of insurance premiums ever exceed the amount of the death benefit, we will terminate the Policy and no additional insurance benefits will be payable. There is no charge for this rider.

ACCIDENTAL DEATH BENEFIT RIDER. This rider provides an additional life insurance benefit if the Insured's death results from accidental bodily injury (as defined in the rider). You can select an additional life insurance benefit up to a maximum of $200,000, or the Specified Amount, whichever is less. The premium for this rider is $.84 per $1,000 of coverage per year.

CHILDREN TERM LIFE INSURANCE RIDER. This rider provides level term life insurance on the lives of the Insured's children (as defined in the rider). The cost for this rider is $6 per $1,000 of coverage per year.

EXTENDED MATURITY DATE RIDER. This rider permits you to extend your Policy's Maturity Date up to 10 years beyond what it otherwise would be (i.e., the Monthly Anniversary following the Insured's 100th birthday). The death benefit during the extended maturity period will be your Policy's Cash Value less any Indebtedness. Also during this period, the Policy's Cash Value will continue to accrue in the same manner as described in the Policy, and any Policy loans in effect will continue to accrue interest. We will not deduct cost of insurance charges or accept additional premium payments during this period. We will assess the Maintenance Charge during this period. Extension of the Maturity Date is subject to all of the terms and conditions of the Policy, except where they are inconsistent with the rider. Extending the maturity date of your Policy beyond the Insured's age 100 may result in the current taxation of any increases in your Policy's Cash Value that result from investment experience in the Variable Fund Accounts. You should consult a qualified tax advisor before making such an extension.

                                 VUL Policy 24

WAIVER OF MONTHLY DEDUCTION RIDER. This rider waives your Monthly Deduction during periods of total and permanent disability of the Insured, but only if the Insured has been totally and permanently disabled (as defined in the rider) for at least 6 consecutive months. We will not deduct the amount of any Monthly Deduction waived under this rider from the Cash Value proceeds payable upon maturity of your Policy, or the death benefit proceeds payable if the Insured dies before the Policy matures. If Option A is in effect when we approve a claim under the rider, we will change your death benefit option from Option A to Option B as of the Monthly Anniversary after the disability began. While we are paying benefits under the rider, you may not increase your Policy's Specified Amount. Please note that the rider does not apply to interest under your Policy loans. As a result, it is possible that your Policy could lapse for nonpayment of loan interest. The premium for this rider varies based upon the age of the Insured.

If you would like further information about the optional insurance benefits available under your Policy, please contact us at 1-800-531-2923. Please note that adding or deleting riders, or increasing or decreasing coverage under the riders, can have tax consequences. (See "Tax Matters") You should consult a qualified tax advisor.

PAYMENT OF POLICY BENEFITS
--------------------------

BENEFITS AT MATURITY
All Policies will mature on the Monthly Anniversary following the Insured's 100th birthday, unless extended by rider. If the Insured is living at maturity, we will pay the Cash Value of your Policy (less any Indebtedness and any due and unpaid Monthly Deductions). We may postpone payments in certain circumstances. (See "Postponement of Payments")

PAYMENT AT DEATH
As long as your Policy has not terminated due to lapse, maturity, or full surrender, we will pay your Policy's death benefit to your Beneficiary. We will usually pay the death benefit within 7 days after we receive due proof of death at our Home Office and all other requirements necessary to make payment. We will determine the Cash Value portion of the death benefit as of the Valuation Date immediately following the date of death. We will pay the death benefit in cash or under one or more of the payment options you have selected in advance. If you have not selected a payment option, your Beneficiary may select the payment option. We may postpone payment of the death benefit in certain circumstances. (See "Postponement of Payments")

We will reduce the death benefit by any Indebtedness and any due and unpaid Monthly Deductions. These proceeds will be increased by any applicable additional optional insurance death benefits provided by rider.

DEATH BENEFIT PAYMENT OPTIONS
We will pay the death benefit in a lump sum or under one of the payment options below. During the Insured's lifetime, you may select a payment option. If the Insured dies and you have not chosen a payment option, your Beneficiary can choose a payment option. If you have selected a payment option before the Insured's death, your Beneficiary may not change that option after the Insured's death. Proceeds applied under a payment option will no longer vary by the investment experience of the Variable Fund Accounts.

The nature and timing of your choice of payment option may have tax consequences to you or your Beneficiary. You should consult your tax advisor.

INTEREST ONLY OPTION. The Policy's principal amount may be left on deposit with USAA Life for a mutually determined period, not to exceed 30 years. We will make interest payments at mutually determined regular intervals. The principal amount will earn interest at a minimum rate of 3% compounded annually. At the end of the fixed period, we will pay the principal amount.

INSTALLMENTS FOR A FIXED PERIOD OPTION. Under this option, we will pay the principal amount plus interest in installments for a specified number of years (not more than 30), as mutually agreed upon. The amount of the installments will not be less than that shown in the Table of Guaranteed Payments contained in your Policy.

INSTALLMENTS OF A FIXED AMOUNT OPTION. Under this option, we will pay the principal amount plus interest in installments, as mutually agreed upon, until the amount applied, together with interest on the unpaid balance, is paid in full.

                                 VUL Policy 25

OTHER OPTIONS. We will apply the principal amount under any other option mutually agreed upon.

Any arrangements involving more than one payment option, or involving a Beneficiary that is not a natural person (e.g., a corporation) or who is a fiduciary (e.g., a trustee) are subject to our approval. In addition, the details of the arrangements are subject to our rules in effect at the time the arrangements take effect.

The Beneficiary may designate a successor payee as to any amount that we would otherwise pay to the Beneficiary's estate. Amounts applied under these payment options will not be subject to the claims of creditors or to legal process, to the extent permitted by law.

CASH VALUE
----------

Your Policy's Cash Value will vary:
      o on a daily basis with the investment experience of the Variable Fund Accounts to which you have allocated your Net Premium Payments;
      o to reflect the effect of various Policy transactions, such as additional premium payments, partial surrenders, and Policy loans; and
      o    to reflect applicable charges and deductions.

YOUR POLICY DOES NOT PROVIDE A MINIMUM GUARANTEED CASH VALUE, WHICH MEANS YOU BEAR THE ENTIRE INVESTMENT RISK THAT YOUR CASH VALUE COULD FALL TO ZERO.

On your Policy's Effective Date, your Cash Value will equal your Net Premium Payments, less the Monthly Deduction for the following Policy month. Thereafter, your Cash Value on any Valuation Date will equal the sum of:

      o    your Policy's value in each Variable Fund Account;
      o plus, if applicable, any value held in our general account to secure any Policy loan;
      o plus any interest earnings credited on the value held in the general account;
      o    less the amount of any outstanding Indebtedness;
      o less any Monthly Deductions, transfer charges, and partial surrender charges applied through that date.

On each Monthly Anniversary, the Monthly Deduction will reduce your Policy's Cash Value.

CALCULATING YOUR VALUE IN THE VARIABLE FUND ACCOUNTS
When you invest in a Variable Fund Account, you are purchasing units of interest or "Accumulation Units" ("units") of that Account. You purchase units at their price next determined on any given Valuation Date following the receipt of your payment. Therefore, on any given Valuation Date, you can calculate the value of your investment in a Variable Fund Account by multiplying (1) the number of units of each Variable Fund Account credited to your Policy by (2) the price of the units on that Date.

We determine the number of units to credit to you by dividing (1) the Net Premium Payment you allocate to a Variable Fund Account by (2) that Variable Fund Account's price per unit or "unit value" next computed on the Date of Receipt of the premium payment. Certain transactions will affect the number of units in a Variable Fund Account credited to you. Net Premium Payments will increase the number of full or fractional units. Loans, partial or full surrenders, partial surrender charges, transfer charges, and Monthly Deductions involve redemption of full or fractional units and will decrease the number of units. In addition, Transfer of Value among Variable Fund Accounts will decrease the number of units in the Variable Fund Accounts from which value is transferred and increase the number of units in the Variable Fund Accounts to which value is transferred.

Each Variable Fund Account's units are valued separately. We calculate the value of an Accumulation Unit ("Accumulation Unit Value (AUV)") for each Variable Fund Account on any Valuation Date by adjusting the unit value from the previous Valuation Date for:
      o    the investment performance of the corresponding Fund;
      o    any dividends or distributions paid by that Fund; and
      o the Separate Account charges that we assess. (SEE "Separate Account Charges.")

                                 VUL Policy 26

Log on to USAA.COM to access information about your Policy details, Variable Fund Account summaries, and financial activity information. You may also find out information about your Cash Value, including the value and number of units of each Variable Fund Account credited to your Policy, by calling us at 1-800-531-4265.

TRANSFER OF VALUE
Except during the first 30 days after your Policy becomes effective, you may transfer all or part of the value in any Variable Fund Account to any other Variable Fund Account of the Separate Account, up to 18 times per Policy Year, without charge. Each transfer thereafter is subject to a $25 charge.

Excessive transfer activity can disrupt portfolio management strategy and increase Variable Fund Account expenses, which are borne by all Policy owners participating in the Variable Fund Accounts regardless of their transfer activity. You should note that the product is not designed for professional "market timing" organizations, or other organizations or individuals engaged in market timing strategy, making programmed transfers, or frequent transfers that are large in relation to the total assets of the underlying Funds in which the Variable Fund Account options invest. Market timing strategies are disruptive to the underlying Funds in which the Variable Fund Account options invest. If we determine that your transfer patterns among the Variable Fund Account options reflect a market timing strategy, we reserve the right to take action including but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, internet services, or any electronic transfer services. We will inform you in writing of any such transfer restrictions on your Policy.

The minimum amount you can transfer from any Variable Fund Account is $250 (or the remaining Account value if less). A transfer will result in the redemption or purchase (or both) of units of the Variable Fund Accounts involved. You may request a transfer by telephone or by Notice to Us. A request for transfer must clearly state the amount to be transferred, the Variable Fund Account from which it is to be withdrawn, and the Variable Fund Account to which it is to be credited. We will effect the transfer using the Variable Fund Account unit values next computed on the Date of Receipt of your request, unless a postponement of payments is in effect. (SEE "Postponement of Payments.")

We reserve the right at any time, and without prior notice, to terminate, suspend, or modify these transfer privileges.

LOANS
-----

After your first Policy Year, you may borrow money from USAA Life by using your Policy as the sole security for the loan. The amount that you may borrow is the "loan value." The maximum loan value is 85% of your cash surrender value.

You may request a loan by telephone or by Notice to Us, but you must obtain the written consent of all assignees and irrevocable Beneficiaries, if any, before we can make the loan.

We will usually pay you the loan proceeds within 7 days after the Date of Receipt of your loan request, unless a postponement of payments is in effect. (SEE "Postponement of Payments.")

LOAN COLLATERAL
When you take a loan, we will transfer an amount equal to the loan from your value in the Variable Fund Accounts to our general account. We make this transfer of "loan collateral" to secure your loan. You may specify the Variable Fund Accounts from which you want us to withdraw the loan collateral. If you do not so specify, we will withdraw the loan collateral from the Variable Fund Accounts in the same proportion as each Account's value has to the total Policy Cash Value. While a loan is outstanding, we will credit the loan collateral with interest on a daily basis at an effective annual rate of 4%.

LOAN INTEREST
You are charged interest on the loan at a maximum annual rate of 6% payable in advance. We have the option of charging less. For Policies that have been in effect more than 10 Policy Years and if the Insured is age 55 or older, we charge a preferred loan interest rate of 4.5%. We have the option of charging less for a preferred loan. The entire amount of interest on your loan balance for each Policy Year is payable in advance at the commencement of the loan and at the beginning of each Policy Year thereafter. We will automatically deduct the interest from your Variable Fund Account(s) in the same proportion as each Account's value has to the total Policy Cash Value on the date the loan starts. Similarly, we will deduct interest from your Variable Fund Account(s) at the beginning of each Policy Year in the same proportion as each Account's value has to the total Policy Cash Value as of that date.

                                 VUL Policy 27

If there is insufficient value in your Variable Fund Account(s) to pay the interest in advance, your policy will enter its grace period.

Because interest is paid in advance, loan repayments during a Policy Year may result in an overpayment of interest. We will credit any overpayment of interest to you on the date of any loan repayment.

REPAYMENT OF INDEBTEDNESS
You may repay your Indebtedness (I.E., loans and any unpaid interest) in full or in part at any time before the Insured's death and while the Policy is in effect. If not repaid, we will deduct the Indebtedness from any death benefit, maturity benefit, or full surrender proceeds. You may not repay loans and unpaid loan interest in existence at the end of the grace period until the Policy is reinstated.

You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment. You may direct how you want your loan repayment to be allocated among the Variable Fund Accounts. If you do not specify an allocation, we will allocate your loan repayment to the Variable Fund Accounts in the same proportion as Net Premium Payments are being allocated.

EFFECT OF POLICY LOANS
A loan will reduce the value of the Variable Fund Accounts from which it is deducted. Thus, the amount loaned will not share in the investment experience of the Variable Fund Accounts. A loan, whether repaid or not, will have a permanent effect on the Cash Value of the Policy.

We will determine loan values as of the Date of Receipt of the loan request. A Policy loan may increase the chance that your Policy may lapse and result in adverse tax consequences. For situations where a Policy loan may be treated as a taxable distribution, SEE "Tax Matters."

SURRENDERS
----------

You may fully or partially surrender your Policy for all or part of its Cash Value to the extent described below. We will usually pay full or partial surrenders of Cash Value within 7 days after we receive your written request at our Home Office. We will determine the Cash Value of the surrendered amount as of the Date of Receipt of your request for surrender. There may be tax consequences in connection with a full or partial surrender. (SEE "Tax Matters.") You must obtain the written consent of all assignees or irrevocable Beneficiaries, if any, before we will process any request for surrender.

We will effect any surrenders using the Variable Fund Account unit values next computed on the Date of Receipt of your Notice to Us or, in the case of partial surrenders, your Notice to Us or telephone request. In certain circumstances, we may postpone the payment of surrenders. (SEE "Postponement of Payments.")

FULL SURRENDERS
At any time before the Insured's death and while the Policy is still in effect, you may surrender your Policy for its entire cash surrender value by sending Notice to Us. We may require the return of the Policy. We also may assess a surrender charge. (SEE "Surrender Charges.") We sometimes refer to the net amount you would receive as the Policy's "cash surrender value." We will terminate your Policy and all insurance on the Date of Receipt of your Notice to Us.

PARTIAL SURRENDERS
After your first Policy Year and while your Policy is still in effect, but before the Insured's death, you may surrender a portion of your Policy for cash. We will assess an administrative processing fee equal to the lesser of $25 or 2% of the amount withdrawn. You may direct how you would like us to withdraw a partial surrender and the administrative processing fee from your current value in the Variable Fund Accounts. If you do not specify a withdrawal allocation, we will withdraw the partial surrender and the administrative processing fee from the Variable Fund Accounts in the same proportion as each Account's value has to the total Policy Cash Value. (SEE "Surrender Charges" and "Deduction of Charges.") You may request a partial surrender by telephone or by Notice to Us.

Your Policy's remaining Cash Value after a partial surrender may not be less than an amount equal to the then current surrender charge for a full surrender.

                                 VUL Policy 28

Partial surrenders and related surrender charges reduce your Policy's death benefit on a dollar for dollar basis. If the death benefit is the Minimum Amount Insured, your death benefit will be reduced by a multiple of the amount surrendered. Under death benefit Option A, we will reduce the Specified Amount and the Cash Value by the amount of the partial surrender. Under death benefit Option B, we will reduce only the Cash Value portion of the death benefit by the amount of the partial surrender.

TELEPHONE TRANSACTIONS
----------------------
You may submit requests by telephone to change your premium payment allocation, request partial surrenders, request loans, and request Transfer of Value among Variable Fund Accounts. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and only if we do not will we be liable for any losses because of unauthorized or fraudulent instructions. We will obtain information prior to any discussion regarding your Policy including, but not limited to:
        o your USAA number or Policy number,
        o your name, and
        o your Social Security number.

In addition, we will record all telephone communications with you and will send confirmations of all transactions to your address. Your Policy automatically authorizes you to make telephone transactions, subject to our right to modify, suspend, or discontinue this telephone transaction privilege at any time without prior notice. When filling out your Policy application, you may decline the option of utilizing the telephone transaction privilege.

DOLLAR COST AVERAGING PROGRAM
-----------------------------
The Dollar Cost Averaging Program enables you to make regular, equal investments over time into one or more of the Variable Fund Accounts, by transferring a fixed dollar amount at regular intervals from one or more other Variable Fund Accounts under the Policy.

To begin the Dollar Cost Averaging Program, you must have at least $5,000 in the Variable Fund Account from which you intend to transfer value. The minimum amount you may transfer is $100, or the remaining value of the Account, if less. The transfers must be scheduled to occur over a period of at least 12 months at monthly, quarterly, or semiannual intervals, as you elect.

You may select this Program by submitting a written request to our Home Office or by making a request by telephone. You may cancel your participation in this Program in the same manner.

We will process transfers under the Dollar Cost Averaging Program to be effective at the Accumulation Unit Values (AUV) at the end of the Valuation Period that includes the date of the transfer. No charges apply to transfers made under the Dollar Cost Averaging Program. Also, transfers under this Program do not count against your limit on free transfers.

We reserve the right to suspend, terminate, or modify the Dollar Cost Averaging Program upon providing you written notice 30 days in advance. Should we suspend or terminate the Program, the suspension or cancellation will not affect any Policy for which the Dollar Cost Averaging Program is already in effect.

POSTPONEMENT OF PAYMENTS
------------------------
We may postpone payments of partial surrenders, full surrenders, Policy loans, maturity benefits, death benefits, and Variable Fund Account transfers beyond 7 days whenever:
      o    the New York Stock Exchange is closed,
      o the SEC, by order, permits postponement for the protection of Policy Owners, or
      o    the SEC requires trading to be restricted or declares an emergency.

We reserve the right to defer payment of any partial surrenders, full surrenders, Policy loans or refunds that would be derived from a premium payment made by a check until the check has cleared the banking system.

--------------------------------------------------------------------------------
   Log on to USAA.COM for policy details, fund account summaries and financial activity information.
--------------------------------------------------------------------------------

-----------------------
MORE POLICY INFORMATION
-----------------------

                                 VUL Policy 29

OWNERS AND BENEFICIARIES
------------------------

OWNERS
If you are the Owner of the Policy, the rights and privileges of the Policy during the lifetime of the Insured belong to you. Generally, the Owner is also the Insured, unless a different Owner is designated in the application or at a later date.

     SUCCESSOR OWNER. As Owner, you may designate a successor Owner. If you die without designating a successor Owner, ownership of the Policy will pass to your estate.

     CHANGE OF OWNERSHIP. As Owner, you may change ownership of your Policy, at any time, during the Insured's lifetime, by submitting Notice to Us. The change will take effect on the Date of Receipt of the request. A change of ownership is subject to the rights of an assignee of record and those of any irrevocable Beneficiary. We are not responsible for any payments made or actions taken before we receive your Notice to Us.

     COLLATERAL ASSIGNMENT. As Owner, you may assign the Policy as collateral security by submitting a Notice to Us. You will need to obtain the written consent of any irrevocable Beneficiaries and assignees of record before we recognize any assignment; however, a collateral assignment takes precedence over the interest of a revocable Beneficiary. The assignment will take effect as of the date we receive your Notice to Us. We are not responsible for the validity or effect of any collateral assignment, nor are we responsible for any payment or other action taken before we receive the Notice to Us. We are not bound by an assignment until we receive it at our Home Office.

We will pay any death benefit payable to an assignee in one lump sum. We will pay any remaining proceeds to the designated Beneficiary or Beneficiaries. A collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership, unless it is an absolute assignment. All collateral assignees of record must consent to any full surrender, partial surrender, loan or payment from a Policy under an Accelerated Benefits for Terminal Illness Rider. There may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary. Therefore, you should consult a qualified tax advisor prior to making an assignment.

BENEFICIARIES
You may name one or more Beneficiaries in your Policy application. You may classify Beneficiaries as primary, contingent, revocable, or irrevocable. If no primary Beneficiary survives the Insured, we will pay the Policy proceeds to the contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless you direct otherwise. A Beneficiary must survive the Insured in order to receive his or her share of the death benefit proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the remaining Beneficiaries of the same class who survive the Insured. If no Beneficiary survives the Insured, we will pay the proceeds to you, if you are alive, or, if not, to your estate.

     CHANGE OF BENEFICIARY. You may change the Beneficiary while the Insured is living, by submitting a Notice to Us. You must obtain the written consent of any irrevocable Beneficiaries before we will accept any change in Beneficiary. A change in Beneficiary will take effect on the Date of Receipt of the request. We will not be responsible for any payment or other action taken before receipt of your Notice to Us. If we make a payment of death benefits in good faith before receiving the Notice to Us, we will receive credit for the payment against our liability under the Policy. A change of Beneficiary is subject to the rights of an assignee of record.

CALCULATING YOUR COST OF INSURANCE
----------------------------------

For each Monthly Anniversary, we determine your monthly cost of insurance by multiplying (1) the net amount at risk under your Policy by (2) your cost of insurance rate, and (3) dividing the resulting amount by 1000.

NET AMOUNT AT RISK
We determine the net amount at risk by (1) subtracting your Policy's Cash Value on any Monthly Anniversary (prior to the application of the Monthly Deduction, including the Cost of Insurance charge) from (2) your Policy's current death benefit (divided by a factor that discounts the death benefit to the beginning of the month). Your Policy's death benefit may be the death benefit required to

                                 VUL Policy 30
qualify the Policy as life insurance. (SEE "Minimum Amount Insured.")

The net amount at risk may be greater if you have selected death benefit Option B rather than death benefit Option A. SEE "Death Benefits." Since the death benefit payable under Option B is the Specified Amount plus the Cash Value, the difference between the death benefit and the Cash Value will be greater under Option B than under Option A (unless the Minimum Amount Insured applies). As the net amount at risk will be greater, so the cost of insurance also will be greater. The net amount at risk also may be affected by changes in your Policy's Cash Value or in the Specified Amount. (SEE "Cash Value" and "Death Benefits.")

The net amount at risk for each Policy continues to be determined generally by subtracting the Policy's Cash Value from the Policy's death benefit (divided by a factor that discounts the death benefit to the beginning of the month), regardless of whether the death benefit is the Policy's current Specified Amount or the Minimum Amount Insured. The cost of insurance rate applied against the net amount at risk will continue to increase as the Insured's age increases.

NET AMOUNT AT RISK - MORE THAN ONE RATE CLASS
If you increase the Specified Amount and the rate class applicable to the increase is different from that of the initial Specified Amount, then, in determining the cost of insurance charge, we will calculate the net amount at risk separately for each rate class. The method of determining the net amount at risk for each rate class will differ between Option A and Option B. If Option A is in effect, we will apportion the Cash Value among the initial Specified Amount and any increases in Specified Amount. The Cash Value will first be considered a part of the initial Specified Amount. If the Cash Value is greater than the initial Specified Amount, the balance of the Cash Value will then be considered a part of each increase in Specified Amount, beginning with the first increase.

If Option B is in effect, we will determine the net amount at risk by the proportional relationship of the initial Specified Amount and the Specified Amount increases for each new rate class to the total Specified Amount.

Because the method of calculating the net amount at risk is different between Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Thus, the total cost of insurance will be increased or decreased.

COST OF INSURANCE RATES
Your cost of insurance rates are based on the Insured's age, sex, and rate class. Generally, we set cost of insurance rates based on our expectations as to future mortality experience. We apply any changes to cost of insurance rates to all persons of the same age, sex, and rate class. We will give you 30 days' notice before any increase in your current cost of insurance rates becomes effective. We guarantee that your cost of insurance rates will never be greater than the maximum cost of insurance rates shown in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table and age on the Insured's last birthday.

The rate class of the Insured will affect your cost of insurance rate. USAA Life currently places Insureds into one of three preferred rate classes or into one of two standard rate classes involving higher mortality risks. In an otherwise identical Policy, Insureds in the preferred rate class will have a lower cost of insurance rate than those in a standard rate class. We make all final determinations of an Insured's rate class.

MINIMUM AMOUNT INSURED
----------------------

The Minimum Amount Insured is the amount of insurance proceeds that the Internal Revenue Code requires for your Policy to qualify as life insurance and to exclude the death benefit from your Beneficiary's taxable income. If higher than the death benefit under Option A or Option B, we will pay you the Minimum Amount Insured. You can determine the Minimum Amount Insured by multiplying your Policy's Cash Value (ignoring the amount of any outstanding loan and any unpaid loan interest) by a specified percentage based on the Insured's age. The specified percentages, which generally decline as the Insured gets older, are:

--------------------------------------------------------------------------------
MINIMUM  AMOUNT INSURED AS A PERCENTAGE OF CASH VALUE
--------------------------------------------------------------------------------

                                 VUL Policy 31

--------------------------------------------------------------------------------
INSURED'S     40 or                                                       95 and
AGE*          Under   45     50     55     60     65     70     75 to 90  older

PERCENTAGE    250%    215%   185%   150%   130%   120%   115%   105%      100%
--------------------------------------------------------------------------------

* Last birthday at the beginning of the Policy Year. A more complete table appears in your Policy.

If, prior to the Insured's death, unexpected increases in your Policy's Cash Value would cause your Policy not to satisfy Internal Revenue Code requirements, we will increase the death benefit to the Minimum Amount Insured so that the death benefit will be excluded from the Beneficiary's taxable income.

-----------------
OTHER INFORMATION
-----------------

USAA LIFE
---------
USAA Life is a stock insurance company incorporated in the State of Texas on June 24, 1963. USAA Life is principally engaged in writing life insurance policies, health insurance policies, and annuity contracts. USAA Life is authorized to transact insurance business in all states of the United States (except New York) and the District of Columbia. On a consolidated basis prepared in conformity with accounting principles generally accepted in the United States of America, USAA Life had total assets of $10,376,573,000 on December 31, 2002. USAA Life is a wholly-owned stock subsidiary of USAA, a diversified financial services organization. The commitments under the Policies are USAA Life's, and USAA has no legal obligation to back those commitments. USAA Life is obligated to pay all amounts promised to Policy owners under the Policies.

USAA Life is the depositor administering the Separate Account. USAA Life's obligations as depositor of the Separate Account may not be transferred without notice to and consent of the Owners. USAA Life also issues variable annuity contracts through another separate account, which is also a registered investment company. In addition, USAA Life serves as transfer agent of the USAA Life Investment Trust.

SEPARATE ACCOUNT
----------------
By a resolution of the Board of Directors of USAA Life, we established the Separate Account as a separate account on January 20, 1998. The Separate Account is organized as a unit investment trust and registered with the SEC under the Investment Company Act of 1940. Registration does not involve supervision of the management of the Separate Account by the SEC.

The assets of the Separate Account are the property of USAA Life and are held for the benefit of the Owners and other persons entitled to payments under Policies issued through the Separate Account. The assets of the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities that arise from any other business which USAA Life may conduct.

The Separate Account is divided into Variable Fund Accounts, each representing a different investment objective. Net Premium Payments are allocated to the Variable Fund Accounts in accordance with your instructions. (SEE "Investment Options.") Each Variable Fund Account invests exclusively in the shares at the Net Asset Value (NAV) of a Fund. Income and gains and losses from assets in each Variable Fund Account are credited to, or charged against, that Variable Fund Account without regard to income, gains, or losses in the other Variable Fund Accounts.

TAX MATTERS
-----------
The following is a discussion of certain federal income tax matters affecting your ownership of a Policy. The discussion is general in nature, does not purport to be complete or to cover all situations, and should not be considered tax advice, for which you should consult a qualified tax advisor.

The particular situation of each Owner or Beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of the federal estate tax, state inheritance tax and other taxes.

TAXATION OF POLICY PROCEEDS
The following discussion is based on current federal tax law and interpretations. It assumes that the Owner is a natural person who is a U.S. citizen and resident. The tax effects on non-U.S. residents or non-U.S. citizens may be different.

                                 VUL Policy 32

GENERAL. A Policy will be treated as a "life insurance contract" for federal tax purposes (a) if it meets the definition thereof under Section 7702 of the Internal Revenue Code (the "Code") and (b) for as long as the investments made by the underlying Funds in which Premium Payments under the Policy are invested satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policies will meet these requirements and that:
      o the death benefit received by the Beneficiary under your Policy will not be subject to federal income tax; and
      o increases in your Policy's Cash Value as a result of investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

The federal tax consequences of a distribution from or loan under your Policy can be affected by whether your Policy is determined to be a "modified endowment contract ("MEC")" (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT (MEC) STATUS. Your Policy will be a MEC if, at any time during the first seven Policy Years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of seven level annual premiums. This is called the "seven-pay" test.

Whenever there is a "material change" under a Policy, the Policy will generally be (1) treated as a new contract for purposes of determining whether the Policy is a MEC and (2) subject to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the Policy at the time of such change. A materially changed Policy would be considered a MEC if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your Policy's Specified Amount of coverage, and certain other changes.

If your Policy's benefits are reduced during the first seven Policy Years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the Specified Amount you request or, in some cases, a partial surrender or termination of additional benefits under a rider.) If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a MEC. A life insurance policy that is received in exchange for a MEC will also be considered a MEC.

OTHER EFFECTS OF POLICY CHANGES. Changes made to your Policy (for example, a decrease in benefits or a lapse or reinstatement of your Policy) may have other effects on the Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT (MEC). As long as your Policy remains in force during the Insured's lifetime as a non-MEC, a Policy loan will be treated as Indebtedness and not a distribution, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan generally will not be tax deductible.

After the first 15 Policy Years, the proceeds from a partial surrender will be subject to federal income tax only to the extent they exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy Years, the proceeds from a partial surrender or a reduction in insurance coverage could be subject to federal income tax, under a complex formula, to the extent that your Cash Value exceeds your basis in your Policy.

On the Maturity Date or upon full surrender, any excess of the proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy will be subject to federal income tax. In addition, if a Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you make an

                                 VUL Policy 33
assignment of rights or benefits under your Policy, you may be deemed to have received a distribution from the Policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT (MEC). If your Policy is a MEC, any distribution from your Policy during the Insured's lifetime will be taxed on an "income-first" basis. Distributions for this purpose include (1) loan proceeds (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or (2) partial surrender. Any such distributions will be considered taxable income to you to the extent your Cash Value exceeds your basis in the Policy. (For MECs, your basis is similar to the basis described above for other Policies, except that it also would be increased by the amount of any prior loan under your Policy that was considered taxable income to you.) For purposes of determining the taxable portion of any distribution, all MECs issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated. The U.S. Treasury Department has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from MECs.

A 10% penalty will apply to the taxable portion of most distributions from a Policy that is a MEC. The penalty will not, however, apply to distributions (1) to taxpayers 59 1/2 years of age or older, (2) in the case of a "disability" (as defined in the Code), or (3) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary. If your Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan will be treated as a distribution to the extent not previously treated as such and could be subject to federal income tax, including the 10% penalty, as described above. In addition, on the Maturity Date and upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the Policy will be subject to federal income tax and, unless an exception applies, the 10% penalty.

Distributions that occur during a Policy Year in which your Policy becomes a MEC, and during any subsequent Policy Years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a MEC also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC. The Treasury Department has been authorized to prescribe rules that would treat similarly other distributions made in anticipation of a Policy becoming a MEC.

POLICY LAPSES AND REINSTATEMENTS. A Policy that has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new life insurance contract.

TERMINAL ILLNESS RIDER. Amounts received under an insurance policy on the life of an individual who is "terminally ill," as defined by the Code, are generally excludable from the payee's gross income. We believe that the benefits provided under our terminal illness rider meet the Code's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply, however, to amounts paid to someone other than the Insured, if the payee has an insurable interest in the Insured's life because the Insured is a director, officer or employee of the payee or by reason of the Insured's being financially interested in any trade or business carried on by the payee.

DIVERSIFICATION. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements for insurance company separate accounts - for these purposes, each Variable Fund Account is treated as a separate account. Failure to comply with these regulations would disqualify your Policy as a life insurance contract for federal tax purposes. If this occurred, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and all subsequent periods. Each Variable Fund Account, through the underlying Fund in which it invests, intends to continue to comply with these requirements.

In connection with the issuance of the diversification regulations in 1986, the Treasury Department stated that guidance would be provided concerning the circumstances in which an insurance policy owner's control of a separate account's investments may cause that owner, rather than the insurance company, to be treated as owning the assets in the account. If you (rather than USAA
Life) were considered the owner of the Separate Account's assets attributable to your Policy, income and gains from the account would be included in your gross income currently for federal income tax purposes. USAA Life reserves the right to amend the Policies in any way necessary to avoid any such result. As of the date of this Prospectus, no such guidance has been issued, although the Treasury Department

                                 VUL Policy 34
has informally indicated that any such guidance could limit the number of investment funds or the frequency of transfers among such funds. These guidelines may apply only prospectively, although retroactive application is possible if such standards are considered not to embody a new position.

FEDERAL ESTATE AND GENERATION-SKIPPING TAXES. If the Insured is the Policy Owner, the death benefit under the Policy will be includable in the Owner's estate for federal estate tax purposes. If the Owner is not the Insured, under certain conditions only an amount approximately equal to the cash surrender value of the Policy would be so includable. In general, taxable estates of less than $1,000,000 for decedents dying during 2003 (increasing incrementally to $3,500,000 in 2009) ("exclusion amount") will not incur a federal estate tax liability. In addition, an unlimited marital deduction is available for federal estate tax purposes.

As a general rule, if a "transfer" of property is made to a person two or more generations younger than the donor, a federal tax is payable at rates similar to the maximum federal estate tax rate in effect at the time. The generation-skipping tax provisions generally apply to "transfers" that would be subject to the federal estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1,100,000 for 2003, and thereafter an exemption equal to the exclusion amount. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

If the Owner of the Policy is not the Insured, and the Owner dies before the Insured, the value of the Policy, as determined for federal estate tax purposes, is includable in the federal gross estate of the Owner for those purposes.

PENSION AND PROFIT-SHARING PLANS. If Policies are purchased by a trust that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code (a "plan") for the benefit of participants covered under the plan, the federal income tax treatment of such Policies will be somewhat different from that described above.

If insurance is purchased for a participant as part of a plan, the reasonable net annual premium cost for such insurance is treated as ordinary income to the participant. The amount so treated is the lower of the IRS "P.S. 58" table cost or the life insurance company's actual rates for standard risks. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the death benefit over the Policy's Cash Value will not be subject to federal income tax. However, the Policy's Cash Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy, which will generally include the costs of insurance previously taxable as income to the participant. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a plan. You should consult a qualified tax advisor.

OTHER EMPLOYEE BENEFIT PROGRAMS. Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy Owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the Insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal tax purposes and the right of the Beneficiary to receive a death benefit.

ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.

WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

TAX CHANGES. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and MECs, or adopt new interpretations of existing law.

                                 VUL Policy 35

State and local tax laws or, if you are not a U.S. citizen or resident, foreign tax laws, may also affect the tax consequences to you, the Insured, or your Beneficiary, and are subject to change. Any changes in federal, state, local, or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax advisor.

TAXATION OF USAA LIFE
USAA Life is taxed as a life insurance company under the Code. USAA Life does not initially expect to incur any federal income tax liability on the earnings or the realized capital gains attributable to any Variable Fund Account. If, in the future, USAA Life determines that a Variable Fund Account may incur federal income tax, then we may assess a charge against the Variable Fund Accounts for that tax. Any charge will reduce the Policy's Cash Value.

We may have to pay state, local, or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to the Separate Account or allocable to the Policies.

LEGAL PROCEEDINGS
-----------------
USAA LIFE, LIKE OTHER LIFE INSURANCE COMPANIES, IS INVOLVED IN LAWSUITS, INCLUDING CLASS ACTION LAW SUITS. IN SOME CLASS ACTION AND OTHER LAWSUITS INVOLVING INSURERS, SUBSTANTIAL DAMAGES HAVE BEEN SOUGHT AND/OR MATERIAL SETTLEMENT PAYMENTS HAVE BEEN MADE. ALTHOUGH THE OUTCOME OF ANY LITIGATION CANNOT BE PREDICTED WITH CERTAINTY, USAA LIFE BELIEVES THAT, AS OF THE DATE OF THIS PROSPECTUS, THERE ARE NO PENDING OR THREATENED LAWSUITS THAT WILL HAVE A MATERIALLY ADVERSE IMPACT ON USAA LIFE OR THE SEPARATE ACCOUNT.

FINANCIAL STATEMENTS
--------------------
The financial statements for the Separate Account and USAA Life appear in the SAI. To obtain a copy of the SAI, call us at 1-800-531-2923.

You should consider our financial statements only as bearing on our ability to meet our obligations under the Contracts. Our financial statements do not bear on the investment performance of the Separate Account.

-----------
DEFINITIONS
-----------

IN THIS PROSPECTUS:
-------------------

ACCUMULATION UNIT or UNIT means an accounting unit of measure that we use to calculate values in each Variable Fund Account. The value of one unit is known as the Accumulation Unit Value ("AUV").

ADMINISTRATIVE CHARGE means a monthly charge deducted from the Policy's Cash Value during the first Policy Year only. The Administrative Charge compensates us for the start-up expenses we incur in issuing the Policy. The Administrative Charge is shown on the Policy Information Page.

ANNIVERSARY means the same date each succeeding year as the Effective Date of the Policy.

ANNUAL TARGET PREMIUM PAYMENT means an annual amount of premium payment that we establish when we issue your Policy. It is shown on the Policy Information Page. We use it to determine whether a premium charge will be deducted from premium payments, whether a surrender charge is imposed on a full surrender, and whether the Guaranteed Death Benefit applies.

BENEFICIARY means the person or entity designated to receive the death benefit upon the Insured's death.

CASH SURRENDER VALUE means your Policy Cash Value less the surrender charge, if any, payable on full surrender of your Policy.

CASH VALUE, on the Effective Date, means the Net Premium less the Monthly Deduction for the following month. Thereafter, on any Valuation Date, Cash Value means the sum of:
      o    your Policy's value that you invest in the Variable Fund Accounts;
      o plus, if applicable, any value that is held in USAA Life's general account to secure any Policy loan;

                                 VUL Policy 36

      o plus any interest earnings we credit on the value held in the general account;
      o less the amount of any outstanding loan including any unpaid loan interest; and
      o less any Monthly Deductions, transfer charges, and partial surrender charges we apply through that date.

DATE OF RECEIPT means the date we actually receive the item at our Home Office, subject to two exceptions:
      o IF WE RECEIVE THE ITEM ON A DATE OTHER THAN A VALUATION DATE, THE DATE OF RECEIPT WILL BE THE FOLLOWING VALUATION DATE; AND
      o if we receive the item on a Valuation Date after close of regular trading of the New York Stock Exchange, the Date of Receipt will be the following Valuation Date.

DEATH BENEFIT means the benefit we pay in accordance with the death benefit option in effect on the Insured's death (1) reduced by any Indebtedness and any due and unpaid Monthly Deductions; and (2) increased by any optional insurance benefits provided by rider.

DEATH BENEFIT OPTION means one of the two death benefit options that the Policy provides, namely, Option A and Option B. Option A is the greater of the current Specified Amount or the Minimum Amount Insured. Option B is the greater of the current Specified Amount, plus the Policy's Cash Value, or the Minimum Amount Insured.

EFFECTIVE DATE means the date we approve the application and issue your Policy or the date we approve any increase in Specified Amount under your Policy. The Effective Date is shown on the Policy Information Page.

FREE LOOK PERIOD means the period of time required by state law during which you may return the Policy for cancellation and receive a refund. The Free Look Period is shown on the Policy Information Page. You may cancel your Policy within 10 days of receipt (or a longer period depending on where you reside). Your initial premium payment allocated to any of the Variable Fund Accounts is invested in the Vanguard Money Market Portfolio Variable Fund Account during the Free Look Period plus 5 calendar days. (SEE "Free Look Right.")

FUND means an investment portfolio that has specific investment objectives and policies and is offered by a mutual fund.

GUARANTEED DEATH BENEFIT means that if you pay a sufficient amount of premium, we guarantee your Policy will not lapse during the first 5 Policy Years.

HOME OFFICE means USAA Life Insurance Company, USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288.

INDEBTEDNESS means the sum of all unpaid Policy loans and any unpaid accrued interest due on such loans.

INSURED means the person whose life is insured. The Insured is identified on the Policy Information Page. The Insured may or may not be the Owner.

LAPSE means your Policy has terminated because of insufficient Cash Value from which to deduct the Monthly Deduction and any loan interest then due. No insurance coverage exists when your Policy has lapsed.

MAINTENANCE CHARGE means a monthly charge that we deduct from the Policy's Cash Value. The Maintenance Charge compensates us for recurring administrative expenses related to the maintenance of the Policy and the Separate Account. The Maintenance Charge is shown on the Policy Information Page.

MATURITY DATE means the date that we will pay your Policy's Cash Value to you, as long as the Policy has not terminated because of lapse, full surrender, or the Insured's death. The Maturity Date is shown on the Policy Information Page.

MONTHLY ANNIVERSARY means the same date of each succeeding month as the Effective Date of your Policy.

MONTHLY DEDUCTION means a charge we make under your Policy each month against the Policy's Cash Value. The charge is equal to:
      o    the cost of insurance and any riders; plus

                                 VUL Policy 37

      o the Administrative Charge that is applied during the first 12 months that the Policy is in effect; plus
      o    the Maintenance Charge.

MINIMUM AMOUNT INSURED means the minimum amount of life insurance required by the Internal Revenue Code to qualify your Policy as life insurance and to exclude the death benefit from a Beneficiary's taxable income.

NET ASSET VALUE ("NAV") means the current value of each Fund's total assets, less all liabilities, divided by the total number of shares outstanding.

NET PREMIUM PAYMENT means the amount of a premium payment less the Policy's premium charge.

NOTICE TO US means your signed statement that we receive at our Home Office and that is in a form satisfactory to us.

OWNER means the person to whom we owe the rights and privileges of the Policy.

POLICY INFORMATION PAGE means the page that identifies certain information about the Policy and specifies certain terms of the Policy.

POLICY YEAR means a period of 12 calendar months starting with the Effective Date of the Policy, and each 12-month period thereafter. For example, if your Policy was issued on July 15, your first Policy Year would end on the following July 14. Each subsequent Policy Year would start on July 15 and end on July 14.

PREMIUM CHARGE means an amount that we deduct from premium payments to compensate us for sales charges and taxes related to the Policy.

SEPARATE ACCOUNT means the Life Insurance Separate Account of USAA Life Insurance Company. The Separate Account is an investment account established under Texas law through which we invest the Net Premium Payments we receive for investment in the Variable Fund Accounts under the Policy. The Separate Account is divided into subdivisions called the Variable Fund Accounts. Each Variable Fund Account invests the Net Premium Payments allocated to it in a particular Fund. We own the assets of the Separate Account. To the extent that the assets are equal to the reserves and other contractual liabilities, they are not chargeable with liabilities arising out of any other business of ours. We credit or charge the income, gains, and losses, realized or unrealized, from the assets of the Separate Account to or against the Separate Account without regard to our other income, gains or losses. We registered the Separate Account as an investment company under federal securities law.

SPECIFIED AMOUNT means the minimum death benefit payable as long as the Policy is in effect. It is also the amount of life insurance we issue. The specified amount is shown on the Policy Information Page.

SURRENDER CHARGE means an amount that we may deduct from your Policy's Cash Value if you surrender your Policy in full.

VALUATION DATE means any business day, Monday through Friday, on which the New York Stock Exchange is open for regular trading, except
      o any day on which the value of the shares of a Fund is not computed, or
      o any day during which no order for the purchase, surrender or transfer of Accumulation Units is received.

VALUATION PERIOD means the period of time from the end of any Valuation Date to the end of the next Valuation Date.

VARIABLE FUND ACCOUNT means a subdivision of the Separate Account in which you may invest Net Premium Payments. The Policy provides several Variable Fund Accounts. Each Variable Fund Account corresponds to a particular Fund. Net Premium Payments that you allocate to a Variable Fund Account are invested in a particular Fund. We also refer to the Variable Fund Accounts as Accounts in this Prospectus.

WE, OUR, US, OR USAA LIFE means USAA Life Insurance Company.

                                 VUL Policy 38

YOU, YOUR OR YOURS refers to the Owner of the Policy.

                                 VUL Policy 39

STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------

A Statement of Additional Information, with the same date as this prospectus, containing further information about the Life Insurance Separate Account of USAA Life Insurance Company and the Variable Universal Life Insurance Policy is available from us upon request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and Cash Values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-531-2923 or write to us at 9800 Fredericksburg Road, San Antonio, TX 78288.

Information about the Life Insurance Separate Account of USAA Life Insurance Company (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC or at the SEC's website, HTTP://WWW.SEC.GOV. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.

We have not authorized anyone to give any information or make any representations other than those contained in this Prospectus, the Statement of Additional Information or other material filed with the SEC (or any sales literature we approve) in connection with the offer of the Policies described in this prospectus. You may not rely on any such information or representations, if made. This Prospectus does not constitute an offer in any jurisdiction to any person to whom such offer would be unlawful.

The table of contents for the Statement of Additional Information is as follows:

        Additional Information About Operation of Policies and Separate Account Special Considerations
        State Regulation of USAA Life
        Underwriters
        Performance Data
        Illustrations
        Legal Matters
        Independent Auditors
        Financial Statements














                                    INVESTMENT COMPANY ACT FILE NUMBER 811-08625

                                 VUL Policy 40

                       Life Insurance Separate Account of
                           USAA Life Insurance Company
                                  (Registrant)

                           USAA Life Insurance Company
                                   (Depositor)

                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                                 1-800-531-2923

                       STATEMENT OF ADDITIONAL INFORMATION
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                   May 1, 2003

This Statement of Additional Information ("SAI") contains additional information regarding the Variable Universal Life Insurance Policy (the "Policy") offered by USAA Life Insurance Company. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2003 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by calling us at 1-800-531-2923 or by writing to us at the address above.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND SEPARATE ACCOUNT......2
   THE POLICIES..............................................................2
   INCONTESTABILITY..........................................................2
   MISSTATEMENT OF AGE OR SEX................................................2
   SUICIDE EXCLUSION.........................................................2
   NONPARTICIPATING POLICY...................................................3
   REPORTS AND RECORDS.......................................................3
SPECIAL CONSIDERATIONS.......................................................3
STATE REGULATION OF USAA LIFE................................................3
UNDERWRITERS.................................................................4
PERFORMANCE DATA.............................................................4
ILLUSTRATIONS................................................................5
LEGAL MATTERS................................................................5
INDEPENDENT AUDITORS.........................................................5
FINANCIAL STATEMENTS.........................................................5

                                   VUL SAI 1

ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND SEPARATE ACCOUNT
-----------------------------------------------------------------------

THE POLICIES
The Policy is a legal contract between you and us. The consideration for issuing the Policy is:
      o    completion of the application, and
      o    payment of the first full premium.

The entire contract consists of:
      o    your Policy,
      o    your Policy application, and
      o    any supplemental applications, riders, endorsements, and amendments.

     WE WILL CONSIDER STATEMENTS IN THE APPLICATION AS REPRESENTATIONS AND NOT WARRANTIES. WE WILL NOT USE ANY REPRESENTATION TO VOID YOUR POLICY OR DEFEND A CLAIM UNDER YOUR POLICY UNLESS IT IS CONTAINED IN YOUR WRITTEN APPLICATION OR SUPPLEMENTAL APPLICATION. ONLY THE PRESIDENT OR SECRETARY OF USAA LIFE HAS AUTHORITY TO CHANGE OR WAIVE A PROVISION OF YOUR POLICY, AND THEN ONLY IN WRITING.

All requests for changes to your Policy must be clear and in writing, and must be received by our Home Office.

This Policy is subject to the laws of the state where it is issued. To the extent that the Policy may not comply, it will be interpreted and applied to comply.

INCONTESTABILITY
We will not contest a Policy, or any increase in Specified Amount, except for lapse or fraud, after the Policy or increase has been in effect during the Insured's lifetime for 2 years. Each increase in the Specified Amount will have its own 2-year contestable period beginning with the Effective Date of the increase. During any 2-year contestable period, we have the right to contest the validity of your Policy based on material misstatements made in the application or any supplemental application. The 2-year contestable period begins on the Effective Date of your Policy, or, in the case of an increase, on the date the increase is approved and made effective.

If your Policy is reinstated after lapse, a new 2-year contestable period begins on the date of reinstatement. If the Policy has been in force for 2 years during the lifetime of the Insured, it will be contestable only as to statements made in the reinstatement application. If the Policy has been in force for less than 2 years, it will be contestable as to statements made in any reinstatement applications as well as the initial application.

The incontestability provisions do not apply to optional insurance benefits added to your Policy by rider. Each rider contains its own incontestability provision.

If we contest and rescind your Policy, you will receive your premiums paid, less any Indebtedness and any previous partial surrenders.

MISSTATEMENT OF AGE OR SEX
Age means the Insured's age on his or her last birthday. If the Insured's age or sex has been misstated on the application or any supplemental application, we will adjust the Cash Value and death benefit to those based on the correct Monthly Deductions, based on the correct age or sex, since the Policy's Effective Date.

SUICIDE EXCLUSION
Your Policy does not cover suicide by the Insured, while sane or insane, during an exclusion period after the Policy's Effective Date. This exclusion period is generally 2 years from the Policy's Effective Date but may vary by state. If the Insured commits suicide during this period, our sole liability will be to refund all premiums paid, less any Indebtedness and previous partial surrenders. We will not pay any death benefit in those circumstances.

If your Policy lapses and is later reinstated, we will measure the 2-year suicide exclusion period from the Effective Date of reinstatement. If you increase your Policy's Specified Amount, we will measure the 2-year suicide exclusion period for the increase from the increase's Effective Date. If the Insured dies as a result of suicide (whether sane or insane) during the separate 2-year suicide exclusion period, we will only pay the death benefit attributable to the initial Specified Amount (on which the 2-year suicide exclusion period has expired). We will refund the premium payments less any Indebtedness and any partial surrenders attributable to the increase in the Specified Amount.

                                   VUL SAI 2

NONPARTICIPATING POLICY
YOUR POLICY IS "NONPARTICIPATING," WHICH MEANS YOU WILL NOT SHARE IN ANY OF OUR PROFITS OR SURPLUS EARNINGS. WE WILL NOT PAY DIVIDENDS ON YOUR POLICY.

REPORTS AND RECORDS
We will maintain all records relating to the Policy and the Separate Account. We will mail to you a Policy annual statement showing:
      o    the amount of death benefit;
      o    the Cash Value;
      o    any Indebtedness;
      o    any loan interest charge;
      o    any loan repayment since the last annual statement;
      o    any partial surrender since the last annual statement;
      o    all premium payments since the last annual statement;
      o    all deductions and charges since the last annual statement; and
      o other pertinent information required by any applicable law or regulation, or that we deem helpful to you.

We will mail the statement within 30 days after the Policy's anniversary, or, at our discretion, within 30 days after the end of each calendar year showing information as of a date not more than 60 days prior to the mailing of the annual statement. We also will send you periodic reports for the Funds that correspond to the Variable Fund Accounts, periodic reports for the Separate Account, and any other information, as required by state and federal law.

We will mail confirmation notices (or other appropriate notification) promptly at the time of the following transactions:
      o    Policy issue;
      o    receipt of premium payments;
      o    transfers among Variable Fund Accounts;
      o    change of premium allocation;
      o    change of death benefit option;
      o    increases or decreases in Specified Amount;
      o    partial surrenders;
      o    receipt of loan repayments; and
      o    reinstatement.

SPECIAL CONSIDERATIONS
----------------------
The Funds managed by the Vanguard Group, Fidelity Management & Research Company, Deutsche Investment Management Americas, Fred Alger Management, Barrow Hanley Mewhinney & Strauss, Granahan Investment Management, Grantham Mayo Van Otterloo & Co., Schroder Investment Management, Marsico Capital Management, MFS Investment Management, and Wellington Management may offer shares to separate accounts of unaffiliated life insurance companies to fund benefits under variable annuity contracts and variable life insurance policies. The Funds managed by USAA Investment Management Company ("USAA IMCO") offer shares only to our separate accounts to fund benefits under the Policies and the variable annuity contracts that we offer. The boards of directors or trustees of these Funds monitor for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Fund's board of directors or trustees may require a separate account to withdraw its participation in a Fund. A Fund's Net Asset Value (NAV) could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

STATE REGULATION OF USAA LIFE
USAA Life, a stock life insurance company organized under the laws of Texas, is subject to regulation by the Texas Department of Insurance. An annual statement is filed with the Texas Department of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of USAA Life as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines the liabilities and reserves of USAA Life and the Separate Account and certifies their adequacy.

                                   VUL SAI 3

In addition, USAA Life is subject to the insurance laws and regulations of all other states and jurisdictions where it is licensed. Generally, the Insurance Department of any other state applies the laws of the state of Texas in determining USAA Life's permissible investments.

UNDERWRITERS
------------
We intend to sell the Policy in all states in which we are licensed and the District of Columbia. USAA IMCO, located at 9800 Fredericksburg Road, San Antonio, Texas 78288, is the principal underwriter distributing the Policy. USAA IMCO, a Delaware corporation, organized in May 1970, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is an active member of the National Association of Securities Dealers, Inc. USAA IMCO is a wholly owned subsidiary of USAA and is an affiliate of USAA Life.

The Policy will be sold by licensed life insurance sales representatives who are also registered representatives of USAA IMCO. These licensed insurance sales representatives are salaried employees of USAA Life and receive neither direct nor indirect commissions nor any renewal commissions from the sale of the Policies. The Policies are sold and premium payments are accepted on a continuous basis.

USAA IMCO serves as principal underwriter for the Policies pursuant to an amended and restated Distribution and Administration Agreement with USAA Life dated March 30, 1998. Pursuant to this agreement, USAA Life bears the cost of the salaries of the sales representatives who sell the Policies and substantially all other distribution expenses of the Policies. USAA IMCO receives no commission for serving as principal underwriter of the Policies. The agreement terminates upon its assignment or upon at least 60 days notice by either party. USAA IMCO serves as both principal underwriter and investment adviser for the following registered investment companies: USAA Tax Exempt Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust, USAA Mutual Fund, Inc., and USAA Life Investment Trust. In addition, USAA IMCO serves as principal underwriter for the Separate Account of USAA Life, a registered investment company.

PERFORMANCE DATA
----------------
From time to time, we may quote performance information for the Variable Fund Accounts of the Separate Account in advertisements, sales literature, or reports to Owners or prospective investors.

We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Owner's Cash Value or death benefit. We also may present the yield or total return of the Variable Fund Accounts based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the Variable Fund Account or the Fund in which it invests. The performance information shown may reflect the deduction of only some of the applicable charges to the Policy. We may, for example, exclude the deduction of one or more charges, such as the premium charge or surrender charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges.

The "yield" of a Variable Fund Account refers to the income generated by an investment in the Variable Fund Account over the period specified in the advertisement, excluding realized and unrealized capital gains and losses in the corresponding fund's investments. This income is then "annualized" and shown as a percentage of the investment. We also may advertise the "effective yield" of the Vanguard Money Market Portfolio Variable Fund Account, which is calculated similarly, but, when annualized, the income earned by an investment in the Vanguard Money market Portfolio Variable Fund Account is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The "total return" of a Variable Fund Account is the total change in value of an investment in the Variable Fund Account over a period of time specified in the advertisement. "Average annual total return" is the rate of return that would produce that change in value over the specified period, if compounded annually. "Cumulative total return" is the total return over the entire specified period expressed as a percentage.

Neither yield nor total return figures reflect deductions for Policy charges such as the premium charge, surrender charges, administrative and maintenance fees, and cost of insurance charges. Yield and total return figures would be lower if Policy charges were included.

We may compare a Variable Fund Account's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms

                                   VUL SAI 4
and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, FORTUNE, FINANCIAL PLANNING, and THE WALL STREET JOURNAL. We also may advertise ratings of USAA Life's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

We may from time to time provide advertisements, sales literature or tools to assist you in choosing your investment options by defining your asset allocation strategy and appropriate risk tolerance.

Performance information for any Variable Fund Account reflects the performance of a hypothetical Policy and are not illustrative of how actual investment performance would affect the benefits under your Policy. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

ILLUSTRATIONS
-------------
Illustrations are tools that can help demonstrate how the Policy operates, given the Policy's charges, investment options and any optional features selected, how you plan to accumulate or access Policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy's death benefits, cash surrender values, and Policy values with those of other variable life insurance policies based upon the same or similar assumptions.

LEGAL MATTERS
-------------
The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., has advised USAA Life on certain federal securities law matters. All matters of Texas law pertaining to the Policy, including the validity of the Policy and USAA Life's right to issue the Policy under Texas insurance law, have been passed upon by Cynthia A. Toles, Vice President and Assistant Secretary of USAA Life.

INDEPENDENT AUDITORS
--------------------
The audited financial statements and financial highlights of the Separate Account as of December 31, 2002, and for each of the years or periods presented, and the audited consolidated financial statements of USAA Life Insurance Company and its subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, are included in this SAI or will be included in an amendment to this SAI. The information has been audited by KPMG LLP, independent certified public accountants, through their offices located at 112 E. Pecan, Suite 2400, San Antonio, Texas 78205.

FINANCIAL STATEMENTS
--------------------

                                   VUL SAI 5

                     INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS OF USAA LIFE INSURANCE COMPANY AND CONTRACTOWNERS OF THE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY:

We have audited the accompanying statements of assets and liabilities as of December 31, 2002, the related statements of operations, statements of changes in net assets, and financial highlights presented in note 6 for each of the years or periods presented, for the 18 variable fund accounts available within the Separate Account of USAA Life Insurance Company: USAA Life Growth and Income, USAA Life Aggressive Growth, USAA Life World Growth, USAA Life Diversified Assets, USAA Life Income, Vanguard Diversified Value Portfolio, Vanguard Equity Index Portfolio, Vanguard Mid-Cap Index Portfolio, Vanguard Small Company Growth Portfolio, Vanguard International Portfolio, Vanguard REIT Index Portfolio, Vanguard High Yield Bond Portfolio, Vanguard Money Market Portfolio, Fidelity VIP II Contrafund(R) Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP III Dynamic Cap Appreciation Portfolio, Scudder Capital Growth Portfolio, and Alger American Growth Portfolio. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2002 were verified by confirmation with the investment custodian of the underlying portfolios of the USAA Life Investment Trust or through confirmation with the transfer agents of the other portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned fund accounts available within the Separate Account of USAA Life Insurance Company as of December 31, 2002, and the results of their operations, the changes in their net assets, and financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

                               KPMG LLP

San Antonio, Texas
January 31, 2003

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002
                      (In Thousands, Except Per Unit Data)

                          FUND ACCOUNTS INVESTING IN:
--------------------------------------------------------------------------------

                                                                                               VVIF
                           USAA LIFE    USAA LIFE    USAA LIFE     USAA LIFE                DIVERSIFIED                   VVIF MID-
                           GROWTH AND   AGGRESSIVE  WORLD GROWTH  DIVERSIFIED   USAA LIFE      VALUE       VVIF EQUITY    CAP INDEX
                          INCOME FUND  GROWTH FUND      FUND      ASSETS FUND  INCOME FUND   PORTFOLIO   INDEX PORTFOLIO  PORTFOLIO
                          -----------  -----------  ------------  -----------  -----------  -----------  ---------------  ---------
ASSETS:
  Investments at
     market value          $      564  $      796    $      211    $      575   $      302   $     133      $   1,162     $     274
                           ----------  ----------    ----------    ----------   ----------   ---------      ---------     ---------
  Net Assets               $      564  $      796    $      211    $      575   $      302   $     133      $   1,162     $     274
                           ==========  ==========    ==========    ==========   ==========   =========      =========     =========
Net Assets:
  Net assets attributable
     to policyowners'
     reserves              $      564  $      796    $      211    $      575   $      302   $     133      $   1,162     $     274
                           ==========  ==========    ==========    ==========   ==========   =========      =========     =========
  Units outstanding
     (accumulation)                32          67            15            29           18          17            145            33
                           ==========  ==========    ==========    ==========   ==========   =========      =========     =========
  Unit value
     (accumulation)        $17.449936  $11.836938    $14.273481    $19.611603   $17.110216   $7.947514      $7.995176     $8.397224
                           ==========  ==========    ==========    ==========   ==========   =========      =========     =========

                           VVIF SMALL                                                              FVIP        FVIP EQUITY-
                            COMPANY        VVIF                         VVIF HIGH  VVIF MONEY  CONTRAFUND(R)     INCOME
                            GROWTH     INTERNATIONAL     VVIF REIT     YIELD BOND    MARKET      PORTFOLIO,     PORTFOLIO,
                           PORTFOLIO     PORTFOLIO    INDEX PORTFOLIO   PORTFOLIO  PORTFOLIO   INITIAL CLASS  INITIAL CLASS
                           ----------  -------------  ---------------  ----------  ----------  -------------  -------------
ASSETS:
  Investments at
     market value          $     376     $     224       $      240     $     230   $   1,190     $     114     $     175
                           ---------     ---------       ----------     ---------   ---------     ---------     ---------
  Net Assets               $     376     $     224       $      240     $     230   $   1,190     $     114     $     175
                           =========     =========       ==========     =========   =========     =========     =========
Net Assets:
  Net assets attributable
     to policyowners'
     reserves              $     376     $     224       $      240     $     230   $   1,190     $     114     $     175
                           =========     =========       ==========     =========   =========     =========     =========
  Units outstanding
     (accumulation)               47            31               21            23         881            13            23
                           =========     =========       ==========     =========   =========     =========     =========
  Unit value
     (accumulation)        $8.065415     $7.120925       $11.252063     $9.946870   $1.350997     $8.561012     $7.771493
                           =========     =========       ==========     =========   =========     =========     =========

                             FVIP DYNAMIC
                                CAP.       SVS I CAPITAL      ALGER
                            APPRECIATION      GROWTH        AMERICAN
                              PORTFOLIO,     PORTFOLIO,      GROWTH
                            INITIAL CLASS  CLASS A SHARES   PORTFOLIO   TOTAL
                            -------------  --------------  ----------  --------
ASSETS:
  Investments at
     market value             $      37      $      370    $      816   $7,789
                              ---------      ----------    ----------   ------
  Net Assets                  $      37      $      370    $      816   $7,789
                              =========      ==========    ==========   ======
Net Assets:
  Net assets attributable
     to policyowners'
     reserves                 $      37      $      370    $      816   $7,789
                              =========      ==========    ==========   ======
  Units outstanding
     (accumulation)                   5              22            47
                              =========      ==========    ==========
  Unit value
     (accumulation)           $7.809482      $16.508497    $17.520609
                              =========      ==========    ==========

See accompanying Notes to Financial Statements.

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                     YEAR OR PERIOD ENDED DECEMBER 31, 2002
                                 (In Thousands)

                           FUND ACCOUNTS INVESTING IN:
--------------------------------------------------------------------------------

                                           USAA LIFE    USAA LIFE    USAA LIFE      USAA LIFE                      VVIF
                                          GROWTH AND    AGGRESSIVE  WORLD GROWTH   DIVERSIFIED   USAA LIFE     DIVERSIFIED
                                          INCOME FUND  GROWTH FUND      FUND       ASSETS FUND  INCOME FUND  VALUE PORTFOLIO
                                          -----------  -----------  ------------  ------------  -----------  ---------------
NET INVESTMENT INCOME (LOSS):
  Income
     Dividends from investments              $   7        $   -         $  2          $ 14         $  13           $  2
                                             -----        -----         ----          ----         -----           ----
  Expenses
     Mortality and expense risk charge           4            6            2             4             2              1
                                             -----        -----         ----          ----         -----           ----
        Net investment income (loss)             3           (6)           -            10            11              1
                                             -----        -----         ----          ----         -----           ----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on sale of
     investments                               (20)        (179)         (23)          (18)           (2)            (2)
  Capital gains distributions                   14            -            -            25             -              -
                                             -----        -----         ----          ----         -----           ----
        Net realized gain (loss)                (6)        (179)         (23)            7            (2)            (2)
  Change in net unrealized appreciation/
     depreciation                             (125)        (127)         (13)          (87)            9            (16)
                                             -----        -----         ----          ----         -----           ----
        Net realized and unrealized
           gain (loss) on investments         (131)        (306)         (36)          (80)            7            (18)
                                             -----        -----         ----          ----         -----           ----
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $(128)       $(312)        $(36)         $(70)        $  18           $(17)
                                             =====        =====         ====          ====         =====           ====

                                                                            VVIF SMALL
                                                                             COMPANY        VVIF                         VVIF HIGH
                                            VVIF EQUITY      VVIF MID-CAP     GROWTH    INTERNATIONAL     VVIF REIT      YIELD BOND
                                          INDEX PORTFOLIO  INDEX PORTFOLIO  PORTFOLIO     PORTFOLIO    INDEX PORTFOLIO   PORTFOLIO
                                          ---------------  ---------------  ----------  ------------   ---------------  ----------
NET INVESTMENT INCOME (LOSS):
  Income
     Dividends from investments                $   19            $  1         $   3         $  4             $ 6            $ 7
                                               ------            ----         -----         ----             ---            ---
  Expenses
     Mortality and expense risk charge              9               1             3            1               2              1
                                               ------            ----         -----         ----             ---            ---
        Net investment income (loss)               10               -             -            3               4              6
                                               ------            ----         -----         ----             ---            ---
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on sale of
     investments                                  (38)             (9)           (2)          (4)             (3)            (1)
  Capital gains distributions                      71               7            12            6               2              -
                                               ------            ----         -----         ----             ---            ---
        Net realized gain (loss)                   33              (2)           10            2              (1)            (1)
  Change in net unrealized appreciation/
     depreciation                                (338)            (32)         (111)         (44)             (8)            (1)
                                               ------            ----         -----         ----             ---            ---
        Net realized and unrealized
           gain (loss) on investments            (305)            (34)         (101)         (42)             (9)            (2)
                                               ------            ----         -----         ----             ---            ---
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $ (295)           $(34)        $(101)        $(39)            $(5)           $ 4
                                               ======            ====         =====         ====             ===            ===

                                                                                    FVIP DYNAMIC   SVS I CAPITAL
                                                         FVIP         FVIP EQUITY-      CAP           GROWTH       ALIGER
                                          VVIF MONEY  CONTRAFUND(R)     INCOME      APPRECIATION    PORTFOLIO,    AMERICAN
                                            MARKET     PORTFOLIO,      PORTFOLIO,     PORTFOLIO,     CLASS A       GROWTH
                                          PORTFOLIO   INITIAL CLASS  INITIAL CLASS  INITIAL CLASS     SHARES      PORTFOLIO
                                          ----------  -------------  -------------  -------------  ------------   ---------
NET INVESTMENT INCOME (LOSS):
  Income
     Dividends from investments             $  29         $   -           $  2           $  -          $   1        $   -
                                            -----         -----           ----           ----          -----        -----
  Expenses
     Mortality and expense risk charge         13             -              1              -              3            7
                                            -----         -----           ----           ----          -----        -----
        Net investment income (loss)           16             -              1              -             (2)          (7)
                                            -----         -----           ----           ----          -----        -----

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on sale of
     investments                                -             1             (6)             -           (179)        (233)
  Capital gains distributions                   -             -              2              -              -            -
                                            -----         -----           ----           ----          -----        -----
        Net realized gain (loss)                -             1             (4)             -           (179)        (233)
  Change in net unrealized appreciation/
     depreciation                               -            (9)           (24)            (2)            25         (149)
                                            -----         -----           ----           ----          -----        -----
        Net realized and unrealized
           gain (loss) on investments           -            (8)           (28)            (2)          (154)        (382)
                                            -----         -----           ----           ----          -----        -----
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $  16         $  (8)          $(27)          $ (2)         $(156)       $(389)
                                            =====         =====           ====           ====          =====        =====

See accompanying Notes to Financial Statements.

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                      STATEMENTS OF CHANGES IN NET ASSETS
               YEARS OR PERIODS ENDED DECEMBER 31, 2002 AND 2001
                                 (In Thousands)

                          FUND ACCOUNTS INVESTING IN:
--------------------------------------------------------------------------------

                                                                   USAA LIFE                                USAA LIFE
                                            USAA LIFE GROWTH       AGGRESSIVE      USAA LIFE WORLD      DIVERSIFIED ASSETS
                                             AND INCOME FUND      GROWTH FUND        GROWTH FUND               FUND
                                            -----------------   ----------------  -----------------   --------------------
                                             2002       2001     2002      2001     2002      2001      2002        2001
                                            -----------------   ----------------  -----------------   --------------------
FROM OPERATIONS:
   Net investment income (loss)             $   3      $   5    $  (6)    $  (6)   $   -     $   1    $    10     $     6
   Net realized gain (loss)                    (6)        15     (179)      (23)     (23)      (10)         7           8
   Change in net unrealized
      appreciation/depreciation              (125)       (50)    (127)     (201)     (13)      (25)       (87)         24
                                            ----------------    ---------------    ---------------    -------------------
         Increase (decrease) in net assets
            resulting from operations        (128)       (30)    (312)     (230)     (36)      (34)       (70)         38
                                            ----------------    ---------------    ---------------    -------------------
FROM POLICY TRANSACTIONS:
   Purchases and transfers in                 215        404      290       461       60       135        248         401
   Monthly deduction charges                  (36)       (27)     (53)      (48)     (12)      (10)       (23)        (13)
   Other redemptions                          (68)      (146)     (97)      (83)     (29)      (16)      (117)        (75)
                                            ----------------    ---------------    ---------------    -------------------
         Increase (decrease) in net assets
            from policy transactions          111        231      140       330       19       109        108         313
                                            ----------------    ---------------    ---------------    -------------------
               Net increase (decrease)
                  in net assets               (17)       201     (172)      100      (17)       75         38         351
NET ASSETS:
   Beginning of period                        581        380      968       868      228       153        537         186
                                            ----------------    ---------------    ---------------    -------------------
   End of period                            $ 564      $ 581    $ 796     $ 968    $ 211     $ 228    $   575     $   537
                                            ================    ===============    ===============    ===================
UNITS ISSUED AND REDEEMED
   Beginning balance                           26         16       56        38       13         7         24           9
   Units issued                                13         19       27        29        5         8         13          19
   Units redeemed                              (7)        (9)     (16)      (11)      (3)       (2)        (8)         (4)
                                            ----------------    ---------------    ---------------    -------------------
   Ending balance                              32         26       67        56       15        13         29          24
                                            ================    ===============    ===============    ===================

                                                USAA LIFE         VVIF DIVERSIFIED      **VVIF EQUITY-         *VVIF MID-CAP
                                               INCOME FUND        VALUE PORTFOLIO       INDEX PORTFOLIO       INDEX PORTFOLIO
                                            -------------------   -----------------   --------------------   ------------------
                                              2002      2001         2002     2001       2002       2001      2002       2001
                                            -------------------   -----------------   --------------------   ------------------
FROM OPERATIONS:
   Net investment income (loss)             $   11    $     8       $   1     $   -     $   10    $    (9)   $     -    $    -
   Net realized gain (loss)                     (2)       (10)         (2)        -         33       (158)        (2)       (6)
   Change in net unrealized
      appreciation/depreciation                  9         16         (16)        -       (338)         3        (32)        1
                                            -----------------       ---------------     -----------------    -----------------
         Increase (decrease) in net assets
            resulting from operations           18         14         (17)        -       (295)      (164)       (34)       (5)
                                            -----------------       ---------------     -----------------    -----------------
FROM POLICY TRANSACTIONS:
   Purchases and transfers in                  224        161         109        60        337        638        257       123
   Monthly deduction charges                   (17)       (10)         (4)        -        (56)       (45)       (11)       (2)
   Other redemptions                          (200)      (111)        (15)        -       (115)      (285)       (29)      (25)
                                            -----------------       ---------------     -----------------    -----------------
         Increase (decrease) in net assets
            from policy transactions             7         40          90        60        166        308        217        96
                                            -----------------       ---------------     -----------------    -----------------
               Net increase (decrease)
                  in net assets                 25         54          73        60       (129)       144        183        91
NET ASSETS:
   Beginning of period                         277        223          60         -      1,291      1,147         91         -
                                            -----------------       ---------------     -----------------    -----------------
   End of period                            $  302    $   277       $ 133     $  60     $1,162    $ 1,291    $   274    $   91
                                            =================       ===============     =================    =================
UNITS ISSUED AND REDEEMED
   Beginning balance                            17         15           6         -        125         97          9         -
   Units issued                                 15         10          13         6         46         67         30        13
   Units redeemed                              (14)        (8)         (2)        -        (26)       (39)        (6)       (4)
                                            -----------------       ---------------     -----------------    -----------------
   Ending balance                               18         17          17         6        145        125         33         9
                                            =================       ===============     =================    =================

                                              **VVIF SMALL            **VVIF              ***USAA LIFE
                                             COMPANY GROWTH        INTERNATIONAL          INTERNATIONAL     *VVIF REIT INDEX
                                                PORTFOLIO            PORTFOLIO                FUND             PORTFOLIO
                                            ------------------   -------------------    -----------------   ----------------
                                             2002       2001       2002       2001       2002       2001     2002      2001
                                            ------------------   -------------------    -----------------   ----------------
FROM OPERATIONS:
   Net investment income (loss)             $    -    $    (2)    $     3    $   (1)    $   -      $   -    $   4     $   -
   Net realized gain (loss)                     10         (5)          2       (24)        -         (5)      (1)        -
   Change in net unrealized
      appreciation/depreciation               (111)        36         (44)       (2)        -          2       (8)        4
                                            -----------------     -----------------     ----------------    ---------------
         Increase (decrease) in net assets
            resulting from operations         (101)        29         (39)      (27)        -         (3)      (5)        4
                                            -----------------     -----------------     ----------------    ---------------
FROM POLICY TRANSACTIONS:
   Purchases and transfers in                  189        179          85       150         -         10      370       107
   Monthly deduction charges                   (18)       (11)        (12)       (9)        -         (1)     (16)       (2)
   Other redemptions                           (73)         4          (3)      (19)        -        (53)    (218)        -
                                            -----------------     -----------------     ----------------    ---------------
         Increase (decrease) in net assets
            from policy transactions            98        172          70       122         -        (44)     136       105
                                            -----------------     -----------------     ----------------    ---------------
               Net increase (decrease)
                  in net assets                 (3)       201          31        95         -        (47)     131       109
NET ASSETS:
   Beginning of period                         379        178         193        98         -         47      109         -
                                            -----------------     -----------------     ----------------    ---------------
   End of period                            $  376     $  379     $   224    $  193     $   -      $   -    $ 240     $ 109
                                            =================     =================     ================    ===============
UNITS ISSUED AND REDEEMED
   Beginning balance                            35         18          22         9         -          4       10         -
   Units issued                                 23         19          13        17         -          1       33        10
   Units redeemed                              (11)        (2)         (4)       (4)        -         (5)     (22)        -
                                            -----------------     -----------------     ----------------    ---------------
   Ending balance                               47         35          31        22         -          -       21        10
                                            =================     =================     ================    ===============

                                                                                       *FVIP CONTRAFUND        *FVIP EQUITY-
                                            *VVIF HIGH YIELD        **VVIF MONEY         (R) PORTFOLIO,     INCOME PORTFOLIO,
                                              BOND PORTFOLIO       MARKET PORTFOLIO      INITIAL CLASS        INITIAL CLASS
                                            -----------------   --------------------   ------------------   ------------------
                                              2002      2001      2002       2001       2002       2001       2002       2001
                                            -----------------   --------------------   ------------------   ------------------
FROM OPERATIONS:
   Net investment income (loss)              $   6     $   -    $    16     $    44    $    -    $     -      $   1      $  -
   Net realized gain (loss)                     (1)       (1)         -           -         1          -         (4)        -
   Change in net unrealized
      appreciation/depreciation                 (1)        2          -           -        (9)         1        (24)        2
                                             ---------------    -------------------    -----------------      ---------------
         Increase (decrease) in net assets
            resulting from operations            4         1         16          44        (8)         1        (27)        2
                                             ---------------    -------------------    -----------------      ---------------
FROM POLICY TRANSACTIONS:
   Purchases and transfers in                  130       115      1,376       1,983        94         54        130        95
   Monthly deduction charges                    (6)       (1)       (56)        (30)       (9)        (1)        (7)       (1)
   Other redemptions                            (1)      (12)    (1,506)     (1,650)       (5)       (12)       (17)        -
                                             ---------------    -------------------    -----------------      ---------------
         Increase (decrease) in net assets
            from policy transactions           123       102       (186)        303        80         41        106        94
                                             ---------------    -------------------    -----------------      ---------------
               Net increase (decrease)
                  in net assets                127       103       (170)        347        72         42         79        96
NET ASSETS:
   Beginning of period                         103         -      1,360       1,013        42          -         96         -
                                             ---------------    -------------------    -----------------      ---------------
   End of period                             $ 230     $ 103    $ 1,190     $ 1,360    $  114    $    42      $ 175      $ 96
                                             ===============    ===================    =================      ===============
UNITS ISSUED AND REDEEMED
   Beginning balance                            10         -      1,016         782         4          -         10         -
   Units issued                                 14        12      1,122       1,735        11          6         16        10
   Units redeemed                               (1)       (2)    (1,257)     (1,501)       (2)        (2)        (3)        -
                                             ---------------    -------------------    -----------------      ---------------
   Ending balance                               23        10        881       1,016        13          4         23        10
                                             ===============    ===================    =================      ===============

                                                FVIP DYNAMIC
                                             CAP. APPRECIATION       SVS I CAPITAL
                                            PORTFOLIO, INITIAL     GROWTH PORTFOLIO,     ALGER AMERICAN
                                                  CLASS             CLASS A SHARES      GROWTH PORTFOLIO
                                            ------------------    ------------------   -------------------
                                              2002      2001        2002     2001         2002     2001
                                            ------------------    ------------------   -------------------
FROM OPERATIONS:
   Net investment income (loss)              $    -    $     -    $    (2)   $   (3)     $    (7)  $   (6)
   Net realized gain (loss)                       -          -       (179)      (30)        (233)      54
   Change in net unrealized
      appreciation/depreciation                  (2)         -         25      (128)        (149)    (206)
                                             -----------------    -----------------      ----------------
         Increase (decrease) in net assets
            resulting from operations            (2)         -       (156)     (161)        (389)    (158)
                                             -----------------    -----------------      ----------------
FROM POLICY TRANSACTIONS:
   Purchases and transfers in                    35          7        106       313          230      480
   Monthly deduction charges                     (2)         -        (32)      (31)         (57)     (55)
   Other redemptions                             (1)         -       (184)     (134)        (161)     (81)
                                             -----------------    -----------------      ----------------
         Increase (decrease) in net assets
            from policy transactions             32          7       (110)      148           12      344
                                             -----------------    -----------------      ----------------
               Net increase (decrease)
                  in net assets                  30          7       (266)      (13)        (377)     186
NET ASSETS:
   Beginning of period                            7          -        636       649        1,193    1,007
                                             -----------------    -----------------      ----------------
   End of period                             $   37    $     7    $   370    $  636      $   816   $1,193
                                             =================    =================      ================
UNITS ISSUED AND REDEEMED
   Beginning balance                              1          -         27        22           45       33
   Units issued                                   4          1          7        13           14       19
   Units redeemed                                 -          -        (12)       (8)         (12)      (7)
                                             -----------------    -----------------      ----------------
   Ending balance                                 5          1         22        27           47       45
                                             =================    =================      ================

See accompanying Notes to Financial Statements.
  * Variable fund accounts commenced operations May 1, 2001.
 ** See accompanying Notes to Financial Statements for information on
    May 1, 2001 fund substitution.
*** USAA Life International Fund reflects operations from 01/01/01 to 04/30/01.

                      LIFE INSURANCE SEPARATE ACCOUNT OF
                         USAA LIFE INSURANCE COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 2002

1) ORGANIZATION

The Life Insurance Separate Account of USAA Life Insurance Company (Life Insurance Separate Account) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment account of USAA Life Insurance Company (USAA Life), a wholly owned subsidiary of the United Services Automobile Association (USAA). Units of the Life Insurance Separate Account are sold only in connection with the Variable Universal Life Policy. Under applicable insurance law, the assets and liabilities of the Life Insurance Separate Account are clearly identified and distinguished from USAA Life. The Life Insurance Separate Account cannot be charged with liabilities arising out of any other business of USAA Life.

The Life Insurance Separate Account is divided into 18 variable fund accounts which are invested in shares of a designated portfolio of the USAA Life Investment Trust, Vanguard(R) Variable Insurance Fund (VVIF), Fidelity(R) Variable Insurance Products (FVIP), Scudder Variable Series I (SVS I), or the Alger American Fund as follows:

Fund Account                                            Mutual Fund Investment
--------------------------------------------------------------------------------------------------------------
USAA Life Growth and Income                             USAA Life Growth and Income Fund
USAA Life Aggressive Growth                             USAA Life Aggressive Growth Fund
USAA Life World Growth                                  USAA Life World Growth Fund
USAA Life Diversified Assets                            USAA Life Diversified Assets Fund
USAA Life Income                                        USAA Life Income Fund

Vanguard Diversified Value Portfolio                    VVIF Diversified Value Portfolio
Vanguard Equity Index Portfolio                         VVIF Equity Index Portfolio
Vanguard Mid-Cap Index Portfolio                        VVIF Mid-Cap Index Portfolio
Vanguard Small Company Growth Portfolio                 VVIF Small Company Growth Portfolio
Vanguard International Portfolio                        VVIF International Portfolio
Vanguard REIT Index Portfolio                           VVIF REIT Index Portfolio
Vanguard High Yield Bond Portfolio                      VVIF High Yield Bond Portfolio
Vanguard Money Market Portfolio                         VVIF Money Market Portfolio

Fidelity VIP Contrafund(R) Portfolio                    FVIP Contrafund(R) Portfolio, Initial Class
Fidelity VIP Equity-Income Portfolio                    FVIP Equity-Income Portfolio, Initial Class
Fidelity VIP Dynamic Cap Appreciation Portfolio         FVIP Dynamic Cap Appreciation Portfolio, Initial Class

Scudder Capital Growth Portfolio                        SVS I Capital Growth Portfolio, Class A shares

Alger American Growth Portfolio                         Alger American Growth Portfolio

On May 1, 2001, USAA Life substituted shares of the VVIF Equity Index Portfolio for shares of the Deutsche VIT Equity 500 Index Fund, shares of the VVIF Small Company Growth Portfolio for shares of the Deutsche VIT Small Cap Index Fund, shares of the VVIF International Portfolio for shares of the Deutsche VIT EAFE(R) Equity Index Fund and the USAA Life International Fund, and shares of the VVIF Money Market Fund Portfolio for shares of the USAA Life Money Market Fund. The operations of the predecessor funds prior to May 1, 2001 are included in the accompanying financial statements.

Each fund substitution was a non-taxable event for policyholders and did not affect total assets. The policyholders' accumulated value did not change as a result of the substitution. For the Vanguard International Portfolio fund account, which replaced two fund accounts, the accumulation unit value (AUV) of the Deutsche EAFE(R) Equity Index fund account was used as the starting AUV. The AUVs remained the same immediately before and after the substitution for the other fund substitutions.

2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Investments in mutual fund securities are carried in the Statements of Assets and Liabilities at net asset value as reported by the fund. Gains or losses on securities transactions are determined on the basis of the first-in first-out
(FIFO) cost method. Security transactions are recorded on the trade date. Dividend income, if any, is recorded on ex-dividend date.

DISTRIBUTIONS

The net investment income (loss) and realized capital gains of the Life Insurance Separate Account are not distributed, but instead are retained and reinvested for the benefit of unit owners.

FEDERAL INCOME TAX

Operations of the Life Insurance Separate Account are included in the federal income tax return of USAA Life, which is taxed as a "Life Insurance Company" under the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to operation of the Life Insurance Separate Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

3) RELATED PARTY TRANSACTIONS

During the year ended December 31, 2002, advisory and administrative fees of approximately $722,000 were paid or payable to USAA Investment Management Company (USAA IMCO) by the funds of the USAA Life Investment Trust (the Trust). USAA IMCO is indirectly wholly owned by USAA. The Funds' advisory fees are computed at an annualized rate of .50% of the monthly average net assets of the USAA Life Aggressive Growth Fund, .35% of the monthly average net assets of the USAA Life World Growth Fund, and .20% of the monthly average net assets for each of the other Funds of the Trust for each calendar month. Prior to November 1, 2002, the advisory fee for the USAA Life World Growth Fund was .20% of the Fund's monthly average net assets. The funds are an investment option for both the Variable Universal Life Policy and the Flexible Premium Deferred Combination Fixed and Variable Annuity Contract. Administrative fees are based on USAA IMCO's estimated time incurred to provide such services.

4) EXPENSES

A mortality and expense risk charge is deducted by USAA Life from the Life Insurance Separate Account on a daily basis which is equal, on an annual basis, to 0.75% of the daily net assets of each variable fund account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated. Thus, a greater amount of death benefits than expected will be payable. The expense risk assumed by USAA Life is that the costs of administering the policies and the Life Insurance Separate Account may exceed the amount recovered from the policy maintenance and administration expense charges. The mortality and expense risk charge is guaranteed by USAA Life and cannot be increased.

The following expenses are charged to reimburse USAA Life for the expenses it incurs in the establishment and maintenance of the Policies and each variable fund account. On the policy's effective date, and each monthly anniversary thereafter, certain monthly charges will be deducted by USAA Life through a redemption of units from the cash value of the policy. The monthly deduction will include cost of insurance charges, which includes charges for any optional insurance benefits provided by rider, an administrative charge of $10 during the first twelve policy months, and a recurring maintenance charge of $5. Total charges deducted during the current year were approximately $430,000.

A transfer charge of $25 will be deducted for each value transfer between Variable Fund Accounts in excess of six per Policy Year. For each partial surrender of cash value, a charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted. This charge is also referred to as an "administrative processing fee." For full surrenders, the amount of the surrender charge will equal a percentage of the Annual Target Premium Payment specified in the policy. The number of years the policy has been in force at the time of surrender determines the applicable percentage.

A 3% premium charge is deducted from the policyholder's premium to compensate USAA Life for sales charges and taxes. The charge will be deducted from the policyholder's premium payments until the policyholder's gross amount of premium payments received exceeds the sum of the policyholder's Annual Target Premium payments payable over 10 years.

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                     NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                DECEMBER 31, 2002

5)  INVESTMENTS

The following table shows the number of shares owned, aggregate cost and net asset value per share of each fund at December 31, 2002:

                                                        NUMBER OF      AGGREGATE       NET ASSET
                                                         SHARES          COST          VALUE PER
                                                          (000)          (000)           SHARE
                                                     -------------   -------------   -------------
USAA Life Growth and Income Fund                           44         $     733       $     12.88
USAA Life Aggressive Growth Fund                           73             1,308             10.96
USAA Life World Growth Fund                                23               275              9.19
USAA Life Diversified Assets Fund                          54               651             10.63
USAA Life Income Fund                                      28               261             10.78
Vanguard Diversified Value Portfolio                       15               148              8.98
Vanguard Equity Index Portfolio                            54             1,568             21.68
Vanguard Mid-Cap Index Portfolio                           26               305             10.60
Vanguard Small Company Growth Portfolio                    31               457             11.99
Vanguard International Portfolio                           23               283              9.67
Vanguard REIT Index Portfolio                              19               243             12.84
Vanguard High Yield Bond                                   28               230              8.21
Vanguard Money Market Portfolio                         1,190             1,190              1.00
Fidelity VIP Contrafund Portfolio                           6               121             18.10
Fidelity VIP Equity-Income Portfolio                       10               197             18.16
Fidelity VIP Dynamic Capital App. Portfolio                 6                39              5.66
Scudder VLIF Capital Growth Portfolio-Class A Shares       32               579             11.55
Alger American Growth Portfolio                            33             1,439             24.63

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                     NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                DECEMBER 31, 2002

6) FINANCIAL HIGHLIGHTS

          A summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for each period is as follows:

                                                            USAA LIFE GROWTH AND INCOME FUND ACCOUNT
                                        ----------------------------------------------------------------------------

                                                                     Year Ended December 31,

                                            2002            2001            2000            1999          1998(a)
                                        ------------    ------------    ------------    ------------    ------------
At end of period:
          Accumulation units (000)               32              26              16              12               1
          Accumulation unit value       $ 17.449936     $ 22.397368     $ 23.978970     $ 23.296591     $ 20.468785
          Net assets (000)              $       564     $       581     $       380     $       276     $         3
Ratio of expenses to
   average net assets(d)                       0.75%           0.75%           0.75%           0.75%           0.75%(e)
Total return(g)                              -22.47%          -6.96%           2.32%          12.52%             NA

                                                         USAA LIFE AGGRESSIVE GROWTH FUND ACCOUNT
                                        ----------------------------------------------------------------------------

                                                                  Year Ended December 31,

                                            2002            2001            2000            1999          1998(a)
                                        ------------    ------------    ------------    ------------    -----------
At end of period:
          Accumulation units (000)               67              56              38              17               -
          Accumulation unit value       $ 11.836938     $ 17.214778     $ 22.654870     $ 26.991318     $ 13.993064
          Net assets (000)              $       796     $       968     $       868     $       455     $         -
Ratio of expenses to
   average net assets(d)                       0.75%           0.75%           0.75%           0.75%           0.75%(e)
Total return(g)                              -31.50%         -24.22%         -16.30%          91.33%             NA

                                                           USAA LIFE WORLD GROWTH FUND ACCOUNT
                                        ----------------------------------------------------------------------------

                                                                  Year Ended December 31,

                                            2002            2001            2000            1999          1998(a)
                                        ------------    ------------    ------------    ------------    -----------
At end of period:
          Accumulation units (000)               15              13               7               2               -
          Accumulation unit value       $ 14.273481     $ 16.988356     $ 20.654406     $ 23.209674     $ 17.860722
          Net assets (000)              $       211     $       228     $       153     $        51     $         -
Ratio of expenses to
   average net assets(d)                       0.75%           0.75%           0.75%           0.75%           0.75%(e)
Total return(g)                              -16.44%         -18.11%         -11.48%          28.46%             NA

                                                         USAA LIFE DIVERSIFIED ASSETS FUND ACCOUNT
                                        ----------------------------------------------------------------------------

                                                                   Year Ended December 31,

                                           2002             2001            2000             1999          1998(a)
                                        -----------     -----------      -----------     -----------     -----------
At end of period:
          Accumulation units (000)               29              24                9               7               2
          Accumulation unit value       $ 19.611603     $ 22.295041      $ 19.815589     $ 19.192009     $ 17.974654
          Net assets (000)              $       575     $       537      $       186     $       142     $        38
Ratio of expenses to
   average net assets(d)                       0.75%           0.75%            0.75%           0.75%           0.75%(e)
Total return(g)                              -12.42%          12.08%            2.55%           5.41%             NA

                                                          USAA LIFE INCOME FUND ACCOUNT
                                        -------------------------------------------------------------------

                                                              Year Ended December 31,

                                            2002          2001          2000          1999        1998(a)
                                        ------------  ------------  ------------  ------------  -----------
At end of period:
          Accumulation units (000)               18            17            15             9             -
          Accumulation unit value       $ 17.110216   $ 15.969161   $ 15.007467   $ 13.262741   $ 14.089499
          Net assets (000)              $       302   $       277   $       223   $       119   $         -
Ratio of expenses to
   average net assets(d)                       0.75%         0.75%         0.75%         0.75%         0.75%(e)
Total return(g)                                6.64%         5.92%        12.24%        -7.29%           NA

                                                 VANGUARD DIVERSIFIED VALUE PORTFOLIO FUND ACCOUNT
                                        -------------------------------------------------------------------

                                                            Year Ended December 31,

                                           2002        2001(b)
                                       ------------  -----------
At end of period:
          Accumulation units (000)              17             6
          Accumulation unit value       $ 7.947514    $ 9.336800
          Net assets (000)              $      133    $       60
Ratio of expenses to
   average net assets(d)                      0.75%         0.75%(e)
Total return(g)                             -15.42%        -6.98%(f)

                                                        VANGUARD EQUITY INDEX PORTFOLIO FUND ACCOUNT
                                        ----------------------------------------------------------------------------

                                                                   Year Ended December 31,

                                            2002           2001(c)          2000            1999           1998(a)
                                        -----------     -----------      -----------     -----------     -----------
At end of period:
          Accumulation units (000)              145             125               97              54               1
          Accumulation unit value       $  7.995176     $ 10.341906      $ 11.844646     $ 13.147788     $ 11.003536
          Net assets (000)              $     1,162     $     1,291      $     1,147     $       715     $         3
Ratio of expenses to
   average net assets(d)                       0.75%           0.75%            0.75%           0.75%           0.75%(e)
Total return(g)                              -23.11%         -13.05%          -10.40%          18.20%             NA

                                                   VANGUARD MID-CAP INDEX PORTFOLIO FUND ACCOUNT
                                        -------------------------------------------------------------------

                                                             Year Ended December 31,

                                            2002        2001(b)
                                        ------------  -----------
At end of period:                               33             9
          Accumulation units (000)      $ 8.397224    $ 9.912441
          Accumulation unit value       $      274    $       91
          Net assets (000)
Ratio of expenses to
   average net assets(d)                      0.75%         0.75%(e)
Total return(g)                             -15.79%        -1.25%(f)

                                               VANGUARD SMALL COMPANY GROWTH PORTFOLIO FUND ACCOUNT
                                        -------------------------------------------------------------------

                                                             Year Ended December 31,

                                           2002        2001(c)         2000          1999        1998(a)
                                        -----------  ------------  ------------  ------------  ------------
At end of period:                               47            35            18             7            -
          Accumulation units (000)      $ 8.065415   $ 10.696387   $ 10.043462   $ 10.526480   $ 8.825971
          Accumulation unit value       $      376   $       379   $       178   $        78   $        -
          Net assets (000)
Ratio of expenses to
   average net assets(d)                      0.75%         0.75%         0.75%         0.75%        0.75%(e)
Total return(g)                             -24.93%         6.11%        -5.09%        17.88%          NA

                                                       VANGUARD INTERNATIONAL PORTFOLIO FUND ACCOUNT
                                        ----------------------------------------------------------------------------

                                                                   Year Ended December 31,

                                            2002          2001(c)           2000            1999           1998(a)
                                        -----------     -----------      -----------     -----------     -----------
At end of period:
          Accumulation units (000)               31              22                9               1               1
          Accumulation unit value       $  7.120925     $  8.670638      $ 10.881890     $ 13.154856     $ 10.386978
          Net assets (000)              $       224     $       193      $        98     $        12     $         2
Ratio of expenses to
   average net assets(d)                       0.75%           0.75%            0.75%           0.75%           0.75%(e)
Total return(g)                              -18.40%         -20.73%          -17.77%          25.12%             NA

                                                    VANGUARD REIT INDEX PORTFOLIO FUND ACCOUNT
                                        -------------------------------------------------------------------

                                                              Year Ended December 31,

                                            2002         2001(b)
                                        ------------  -------------
At end of period:
          Accumulation units (000)               21            10
          Accumulation unit value       $ 11.252063   $ 10.950003
          Net assets (000)              $       240   $       109
Ratio of expenses to
   average net assets(d)                       0.75%         0.75%(e)
Total return(g)                                2.27%         9.13%(f)

                                                  VANGUARD HIGH YIELD BOND PORTFOLIO FUND ACCOUNT
                                        -------------------------------------------------------------------

                                                               Year Ended December 31,

                                            2002         2001(b)
                                        ------------  -------------
At end of period:
          Accumulation units (000)               23            10
          Accumulation unit value       $  9.946870   $  9.869512
          Net assets (000)              $       230   $       103
Ratio of expenses to
   average net assets(d)                       0.75%         0.75%(e)
Total return(g)                                0.22%        -1.67%(f)

                                                     VANGUARD MONEY MARKET PORTFOLIO FUND ACCOUNT
                                  ----------------------------------------------------------------------------------

                                                                 Year Ended December 31,

                                      2002             2001(c)            2000            1999            1998(a)
                                  ------------      ------------      ------------     -----------      ------------
 At end of period:
       Accumulation units (000)           881             1,016               782             276                 1
       Accumulation unit value    $  1.350997       $  1.338044       $  1.293846      $ 1.227534       $  1.178565
       Net assets (000)           $     1,190       $     1,360       $     1,013      $      339       $         1
Ratio of expenses to
   average net assets(d)                 0.75%             0.75%             0.75%           0.75%             0.75%(e)
Total return(g)                          0.47%             2.94%             4.61%           2.65%               NA

                                                    FIDELITY CONTRAFUND(R) PORTFOLIO FUND ACCOUNT
                                  ----------------------------------------------------------------------------------

                                                                Year Ended December 31,

                                      2002            2001 (b)
                                  ------------      ------------
 At end of period:
       Accumulation units (000)            13                 4
       Accumulation unit value    $  8.561012       $  9.515065
       Net assets (000)           $       114       $        42
Ratio of expenses to
   average net assets(d)                 0.75%             0.75%(e)
Total return(g)                        -10.57%            -5.21%(f)

                                                    FIDELITY EQUITY-INCOME PORTFOLIO FUND ACCOUNT
                                  ----------------------------------------------------------------------------------

                                                               Year Ended December 31,

                                      2002             2001(b)
                                  ------------      ------------
 At end of period:
       Accumulation units (000)            23                10
       Accumulation unit value    $  7.771493       $  9.427762
       Net assets (000)           $       175       $        96
Ratio of expenses to
   average net assets(d)                 0.75%             0.75%(e)
Total return(g)                        -18.10%            -6.09%(f)

                                                      FIDELITY DYNAMIC CAP APPRECIATION PORTFOLIO
                                  ----------------------------------------------------------------------------------

                                                                 Year Ended December 31,

                                      2002            2001(b)
                                  ------------      ------------
 At end of period:
       Accumulation units (000)             5                 1
       Accumulation unit value    $  7.809482       $  8.464990
       Net assets (000)           $        37       $         7
Ratio of expenses to
   average net assets(d)                 0.75%             0.75%(e)
Total return(g)                         -8.37%           -15.71%(f)

                                                   SCUDDER CAPITAL GROWTH PORTFOLIO FUND ACCOUNT
                                  ------------------------------------------------------------------------------------

                                                              Year Ended December 31,

                                      2002             2001             2000             1999              1998(a)
                                  ------------     ------------     ------------     ------------      ---------------
 At end of period:
       Accumulation units (000)            22               27               22               12                    1
       Accumulation unit value    $ 16.508497      $ 23.487941      $ 29.346175      $ 32.816021       $    24.448446
       Net assets (000)           $       370      $       636      $       649      $       384       $            3
Ratio of expenses to
   average net assets(d)                 0.75%            0.75%            0.75%            0.75%                0.75%(e)
Total return(g)                        -30.10%          -20.28%          -10.99%           32.82%                  NA

                                                     ALGER AMERICAN GROWTH PORTFOLIO FUND ACCOUNT
                                  ------------------------------------------------------------------------------------

                                                               Year Ended December 31,

                                      2002             2001             2000             1999              1998(a)
                                  ------------     ------------     ------------     ------------      ---------------
 At end of period:
       Accumulation units (000)            47               45               33               15                    -
       Accumulation unit value    $ 17.520609      $ 26.344044      $ 30.100055      $ 35.583778       $    26.806157
       Net assets (000)           $       816      $     1,193      $     1,007      $       546       $            -
Ratio of expenses to
   average net assets(d)                 0.75%            0.75%            0.75%            0.75%                0.75%(e)
Total return(g)                        -33.85%          -12.81%          -15.78%           31.46%                  NA

(a) Variable fund accounts commenced operations August 31, 1998 with the following initial unit values per unit:

USAA Life Growth and Income                                $  16.937712
USAA Life Aggressive Growth                                    9.446371
USAA Life World Growth                                        14.981795
USAA Life Diversified Assets                                  16.007256
USAA Life Income                                              13.766435
Vanguard Equity Index Portfolio                                8.561922
Vanguard Small Company Growth Portfolio                        7.048653
Vanguard International Portfolio                               8.920584
Vanguard Money Market Fund Portfolio                           1.162018
Scudder Capital Growth Portfolio                              18.614844
Alger American Growth Portfolio                               19.521151

(b) Variable fund accounts commenced operations May 1, 2001 with an initial accumulation unit value of $10.00 per unit.
(c) See accompanying Notes to Financial Statements for information on May 1, 2001 fund substitution.
(d) The information for 2002 is based on actual expenses to the policyowner for the period, excluding the expenses of the underlying fund, and charges made directly to policyowner accounts through the redemption of units. Prior years have been restated to exclude the expenses of the underlying fund, and charges made directly to the policyowner accounts through the redemption of units.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(f) Not annualized for periods less than one year.
(g) The AUV total return figures are computed in accordance with a formula prescribed by the Securities and Exchange Commission, which includes deduction of policy charges.

                     INDEPENDENT AUDITORS' REPORT
                     ----------------------------

The Board of Directors
USAA LIFE INSURANCE COMPANY:

We have audited the accompanying consolidated balance sheets of USAA LIFE INSURANCE COMPANY and subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of USAA LIFE INSURANCE COMPANY and subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

                               KPMG LLP

San Antonio, Texas
March 14, 2003

                           USAA LIFE INSURANCE COMPANY

                           Consolidated Balance Sheets

                           December 31, 2002 and 2001

                    (Dollars in Thousands, Except Share Data)

ASSETS                                                   2002             2001
------                                                   ----             ----

Investments:
    Debt securities, at fair value                 $   6,772,929       6,091,920
    Loaned debt securities, at fair value                819,049         495,375
    Equity securities, at fair value                     251,064         226,797
    Loaned equity securities, at fair value                4,364               -
    Mortgage loans                                         2,061           2,379
    Policy loans                                         138,209         139,997
                                                        --------        --------
        Total investments                              7,987,676       6,956,468

Cash and cash equivalents                                 79,041         116,927
Premium balances receivable                                4,890           4,903
Accounts receivable - affiliates                             204              37
Furniture and equipment                                    1,081           2,840
Collateral for securities loaned at fair value           831,657         506,409
Accrued investment income                                106,689         114,890
Deferred policy acquisition costs                        332,620         313,537
Deferred tax                                              47,988          61,023
Reinsurance recoverable                                  677,533         584,691
Other assets                                              20,894          41,718
Separate account assets                                  286,300         378,098
                                                      ----------       ---------
        Total assets                               $  10,376,573       9,081,541
                                                      ==========       =========
LIABILITIES
Insurance reserves                                 $   1,866,596       1,480,882
Funds on deposit                                       6,335,844       5,779,484
Accounts payable and accrued expenses                     51,486          86,151
Accounts payable - affiliates                             21,100          19,815
Payable upon return of securities loaned                 831,657         506,409
Other liabilities                                         99,053          57,007
Separate account liabilities                             286,300         378,098
                                                      ----------      ----------
        Total liabilities                              9,492,036       8,307,846
                                                      ----------      ----------
STOCKHOLDERS' EQUITY
--------------------
Preferred capital stock, $100 par value;
    1,200,000 shares authorized; 800,000
    shares and 700,000 shares issued and
    outstanding at December 31, 2002 and
    2001, respectively                                    80,000          70,000
Common capital stock, $100 par value; 30,000
    shares authorized; 25,000 shares issued
    and outstanding                                        2,500           2,500
Additional paid-in capital                                51,408          61,408
Accumulated other changes in equity from
nonowner sources                                          48,474          13,169
Retained earnings                                        702,155         626,618
                                                       ---------       ---------
        Total stockholders' equity                       884,537         773,695
                                                       ---------       ---------

        Total liabilities and stockholders'
        equity                                      $ 10,376,573       9,081,541
                                                     ===========      ==========

See accompanying notes to consolidated financial statements.

                           USAA LIFE INSURANCE COMPANY

                        Consolidated Statements of Income

                  Years ended December 31, 2002, 2001, and 2000

                             (Dollars in Thousands)

                                                2002         2001        2000
                                                ----         ----        ----
REVENUES
Premiums                                   $  485,248       478,265     428,191
Investment income, net                        473,675       487,715     484,984
Fees, sales, and loan income                   19,465        17,648      16,324
Net realized investment (losses)              (21,144)      (34,299)    (65,989)
Other revenues                                 81,980        68,252      66,682
                                            ----------    ----------   ---------

      Total revenues                        1,039,224     1,017,581     930,192
                                            ----------    ----------   ---------

BENEFITS AND EXPENSES
Losses, benefits, and settlement expenses     653,743       655,869     582,999
Deferred policy acquisition costs              28,331        22,857      24,508
Dividends to policyholders                     52,206        56,081      55,012
Other operating expenses                      175,367       180,914     179,434
                                            ----------    ----------   ---------

      Total benefits and expenses             909,647       915,721     841,953
                                            ----------    ----------   ---------

      Income before income taxes              129,577       101,860      88,239
                                            ----------    ----------   ---------

Federal income tax expense (benefit):
    Current                                    52,088        32,355      35,156
    Deferred                                   (6,039)        2,863      (3,165)
                                            ----------    ----------   ---------

      Total Federal income tax expense         46,049        35,218      31,991
                                            ----------    ----------   ---------

      Net income                           $   83,528        66,642      56,248
                                            ==========    ==========   =========

See accompanying notes to consolidated financial statements.

                           USAA LIFE INSURANCE COMPANY

                 Consolidated Statements of Stockholders' Equity

                  Years Ended December 31, 2002, 2001, and 2000

                             (Dollars in Thousands)


                                                    2002       2001       2000
                                                    ----       ----       ----
Capital
Preferred capital stock                          $ 80,000     70,000     60,000
Common capital stock                                2,500      2,500      2,500
Additional paid-in capital                         51,408     61,408     51,408
                                                  -------    -------    -------
        End of year                               133,908    133,908    113,908
                                                  -------    -------    -------

ACCUMULATED OTHER CHANGES IN EQUITY FROM
    NONOWNER SOURCES, NET OF TAX
Beginning of year                                  13,169    (15,618)   (77,137)
Unrealized gains on securities during year,
    net of income taxes and reclassification
    adjustments                                    35,305     28,787     61,519
                                                  -------    -------   --------
        End of year                                48,474     13,169    (15,618)
                                                  -------    -------   --------
RETAINED EARNINGS
Beginning of year                                 626,618    601,979    563,260
Net income                                         83,528     66,642     56,248
Dividends to stockholders                          (7,991)   (42,003)   (17,529)
                                                  -------   --------   --------

        End of year                               702,155    626,618    601,979
                                                  -------   --------   --------

        Total stockholders' equity               $884,537    773,695    700,269
                                                  =======   ========   ========

SUMMARY OF CHANGES IN EQUITY FROM NONOWNER
    SOURCES
Net income                                       $ 83,528     66,642     56,248
Other changes in equity from nonowner sources,
    net of tax                                     35,305     28,787     61,519
                                                  -------    -------    -------
Total changes in equity from nonowner sources    $118,832     95,429    117,767
                                                  =======    =======    =======

See accompanying notes to consolidated financial statements.

                           USAA LIFE INSURANCE COMPANY

                      Consolidated Statements of Cash Flows

                  Years ended December 31, 2002, 2001, and 2000

                             (Dollars in Thousands)

                                                            2002         2001         2000
                                                             ----         ----         ----
Cash flows from operating activities:
    Net income                                          $   83,528       66,642       56,248
    Adjustments to reconcile net income to net
    cash provided by operating activities:
        Net realized investment losses                      21,144       34,299       65,989
        Interest credited on policyholder deposits         300,973      300,416      292,963
        Increase in deferred policy acquisition costs      (18,318)     (31,196)     (23,459)
        Depreciation and amortization                         (120)      (4,558)      (8,473)
        Deferred income tax expense (benefit)               (6,039)       2,863       (3,165)
        (Increase) decrease in premium balances
          receivable                                            13          283       (2,326)
        (Increase) decrease in accounts receivable-
          affiliate                                           (167)          62          (22)
        Increase in accrued investment income                8,201       (9,484)      (8,976)
        Increase in reinsurance recoverable and
            other assets                                   (61,393)    (120,024)     (87,034)
        Increase in insurance reserves                     187,211      174,936      147,534
        Increase (decrease) in accounts payable and
            accrued expense                                (34,665)       2,932       24,493
        Increase (decrease) in accounts payable-
          affiliates                                         1,285       11,842       (6,253)
        Increase in other liabilities                       31,421        3,651          616
        Other                                               (9,659)      (3,596)      (2,223)
                                                        -----------  -----------  -----------
            Net cash provided by operating activities      503,415      429,068      445,912
                                                        -----------  -----------  -----------
Cash flows from investing activities:
    Proceeds from sales and maturities of
        available-for-sale securities                    2,036,825   1,594,188    1,137,153
    Proceeds from maturities of held-to-maturity
        securities                                               -           -       46,039
    Proceeds from principal collections on investments     340,507     397,397       95,891
    Other investments sold                                     913       1,213        1,186
    Securities purchased - available-for-sale           (3,126,174) (2,353,779)  (1,218,635)
    Other investments purchased                               (586)       (730)      (5,774)
                                                        -----------  -----------  -----------
            Net cash provided by (used in) investing
              activities                                  (748,515)   (361,711)      55,860
                                                        -----------  -----------  -----------
Cash flows from financing activities:
    Deposits to funds on deposit                           524,539     394,599      270,294
    Proceeds from short-term borrowings                     (2,600)      2,600            -
    Issuance of preferred stock                                  -      20,000            -
    Withdrawals from funds on deposit                     (306,734)   (421,240)    (714,873)
    Dividends to stockholders                               (7,991)    (41,977)     (17,529)
                                                        -----------  -----------  -----------
            Net cash provided by (used in) financing
              activities                                   207,214     (46,018)    (462,108)
                                                        -----------  -----------  -----------
        Net increase (decrease) in cash and cash
            equivalents                                    (37,886)     21,339       39,664
        Cash and cash equivalents at beginning of year     116,927      95,588       55,924
                                                        -----------  -----------  -----------
        Cash and cash equivalents at end of year      $     79,041      116,927      95,588
                                                        ===========  ===========  ===========

See accompanying notes to consolidated financial statements.

                    USAA LIFE INSURANCE COMPANY (CONSOLIDATED
                          BREAKOUT OF OTHER CASH FLOWS
                                DECEMBER 31, 2002


ACCOUNT BALANCES                                    2000          2001          2002            02/01
----------------
Insurance Reservces Per B/S (after FAS 113)   1,239,461,925  1,480,882,463  1,866,595,694    385,713,231
FAS 115 PH Reserve #301115                       18,569,565    140,766,308    404,310,492    263,544,184
C/S U/R Gain Liab. PH reserve #301116            10,867,410    (30,148,625)   (54,334,707)   (24,186,082)
PHIR (CMR)                                       25,891,172     27,101,628        475,694    (26,625,934)
Current PHIR Inv. Income (CMR)                   23,057,803     87,511,741     91,419,217      3,907,476
Reinsurance ceded reserve                       475,997,363    559,337,288    658,736,533     99,399,245
Reinsurance Recoverable reserve                 136,889,694    202,650,323    283,912,018     81,261,695


Change Insurance Reservces Per B/S
 (after FAS 113)                                                                             385,713,231  X

Change FAS 115 PH Reserve #301115                                                            239,358,102
Change PHIR (CMR)                                                                            (26,625,934)
Change Current PHIR Inv. Income (CMR)                                                          3,907,476
                                                                                             -----------
                                                                                             216,639,644  Y

Change Reinsurance ceded reserve                                                              99,399,245
Change Reinsurance Recoverable reserve                                                        81,261,695
                                                                                             -----------
                                                                                              18,137,550  Z

                                                                                             187,211,137 (10) X-Y+Z

                           USAA LIFE INSURANCE COMPANY

                           December 31, 2002 and 2001

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


(1) Summary of significant accounting policies
    ------------------------------------------

     (a) Organization
         ------------

         USAA LIFE INSURANCE COMPANY (Life Company) is a wholly owned subsidiary of UNITED SERVICES AUTOMOBILE ASSOCIATION (USAA). Life Company markets individual life insurance policies, annuity contracts, group credit life and accident and health policies, and individual and group accident and health policies primarily to individuals eligible for membership in USAA. Life Company is licensed to do business in all states including the District of Columbia but excluding New York. Life Company has a subsidiary company, USAA Life Insurance Company of New York (Life of New York), licensed to sell life and annuity contracts in that state. Life Company's other subsidiary business, USAA Life General Agency (LGA), offers additional products of other insurance companies requested by USAA membership, which are not sold by Life Company. The consolidated financial statements include the accounts of Life Company and its subsidiaries, (collectively, the Company). All significant intercompany balances and transactions have been eliminated in consolidation.

     (b) Accounting Standards Issued
         ---------------------------

         Effective  January 1, 2001,  the  Company  adopted  the  provisions  of
         Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS Nos. 137 and
         138. The standard  requires  companies to record  derivatives  on their balance sheet at fair value. Changes in the fair value of those derivatives would be reported in earnings or equity from non-owner sources depending on the use of the derivative and whether it qualifies for hedge accounting. The key criterion for hedge accounting is that the hedging relationship must be highly effective in offsetting changes in fair value of assets or liabilities or cash flows. The implementation of SFAS No. 133 did not have a material effect on the Company's financial position or results of operations.

         Effective April 1, 2001, the Company adopted Emerging Issues Task Force
         (EITF) Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interest in Securitized Financial Assets". Under the consensus, investors in certain asset-backed securities are required to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other than temporary decline in value. If the fair value of the asset-backed security has declined below its carrying amount and the decline is determined to be other than temporary, the security is written down to fair value. The adoption of EITF Issue 99-20 did not have an impact on the Company's financial position or results of operations.

         In September 2000, the FASB issued SFAS No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". SFAS No. 140 replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", and rescinds SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125". This statement, which is required to be applied prospectively with certain exceptions, is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001.
         Additionally, this statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The adoption of this statement did not have a material impact on the Company's consolidated financial statements.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


         Effective January 1, 2002, the Company adopted the provisions of FASB SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". The standard addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The standard establishes a single accounting model, based on the framework established in SFAS 121 for long-lived assets to be disposed of by sale, and resolves significant implementation issues related to SFAS
         121. The implementation of SFAS No. 144 did not have a material effect on the Company's financial position, results of operations, or liquidity.

     (c) Investments
         -----------

         All debt securities, including bonds, mortgage-backed securities, and redeemable preferred stocks are classified as available-for-sale and are carried at fair value with unrealized gains or losses (net of related deferred income taxes, deferred policy acquisition costs, and insurance reserves) reflected in stockholders' equity.

         Bonds, at amortized cost of approximately $173,694, and $171,940 were on deposit with various state governmental agencies at December 31, 2002, and 2001, respectively.

         Mortgage-backed securities held at December 31, 2002 and 2001 represent participating interests in pools of long term first mortgage loans originated and serviced by the issuers of the securities. Market interest rate fluctuations can affect the prepayment speed of principal and the yield on the securities.

         All equity securities, which include common and non-redeemable preferred stocks, are classified as available-for-sale. Equity securities are carried at fair value with unrealized gains or losses (net of related deferred income taxes, deferred policy acquisition costs, and insurance reserves) reflected in stockholders' equity.

         Mortgage loans and policy loans are carried at their unpaid principal balances with interest rates ranging from 4.80% to 9.75% at December 31, 2002. Interest is recognized over the life of the note using the interest method. Mortgage loans are collateralized by a first lien on real estate while policy loans are collateralized by the cash surrender value of the related policy.

         Short-term securities, included in cash and cash equivalents, are carried at amortized cost, which approximates fair value.

         Principal or interest payments on debt securities or loans are determined to be uncollectible when they are 90 days past due, and the amounts determined to be uncollectible are written off through the Income Statement. Interest is not accrued on debt securities or loans for which principal or interest payments are determined to be uncollectible.

         Realized gains and losses are included in net income based upon specific identification of the investment sold. When impairment of the value of an investment is considered to be other than temporary, a provision for the write down to estimated net realizable value is recorded. Net realized capital gains (losses) of $(18,077), $25,943, and $1,455 for 2002, 2001 and 2000 respectively, allocable to future policyholder dividends and interest, were deducted from net realized capital gains (losses) and an offsetting amount was reflected in insurance reserves. Amortization of bond premium or discount is calculated using the scientific (constant yield) interest method.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


(d) Cash and cash equivalents
    -------------------------

         For purposes of the consolidated statement of cash flows, all highly liquid marketable securities that have a maturity date at purchase of three months or less and money market mutual funds are considered to be cash equivalents. At December 31, 2002 and 2001, cash includes $414 and $41, respectively, of separate account purchases awaiting reinvestment. These funds are restricted from the Company's use.

(e) Federal income taxes
    --------------------

         Life Company and its subsidiaries are included in the consolidated federal income tax return filed by USAA. Taxes are allocated to the separate companies of USAA based on a tax allocation agreement, whereby companies receive a current benefit to the extent their losses are utilized by the consolidated group. Separate company current taxes are the higher of taxes computed at a 35% rate on regular taxable income or taxes computed at a 20% rate on alternative minimum taxable income adjusted for any consolidated benefits allocated to the companies based on the use of separate company losses within the group.

         Deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred income taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

     (f) Fair value of financial instruments
         -----------------------------------

         The fair value estimates of the Company's financial instruments were made at a point in time, based on relevant market information and information about the related financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holding of a particular financial instrument. In addition, the tax ramifications related to the effect of fair market value estimates have not been considered in the estimates.

     (g) Use of estimates
         ----------------

         The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (GAAP), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (h) Deferred policy acquisition costs
         ---------------------------------

         Policy acquisition costs, consisting primarily of certain underwriting and selling expenses, are deferred and amortized. Traditional individual life and health acquisition costs are amortized in proportion to anticipated premium income after allowing for lapses and terminations. The period for amortization is 20-30 years, but not to exceed the life of the policy.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

         Acquisition costs for universal life and annuity policies are amortized in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins. The amortization period for universal life policy deferred acquisition costs is 20 years. The period for amortization for annuities deferred acquisition costs is either 20 or 30 years.

         Deferred policy acquisition costs are reviewed by line of business to determine that the unamortized portion does not exceed the present value of anticipated gross profits or the sum of the present value of expected gross premiums and the reserves held, less the present value of expected future benefits.

     (i) Insurance reserves
         ------------------

         Included in insurance reserves are traditional life and health products and payout annuities with life contingencies. Traditional life and individual health reserves are computed using a net level premium method and are based on assumed or guaranteed investment yields and assumed rates of mortality, morbidity, withdrawals, expenses and anticipated future policyholder dividends. Payout annuity reserves are computed by discounting future payments at rates based on assumed or guaranteed investment yields and mortality. These assumptions vary by such characteristics as plan, year of issue, policy duration, date of receipt of funds and may include provisions for adverse deviation.

     (j) Funds on deposit
         ----------------

         Funds on deposit are liabilities for universal life policies, payout annuities without life contingencies and deferred annuities. These liabilities are determined following the "retrospective deposit" method and consist principally of policy account balances before applicable surrender charges.

     (k) Insurance revenues and expenses
         -------------------------------

         Premiums on traditional life insurance products and accident and health contracts are recognized as revenues as they become due. Benefits and expenses are matched with premiums in determining net income through the holding of reserves that provide for policy benefits and amortization of acquisition costs over the lives of the policies. Universal life policy and investment annuity contract revenues consist of investment earnings and policy charges for the cost of insurance, policy administration, and surrender charges assessed during the period. Expenses for these policies and contracts include interest credited to policy account balances, benefit claims incurred in excess of policy account balances, and administrative expenses. The related deferred policy acquisition costs are amortized in relation to the present value of expected gross profits from surrender charges, investment, mortality, and expense margins.

     (l) Participating business
         ----------------------

         Certain life insurance policies contain dividend payment provisions, which enable the policyholder to participate in the earnings of the life insurance operations. The participating insurance in force accounted for 5% of the total life insurance in force at both December 31, 2002, and December 31, 2001.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


         Participating policies accounted for 14%, 16%, and 18% of the premium income in 2002, 2001, and 2000, respectively. The provision for policyholders' dividends is based on benefit reserves and a future dividend liability based on the current dividend scales.

         The  Company   guarantees  to  pay  dividends  in  aggregate,   on  all
         participating policies issued after December 31, 1983, in the total amount of $19,796 in 2003.

         Income attributable to participating policies in excess of policyholder dividends is restricted by several states for the benefit of participating policyholders of those states, otherwise income in excess of policyholder dividends is accounted for as belonging to the stockholders.

    (m)  Reclassifications
         -----------------

         Certain reclassifications of prior period amounts have been made to conform with the current year's presentation.


(2)  Basis of accounting
     -------------------

     The Company prepares separate statutory financial statements in accordance with accounting practices prescribed or permitted by the insurance departments of the states of Texas and New York. Prior to the adoption of Codification of Statutory Accounting Principles (SAP) by the insurance departments of the states of Texas and New York on January 1, 2001, prescribed statutory accounting practices included a variety of publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The NAIC adopted SAP in March 1998. The Texas Department of Insurance and New York State Insurance Department adopted SAP in its entirety, except as provided in Title 28 Part 1 Chapter 7 Subchapter A Rule 7.18, "NAIC Accounting Practices and Procedures Manual" (Rule 7.18), of the Texas Administrative Code and in Regulation 172, "Financial Statement Filings and Accounting Practices and Procedures" (Reg. 172), respectively. The adoption of SAP resulted in an increase in statutory surplus of approximately $34,113.

     These consolidated financial statements have been prepared on the basis of GAAP, which differs from the statutory basis of accounting followed in reporting to insurance regulatory authorities. Reconciliation of statutory net income and capital and surplus, as determined using statutory accounting principles, to the amounts included in the accompanying consolidated financial statements, are as follows:


                                                                    2002          2001       2000
                                                                    ----          ----       ----

Statutory net income                                         $     60,761        47,809      72,901
Gain (loss) on sale of investments                                 15,496       (22,135)    (34,800)
Deferred policy acquisitions costs                                 18,246        31,526      23,809
Tax adjustments                                                     4,692                     3,176
                                                                                 (2,863)
Participating policyholder earnings (loss)                            119                    (2,032)
                                                                                    (73)
Insurance reserves and other                                       (15,786)      12,378      (6,806)
                                                                   -------     --------    --------
            GAAP net income                                  $      83,528       66,642      56,248
                                                                  ========     ========    ========

                                                                                        (Continued)

                                   USAA LIFE INSURANCE COMPANY

                           Notes to Consolidated Financial Statements

                                     (Dollars in Thousands)

Statutory capital and surplus                                $     601,853     584,857      528,830
Increases (decreases):
    Deferred policy acquisition costs                              332,620     313,537      282,938
    Federal income taxes                                            21,853      34,787       79,348
    Asset valuation reserve                                         32,705      26,365       51,877
    Participating policyholder liability                            (7,040)     (7,223)      (7,111)

    Policyholder reserve and funds                                 (93,636)    (99,166)     (95,792)

    Deferred and uncollected premiums                             (133,637)   (103,741)     (87,993)
    Investment unrealized gain (loss) adjustments:
        Investment valuation difference                            482,501     161,458       (6,579)
        Policyholder accounts and other assets                    (336,164)   (110,618)     (29,437)
    Other adjustments                                              (16,518)    (26,561)     (15,812)
                                                                   -------     --------    --------

            GAAP capital and surplus                         $     884,537     773,695      700,269
                                                                   =======     =======      =======


(3)  Investments
     -----------

     The  amortized  cost,   estimated  fair  values,  and  carrying  values  of
     investments in debt and equity securities classified as available-for-sale as of December 31, 2002 are as follows:

                                                                              Available-for-Sale
                                                    ---------------------------------------------------------------------
                                                                     Gross         Gross       Estimated
                                                     Amortized     Unrealized   Unrealized        Fair         Carrying
                                                        Cost         Gains        Losses         Value          Value
                                                    ---------------------------------------------------------------------
    Debt securities
    ---------------
    U.S. Treasury securities and obligations of
        U.S. Government corporations                $      4,691          398             -          5,089         5,089
        and  agencies
    Obligations of states and political                   89,624        4,321             -         93,945        93,945
    subdivisions
    Debt securities issued by foreign
         governments and corporations                    174,743        8,326       (1,440)        181,629       181,629
    Mortgage-backed securities                         2,109,009      126,577         (728)      2,234,858     2,234,858
    Corporate securities                                              370,682      (31,770)      5,010,538     5,010,538
                                                       4,671,626
    Redeemable preferred stock                            65,476          814         (371)         65,919        65,919
                                                       ---------      -------      -------       ---------     ---------

             Total debt securities                  $  7,115,169      511,118      (34,309)      7,591,978     7,591,978
                                                       =========      =======      =======       =========     =========


    Equity securities
    -----------------

    Common stock                                    $    304,011            -      (54,335)        249,676       249,676
    Non-redeemable preferred stock                         5,715           37             -          5,752         5,752
                                                       ---------      -------      -------       ---------     ---------
             Total equity securities                $    309,726           37      (54,335)        255,428       255,428
                                                       =========      =======      =======       =========     =========

                                                                                                             (Continued)

                                   USAA LIFE INSURANCE COMPANY

                           Notes to Consolidated Financial Statements

                                     (Dollars in Thousands)

     The  amortized  cost,   estimated  fair  values,  and  carrying  values  of investments in debt and equity securities classified as available for sale as of December 31, 2001 were as follows:

                                                                              Available-for-Sale
                                                    ---------------------------------------------------------------------
                                                                     Gross         Gross       Estimated
                                                     Amortized     Unrealized   Unrealized        Fair         Carrying
                                                        Cost         Gains        Losses         Value          Value
                                                   ---------------------------------------------------------------------

    Debt securities
    ---------------

    U.S. Treasury securities and obligations of
        U.S. Government corporations and            $      3,529          369            -         3,898         3,898
    agencies
    Obligations of states and political                   37,192          946            -        38,138        38,138
    subdivisions
    Debt securities issued by foreign
        governments and corporations                     309,153        9,494      (1,492)       317,155       317,155
    Mortgage-backed securities                           991,016       26,139      (2,898)     1,014,257     1,014,257
    Corporate securities                               5,086,498      166,894     (39,545)     5,213,847     5,213,847
                                                       ---------      -------      ------      ---------     ---------
             Total debt securities               $     6,427,388      203,842     (43,935)     6,587,295     6,587.295
                                                       =========      =======      ======      =========     =========

    Equity securities
    -----------------

    Common stock                                 $       251,130            -     (30,149)       220,981       220,981
    Non-redeemable preferred stock                         5,970            -        (154)         5,816         5,816
                                                       ---------      -------      ------      ---------     ---------

             Total equity securities             $       257,100            -     (30,303)       226,797       226,797
                                                       =========      =======      ======      =========     =========


     The amortized cost and estimated fair values of debt securities classified  as  available-for-sale at December 31,
     2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations.

                                                                          Available-for-Sale
                                                                       -------------------------
                                                                                      Estimated
                                                                         Amortized      Fair
                                                                            Cost        Value
                                                                       -------------  ----------

    Due in one year or less                                            $    424,421     431,167
    Due after one year through five years                                 1,536,750   1,637,148
    Due after five years through ten years                                1,954,580   2,121,262
    Due after ten years                                                   1,090,409   1,167,543
                                                                          ---------   ---------
                                                                          5,006,160   5,357,120
    Mortgage-backed securities                                            2,109,009   2,234,858
                                                                         ----------   ---------
                                                                       $  7,115,169   7,591,978
                                                                         ==========   =========

     Proceeds from sales of available-for-sale debt securities during 2002, 2001, and 2000 were
     $1,500,037, $1,381,444, and $995,947, respectively.  Gross gains and losses of $50,848 and
     $58,737, respectively, for 2002, $25,832 and $21,651, respectively, for 2001, and  $10,472 and $65,470, respectively, for 2000, were realized on those sales.

                                                                     (Continued)

                          USAA LIFE INSURANCE COMPANY

                    Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

     Included in such realized investment losses on the consolidated statement of income are other than temporary write-downs of debt securities of $978, $0, and $10,033 for 2002, 2001, and 2000, respectively.

     Proceeds from sales of equity securities during 2002, 2001, and 2000 were $50,593, $64,640, and $573, respectively. Gross gains and losses of $0 and $34,813, respectively, for 2002, $11,068 and $0, respectively, for 2001 and $67, and $70, respectively, for 2000 were realized on those sales.

     Gross investment income during 2002, 2001, and 2000 was $479,345, $494,179, and $490,890, respectively, and consists primarily of interest income on fixed maturity securities. Investment expenses were $5,670, $6,464, and $5,906 for 2002, 2001, and 2000, respectively.

     Life Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial cash collateral is required at a rate of 102% of the market value of a loaned security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income or used for operations. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates.

     At December 31, 2002 and 2001, net unrealized investment gains of $349,976 and $110,618, respectively, were allocated to insurance reserves for participating life insurance policies and interest sensitive contracts. In addition net unrealized losses of $912 and $146 were allocated against deferred policy acquisition costs in 2002 and 2001, respectively.


(4)  Federal income tax
     ------------------

     The expected statutory federal income tax amounts for the years ended December 31, 2002, 2001, and 2000 differ from the actual tax amounts as follows:

                                                                2002         2001           2000
                                                                ----         ----           ----

    Income before income taxes                            $   129,577       101,860         88,239
                                                              =======       =======         ======

    Federal income tax expense at 35% statutory rate           45,352        35,651         30,884

    Increase (decrease) in tax resulting from:
       Dividends received deductions                             (157)         (540)          (189)
       Tax credits                                                (53)         (112)          (556)
       Other, net                                                 907           219          1,852
                                                              -------       -------         ------
             Federal income tax expense                   $    46,049        35,218         31,991
                                                              =======       =======         ======


     Deferred income tax expense or benefit for the years ended December 31, 2002, 2001, and 2000 was primarily attributable to differences between the valuation of assets and insurance liabilities for financial reporting and tax purposes.

                                                                     (Continued)

                          USAA LIFE INSURANCE COMPANY

                    Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

     The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 are presented below:

                                                                                              2002          2001
                                                                                              ----          ----

    Deferred tax assets:
       Insurance reserves                                                            $      147,407       124,969
       Accounts payable and accrued expenses                                                  2,686         8,924
       Policyholder dividends                                                                 4,347         4,909
       Other, net                                                                             3,488         2,972
                                                                                        -----------       -------

             Total gross deferred tax assets                                                157,928       141,774


    Deferred tax liabilities:
       Investments                                                                            8,650         7,276
       Depreciable assets                                                                      (456)          729
       Deferred policy acquisition costs                                                     53,116        51,539
       Other, net                                                                            22,923        14,510
                                                                                        -----------       -------

             Total gross deferred tax liabilities                                            84,233        74,054
                                                                                        -----------       -------

    Deferred tax asset (liability) on net unrealized gain (loss) on investments             (25,707)       (6,697)
                                                                                        -----------       -------
             Net deferred tax asset                                                  $       47,988        61,023
                                                                                        ===========       =======

     Management believes that the realization of the deferred tax asset is more likely than not based on the expectation that such benefits will be utilized in the future consolidated tax returns of the USAA group.

     At December 31, 2002, other liabilities includes federal income tax payable of $10,625 and in 2001 other assets includes federal income tax receivable of $7,523.

     Aggregate cash payments to USAA for income taxes were $31,221, $35,004, and $32,988 for Life Company and $2,719, $1,554, and $956 for its subsidiaries during the years ended December 31, 2002, 2001, and 2000, respectively.


                                       13
                                                                     (Continued)

                          USAA LIFE INSURANCE COMPANY

                    Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


     Detailed tax amounts for items of total nonowner changes in equity are as follows:

                                                                           Before-         Tax
                                                                             Tax        (Expense)      Net-of-Tax
                                                                           Amount       or Benefit       Amount
                                                                         ----------    -----------    ------------
     FOR THE YEAR ENDING DECEMBER 31, 2000

     Unrealized gains on securities:
        Unrealized holding gains arising during year                   $     69,788      (24,426)          45,362
        Less: reclassification adjustment for losses realized in             24,857       (8,700)          16,157
        income                                                               ------       ------          -------
            Net unrealized gains from securities                             94,645      (33,126)          61,519
                                                                             ------      -------          -------

               Other changes in equity from nonowner sources           $     94,645      (33,126)          61,519
                                                                             ======      =======          =======

     FOR THE YEAR ENDING DECEMBER 31, 2001

     Unrealized gains on securities:
        Unrealized holding gains arising during year                   $    28,759        (10,066)         18,693
        Less: reclassification adjustment for losses realized in            15,529         (5,435)         10,094
        income                                                            --------         ------          ------
            Net unrealized gains from securities                            44,288        (15,501)         28,787
                                                                          --------         ------          ------

               Other changes in equity from non-owner sources          $    44,288        (15,501)         28,787
                                                                          ========         ======          ======

     FOR THE YEAR ENDING DECEMBER 31, 2002

     Unrealized gains on securities:
        Unrealized holding gains arising during year                   $    67,150        (23,502)         43,648

        Less: reclassification adjustment for gains realized in            (12,835)         4,492          (8,343)
        income                                                            --------         ------          ------
            Net unrealized gains from securities                            54,315        (19,010)         35,305
                                                                          --------         ------          ------
               Other changes in equity from non-owner sources          $    54,315        (19,010)         35,305
                                                                          ========         ======          ======

                                            14
                                                                                                     (Continued)

                          USAA LIFE INSURANCE COMPANY

                    Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


(5) Fair value of financial instruments
    -----------------------------------

     The following tables present the carrying values and estimated fair values of the Company's financial instruments at December 31. SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties.

                                                                     2002                      2001
                                                            ------------------------  ------------------------
                                                             Carrying      Fair        Carrying      Fair
                                                              Value        Value        Value        Value
                                                            ------------------------  ------------------------
Financial assets:
    Cash and cash equivalents                                  79,041       79,041      116,927       116,927                  $
    Debt securities                                         7,591,978    7,591,978    6,587,295    6,587,295
    Equity securities                                         255,428      255,428      226,797      226,797
    Mortgage loans                                              2,061        1,892        2,379        2,226
    Policy loans                                              138,209      138,209      139,997      139,997
    Premium balances receivable                                 4,890        4,890        4,903        4,903
    Accounts receivable - affiliates                              204          204           37           37
    Collateral for securities loaned                          831,657      831,657      506,409      506,409
    Accrued investment income                                 106,689      106,689      114,890      114,890
    Separate account                                          286,300      286,300      378,098      378,098

Financial liabilities:
    Deferred annuities and annuities without life           4,147,175    4,147,175    3,725,116    3,725,116
contingencies
    Policyholder dividend accumulations                        35,198       35,198       34,309       34,309
    Policy dividends declared but unpaid                       28,124       28,124       30,993       30,993
    Accounts payable and accrued expenses                      51,486       51,486       86,151       86,151
    Accounts payable - affiliates                              21,100       21,100       19,815       19,815
    Payable upon return of securities loaned                  831,657      831,657      506,409      506,409
    Separate account                                          286,300      286,300      378,098      378,098


     All carrying values are included in the balance sheet under the indicated captions, except for deferred annuities and annuities without life contingencies, and policyholder dividend accumulations, both of which are included in funds on deposit, and policy dividends declared but unpaid which are included in other liabilities.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     Cash and cash equivalents: The carrying value of cash and cash equivalents approximates fair value because of the short maturity.

     Debt and equity securities: The fair market values for bonds and stocks are determined using quoted market prices from Merrill Lynch Pricing Services, Bloomberg Services or individual brokers.

                                       15
                                                                     (Continued)

                          USAA LIFE INSURANCE COMPANY

                    Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


     Mortgage loans: The fair value of mortgage loans are estimated by discounting the future cash flows using interest rates currently being offered for mortgage loans with similar characteristics and maturities.

     Policy loans: In the Company's opinion, the book value of the policy loans approximates their fair value. Policy loans are shown on the financial statements at the aggregate unpaid balance, and carry interest rates ranging from 4.8% to 7.4% in advance.

     Premium balances receivable: The recorded amount for premiums receivable approximates fair value because only a slight percentage of total policies issued by the Company lapse.

     Accounts receivable and payable - affiliates: The carrying value of the accounts receivable and accounts payable for affiliates approximates its fair value because of the short-term nature of the obligations.

     Collateral for securities loaned and payable upon return of securities loaned: The carrying value of collateral for securities loaned and payable upon return of securities loaned approximates fair value because of the short maturity of the collateral.

     Accrued investment income: The accrued amount of investment income approximates its fair value because of the quality of the Company's investment portfolio combined with the short-term nature of the collection period.

     Deferred annuities and annuities without life contingencies: The fair value of the deferred annuities is equal to the current accumulated value without anticipation of any applicable surrender charges, which approximates the carrying value. The fair value of annuities without life contingencies is estimated as the commuted value of the annuity.

     Policyholder dividend accumulations: The fair value of policy holder dividend accumulations is estimated using the book value less a percentage of accrued interest anticipated to be forfeited as a result of policy cancellations. Estimated annual interest to be forfeited is not material.

     Policy dividends declared but unpaid: The carrying value of policy dividends declared but unpaid approximates the fair value because the carrying value reflects anticipated forfeitures as a result of policy cancellations. Estimated annual interest to be forfeited is not material.

     Accounts payable and accrued expenses: The fair value of accounts payable and accrued expenses approximates its carrying value because of the short-term nature of the obligations.

     Separate account assets and liabilities: The separate account assets reflect the net asset value of the underlying mutual funds, therefore, carrying value is considered fair value. The separate account liabilities are reflected at the underlying balances due to the contract holders, without consideration for applicable surrender charges, if any.


                                       16
                                                                     (Continued)

                          USAA LIFE INSURANCE COMPANY

                    Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


(6)  Borrowings
     ----------

     The Company has no borrowing activity outside of the agreements described in Note 7 "Transactions with affiliates."


(7)  Transactions with affiliates
     ----------------------------

     Certain services have been contracted from USAA and its affiliates, such as rental of office space, utilities, mail processing, data processing, printing, and employee benefits. USAA allocates these and other expenses to affiliates for administrative services performed by them. The contracted services and allocations are based upon various formulas or agreements with the net amounts included in expenses. The aggregate amount of such contracted services for Life Company and its affiliates was $117,742, $115,389, and $164,572 for 2002, 2001, and 2000, respectively.

     The Company has an agreement with USAA Investment Management Company regarding the reimbursement of costs for investment services provided. The aggregate amount of the USAA Investment Management Company contracted services was $5,651, $6,433 and $5,866 for 2002, 2001, and 2000,
     respectively.

     Life Company also received premium and annuity considerations from USAA of $9,259, $6,415, and $5,780 in 2002, 2001, and 2000, respectively, representing amounts received for structured settlements issued to claimants of USAA and for group insurance on USAA employees.

     Life Company provides credit life and disability insurance to members of the USAA Federal Savings Bank (USAA FSB) through an insurance arrangement with USAA FSB. Total credit life and disability premiums were $6,708, $6,468, and $5,732 in 2002, 2001 and 2000, respectively.

     Life Company has intercompany funding agreements with USAA Capital Corporation (CAPCO) and USAA Funding Company (FUNDCO) that provide for borrowing up to $50,000 at any one time on an unsecured basis. Borrowings are intended to be short-term (less than 270 days) and to be used for liquidity purposes. Interest rates on borrowings are based upon CAPCO's or FUNDCO's external cost of obtaining funds. As of December 31, 2002, 2001, and 2000, Life Company had $0, $2,600 and $0 liability for borrowed money. Life Company had short-term borrowings totaling $0, $53,918, and $0 in 2002, 2001, and 2000, respectively, through the use of these funding agreements. The maximum amount outstanding under such short-term borrowings by Life Company at any time during 2002, 2001, and 2000 was $0, $23,000, and $0, respectively. The interest associated with these intercompany funding agreements was $0, $10, and $0 in 2002, 2001, and 2000, respectively.

     Life Company has intercompany lending agreements with CAPCO and FUNDCO. Life Company is authorized to loan excess funds under guidelines established with the Texas Department of Insurance. The Company loaned $0, $6,800, and $0 during 2002, 2001, and 2000, respectively. There were no note receivables outstanding at December 31, 2002, 2001, and 2000. Interest income associated with these lending agreements was $0, $9, and $0 in 2002, 2001, and 2000, respectively.

     The Company purchased securitized notes created by USAA FSB. The notes were purchased on the open market through a third-party broker. The Company had $76,450, $68,618, and $37,200 of securitized notes at carrying value created by USAA FSB at December 31, 2002, 2001, and 2000, respectively.

                                       17
                                                                     (Continued)

                          USAA LIFE INSURANCE COMPANY

                    Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


     Life of New York has an intercompany funding agreement with CAPCO that provides for aggregate borrowings outstanding at any one time that shall not exceed an amount equal to 5 percent of Life of New York's prior year admitted assets. Life of New York did not borrow any money through the use of these funding agreements during 2002, 2001, or 2000.


(8)  Reinsurance
     -----------

     The Company is party to several reinsurance treaties. Life Company's general policy is to reinsure that portion of any risk in excess of $600 with a $100 corridor on the life of any one individual. However, in 1997 Life Company entered into certain reinsurance treaties that are based on a first dollar quota share pool. Life Company retains 10% of the risk on each life policy up to the normal $600 retention and the remaining 90% is ceded to a coinsurance pool that is placed with a number of reinsurers on a quota share basis. Once Life Company's retention has been reached, the quota share pool reinsures all of the risk above Life Company's retention. Life of New York's general policy is the same except that they reinsure that portion of any risk in excess of $200 on the life of any one individual.

     Life Company cedes Bank Owned Life Insurance (BOLI) business through two reinsurance treaties, one Yearly Renewable Term (YRT) and one Coinsurance treaty, both of which are with one reinsurer on a first dollar basis, with Life Company retaining 50% of the business under the coinsurance arrangement. Assets backing the coinsurance reserves held by the reinsurer are held in a trust by the reinsurer. This trust arrangement should reduce the credit risk associated with the high reserve liability held by the reinsurer for Life Company.

     Although the ceding of reinsurance does not discharge the Company from its primary legal liability to a policyholder, the reinsuring company assumes responsibility to reimburse the Company for the related liability.

     Life insurance in force in the amounts of $4,817,402, $5,051,994 and $5,161,519 is ceded on a yearly renewable term basis and $66,414,798, $49,794,678 and $37,080,679 is ceded on a coinsurance basis at December 31, 2002, 2001, and 2000, respectively.

     Reinsurance amounts recoverable related to insurance reserves, funds on deposit, and paid losses totaled $668,118 and $576,141 at December 31, 2002, and 2001, respectively. Premium revenues and interest credited to policyholders were reduced by $140,041, $113,853 and $104,622 for reinsurance premiums ceded during the years ended December 31, 2002, 2001, and 2000, respectively. Losses, benefits and settlement expenses were reduced by $114,812, $101,813 and $91,618 for reinsurance recoverables during the years ended December 31, 2002, 2001, and 2000, respectively.

     Life Company assumes business through various assumption agreements, with most of the business assumed on a yearly renewable term basis. Such premium amounts were not significant in 2002, 2001, and 2000.


                                       18
                                                                     (Continued)

                          USAA LIFE INSURANCE COMPANY

                    Notes to Consolidated Financial Statements

                             (Dollars in Thousands)



(9) Deferred policy acquisition costs and future policy benefits
    ------------------------------------------------------------

    Deferred policy acquisitions costs and premiums are summarized below:

                                                                   Accident
                                             Life      Annuity     and Health    Total
                                         ----------- ----------- -------------  ---------
    Balance at
    December 31, 1999                    $ 184,840      60,131        22,143    267,114
                                           -------      ------        ------    -------

        Additions                           31,925       9,279         6,763     47,967
        Amortization                       (16,272)     (4,375)       (3,861)   (24,508)
        Fair value adjustment                  652      (8,287)            -     (7,635)
                                           -------      ------        ------    -------
        Net changes                         16,305      (3,383)        2,902     15,824
                                           -------      ------        ------    -------
    Balance at
    December 31, 2000                      201,145      56,748        25,045    282,938
                                           -------      ------        ------    -------

        Additions                           36,970      11,460         5,623     54,053
        Amortization                       (13,721)     (2.466)       (6,670)   (22,857)
        Fair value adjustment                 (607)         10            -        (597)
                                           -------      ------        ------    -------
        Net change                          22,642       9,004        (1,047)    30,599

    Balance at
    December 31, 2001                      223,788      65,752        23,998    313,537
                                           -------      ------        ------    -------

        Additions                           33,692       9,502         3,455     46,649
        Amortization                       (15,979)     (2,105)      (10,248)   (28,332)
        Fair value adjustment                  288         478             -        766
                                           -------      ------        ------    -------
        Net change                          18,001       7,875        (6,793)    19,083
                                           -------      ------        ------    -------
    Balance at
    December 31, 2002                    $ 241,789      73,627        17,205    332,620
                                           =======      ======       =======    =======
    2000 Premiums                        $ 296,640      10,626       120,925    428,191
                                           =======      ======       =======    =======
    2001 Premiums                        $ 312,972      16,830       148,463    478,265
                                           =======      ======       =======    =======
    2002 Premiums                        $ 322,485      27,356       135,407    485,248
                                           =======      ======       =======    =======

                                                                     (Continued)

                          USAA LIFE INSURANCE COMPANY

                    Notes to Consolidated Financial Statements

                             (Dollars in Thousands)



     The liabilities for future policy benefits and related insurance in force at December 31, 2002 and 2001 are summarized below:

                                                            Future Policy

                                                              Benefits
                                                       -------------------------
                                                          2002           2001
                                                          ----           ----
     Life and annuity:
     Individual                                      $   1,786,341     1,401,140
     Group                                                   6,837         5,523
                                                       -----------    ----------
        Total life and annuity                       $   1,406,663     1,793,178
                                                       ===========    ==========

        Accident and health                          $      73,418        74,219
                                                       ===========    ==========

                                                          Insurance in Force
                                                       -------------------------
                                                          2002           2001
                                                          ----           ----
     Life and annuity:
     Individual                                      $  64,814,140    64,934,370
     Credit life                                           824,306       716,520
     Group                                               2,581,568     2,618,975
                                                       -----------    ----------
             Total life and annuity                  $  68,220,014    68,269,865
                                                       ===========    ==========

     Life Insurance and Annuities:

     Interest assumptions used in the calculation of future policy benefits for Traditional Life Policies are as follows:

     Participating term                                     9.28%
     Participating permanent                                6.75% to 9.16%
     Non - Participating term                               6.00% to 8.91%
     Non - Participating permanent                          6.09% to 7.09%

     Future policy benefits for Payout Annuities use the original pricing interest rates.

     Mortality and lapse assumptions are based on the Company's experience.

     Health Insurance:

     Interest assumptions used for future policy benefits on the health policies are calculated using a level interest rate of 6%.

     Morbidity for Income Replacement policies for active lives is based on a modified 1985 CIDA and for disabled lives is based on the 1985 CIDA. Morbidity for In Hospital Cash policies is based on the 1966-67 Intercompany Experience table.

     The Active Life Reserves for Issue Age Standardized Medicare Supplement Plans, Attained Age Standardized Medicare Supplement Plans, and TRICARE Supplement Plans are valued on a net level basis using 6% interest, and each uses different modifications of 1994 Tillinghast claim costs.

     Termination assumptions are based on Life Company and industry experience.

                                                                     (Continued)

                          USAA LIFE INSURANCE COMPANY

                    Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


(10) Capital stock
     -------------

     The Company has outstanding 600,000 shares of Annually Adjustable Cumulative Perpetual Preferred Stock, 100,000 shares each of Series A, Series B, Series C, Series D, Series E, and Series F issued at $100 (not in thousands) par value. During 2001, the Company issued 100,000 shares of Series G Annually Adjustable Noncumulative Perpetual Preferred Stock at $100 (not in thousands) par value plus $10,000 of additional paid-in capital. During 2002, the Company revised the previous issuance of Series G Annually Adjustable Noncumulative Perpetual Preferred Stock. The original additional paid-in capital of $10,000 was applied towards the issuance of an additional 100,000 shares at $100 (not in thousands) par value. To date, there has been a total issuance of 200,000 shares of Series G annually Adjustable Noncumulative Perpetual Preferred Stock at $100 (not in thousands) par value. All of the preferred stock is owned by FUNDCO. No other stock ranks Senior to the Series A through G preferred stock. The dividend rate for the Series A through F preferred stock is equal to 65% of the cost of the funds for CAPCO on Commercial paper having a 180-day maturity on the first business day of each dividend period. The dividend rate for the Series G preferred stock is 6.16% through December 15, 2006 when the rate will reset using the five-year treasury rate plus 1.75%. The preferred stock has a liquidation value of $100 (not in thousands) per share. The preferred stock shares are redeemable at the option of the Company for cash, in whole or in part, on the 15th day of each December for Series A and Series B and on the 15th day of each June for Series C, Series D, Series E, Series F, and Series G at par value plus accrued and unpaid dividends. Preferred stock dividends of $1,991, $1,977, and $2,529 were paid in 2002, 2001, and 2000, respectively and $73, $114, and $113 were accrued for each year after the last payments on December 15, 2002, 2001, and 2000, respectively.

     The Company has authorized 30,000 shares of common capital stock, $100 (not in thousands) par value, of which 25,000 shares were issued and outstanding at December 31, 2002, 2001, and 2000. Dividends of $6,000, $40,000, and
     $15,000 were paid in cash on the common stock during 2002, 2001, and 2000, respectively, as well as a $25 non-cash dividend during 2001.


(11) Unassigned surplus and dividend restrictions
     --------------------------------------------

     Texas law limits the payment of ordinary dividends to shareholders. The maximum ordinary dividend that may be paid without prior approval of the Insurance Commissioner is limited to the greater of net gain from operations of the preceding calendar year or 10% of capital and surplus as of the prior December 31, less any dividends made within the preceding 12 months. As a result, ordinary dividend payments to shareholders are limited to approximately $85,768 in 2003. Dividends are paid as determined by the Board of Directors and at its discretion.

     The Texas Department of Insurance imposes minimum risk-based capital (RBC) requirements on insurance companies that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Life Company's and its subsidiaries' current statutory capital and surplus are in excess of the threshold RBC requirements.

                                                                     (Continued)

                          USAA LIFE INSURANCE COMPANY

                    Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


(12) Business segments
     -----------------

     The significant business segments of the Company are life insurance, annuity products, and health insurance that are marketed primarily to individuals eligible for membership in USAA. The life insurance segment offers universal life, whole life, term, and other individual coverages. The annuity segment offers both fixed and variable annuity products. The health segment offers individual and group supplement accident and health policies.

     The following table shows total revenues, income before income taxes, and total assets for these segments as of and for the years ended December 31, 2002, 2001, and 2000:

                                                          2002         2001         2000
                                                          ----         ----         ----
    Revenues:
    Premiums
         Life                                        $    322,485      312,972      296,640
         Annuity                                           27,356       16,830       10,626
         Health                                           135,407      148,463      120,925
                                                        ---------    ---------     --------
                                                          485,248      478,265      428,191
                                                        ---------    ---------     --------

    Investment income, net:
         Life                                             180,598      201,270      198,093
         Annuity                                          288,691      282,037      282,882
         Health                                             4,386        4,408        4,009
                                                        ---------    ---------     --------
                                                          473,675      487,715      484,984
                                                        ---------    ---------     --------

    Realized capital gains (losses), net:
         Life                                              (9,748)     (10,190)     (16,067)
         Annuity                                           11,396)     (24,109)     (49,922)
         Health                                                 -            -            -
                                                        ---------    ---------     --------
                                                          (21,144)     (34,299)     (65,989)
                                                        ---------    ---------     --------

    Fees, sales, loan income and other revenues:
         Life                                              64,516       53,157       49,237
         Annuity                                           18,177       15,947       17,231
         Health                                            18,752       16,796       16,538
                                                        ---------    ---------     --------
                                                          101,445       85,900       83,006
                                                        ---------    ---------     --------

         Total revenues:                             $  1,039,224    1,017,581      930,192                             $
                                                       ==========    =========     ========

    Income before income taxes:
         Life                                        $     87,324       94,809      107,483                             $
         Annuity                                           37,842       18,139       (1,664)
         Health                                             4,411      (11,088)     (17,580)
                                                        ---------    ---------     --------
                                                     $    129,577      101,860       88,239
                                                       ==========    =========     ========

    Income tax expense (benefit):
         Life                                        $     30,755       32,777       43,330                             $
         Annuity                                           13,700        6,267       (4,414)
         Health                                             1,594       (3,826)      (6,925)
                                                        ---------    ---------     --------
                                                     $     46,049       35,218       31,991
                                                       ==========    =========     ========


                                                                                  (Continued)

                          USAA LIFE INSURANCE COMPANY

                    Notes to Consolidated Financial Statements

                             (Dollars in Thousands)

                                                            2002         2001         2000
                                                            ----         ----         ----
    Total assets:
    ------------
         Life                                        $   4,368,493    3,909,310      3,663,174                             $
         Annuity                                         5,949,531    5,081,762     4,932,744
         Health                                             58,549       90,469        83,381
                                                        ----------    ---------     ---------
                                                     $  10,376,573    9,081,541     8,679,299                             $
                                                        ==========    =========     =========

     Effective March 6, 2002, the Company discontinued selling TRICARE supplement health insurance. The Company recognized the Department of Defense's reforms to the TRICARE program substantially improved health coverage for all military beneficiaries and reduced the Company's members' need for this supplemental health insurance. Effective December 1, 2002, the Company terminated its TRICARE group policy, and the individual certificates will expire on their paid-to dates. These events did not have a material impact on the operations of the Company.


(13) Employee benefit plans
     ----------------------

     (a) Pension plan
         ------------

         Substantially all employees are covered under a pension plan administered by USAA which is accounted for on a group basis. The benefits are determined based on years of service and the employee's final average pay, as defined in the plan, at the date of retirement. The total net pension cost allocated to the Company on the basis of salary expense was $2,897, $3,572, and $3,922 in 2002, 2001, and 2000,
         respectively. At December 31, 2002, 2001, and 2000, a prepaid asset (liability) of $15,665, ($134), and ($2,157), respectively, has been recorded which represents the excess (deficit) of net periodic pension cost allocated to the Company over its allocated funding requirements.

     (b) Postretirement benefit plan
         ---------------------------

         Substantially all employees of the Company may become eligible for certain medical and life insurance benefits provided for retired employees under a plan administered by USAA if they meet minimum age and service requirements and retire while working for USAA. The postretirement benefit cost allocated to the Company based on the number of employees was $1,907, $1,358, and $1,555 in 2002, 2001, and
         2000, respectively. At December 31, 2002 and 2001, a liability of $8,407, and $6,500, respectively, has been recorded which represents the excess of net periodic postretirement benefit cost allocated to the Company over its allocated funding requirements.

     (c) Contributory retirement plan
         ----------------------------

         Substantially all employees of the Company are eligible to participate in USAA's contributory retirement plan. The Company matches participant contributions dollar for dollar to a maximum of 6% of a participant's compensation. During the first three years of credited service, the Company's contributions are 0% vested, and after three years of credited service, the Company's contributions are 100% vested. In 2002, 2001, and 2000, the Company's contributions to the plan totaled $2,848, $3,080, and $2,584, respectively.

                                                                     (Continued)

                           USAA LIFE INSURANCE COMPANY

                   Notes to Consolidated Financial Statements

                             (Dollars in Thousands)


(14) Separate accounts
     -----------------

     The Separate Account and the Life Insurance Separate Account (Separate Accounts) are segregated asset accounts established under Texas law through which Life Company invests the premium payments received from contract owners and policy owners, respectively. The Separate Accounts included seed money of Life Company in the amount of $6,624, $7,825, and $64,531 as of December 31, 2002, 2001, and 2000, respectively. The assets of the Separate Accounts are the property of Life Company. However, only the assets of the Separate Accounts in excess of the reserves, and other contract liabilities with respect to the Separate Accounts, are chargeable with liabilities arising out of any other business Life Company may conduct. In accordance with the contracts and policies, income, gains and losses, whether or not realized, are credited to, or charged against the Separate Accounts and excluded from Life Company. Life Company's obligations arising under the contracts and policies are general corporate obligations.

     Each Separate Account currently is divided into eighteen variable fund accounts, each of which invests in a corresponding fund. The funds that are available under this contract or policy include five funds of the USAA Life Investment Trust, the Capital Growth Portfolio of the Scudder Variable Life Investment Funds, the Growth Portfolio of the Alger American Funds, three funds of the Fidelity VIP portfolio, and eight funds of the Vanguard Variable Insurance Fund. The accumulated unit value of the contract or policy in a variable fund account will vary, primarily based on the investment experience of the Fund in whose shares the variable funds account invest. The value of the funds' securities is carried at market value.

     Life Company incurs mortality expenses on behalf of the Separate Accounts' contract holders and policy owners. Life Company also incurs administrative expenses on behalf of contract and policy owners. Life Company collects fees for these expenses from both contract holders and policy owners at set amounts. In addition, Life Company incurs various expenses related to conducting the business or operations of the USAA Life Investment Trust (Trust) as outlined by an underwriting and administrative services agreements. Life Company, out of its general account, has agreed to pay directly, or reimburse the Trust, for Trust expenses exceeding established limits. Such reimbursements were not significant in 2002, 2001, and 2000.


(15) Commitments and contingencies
     -----------------------------

     The Company is required by law to participate in the guaranty associations of the various states in which it does business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions to policy holders of impaired or insolvent insurance companies, by assessing all other companies involved in similar lines of business.

     There are currently several insurance companies which have substantial amounts of life, annuity and health business in the process of liquidation or rehabilitation. The Company received net refunds of $78 and $336 and paid $62 to various state guaranty associations during the years ended December 31, 2002, 2001, and 2000, respectively. The Company accrues its best estimate for known insolvencies. At December 31, 2002 and 2001, other liabilities include $7,636 and $7,148 respectively, related to estimated assessments.

     The Company is party to various lawsuits and claims generally incidental to its business. The ultimate disposition of these matters is not expected to have a significant adverse effect on the Company's financial position or results of operations.

PART C:  OTHER INFORMATION

EXHIBITS
--------

      A. Resolution of Board of Directors of USAA Life Insurance Company establishing Life Insurance Separate Account of USAA Life Insurance Company. (The resolution is filed in lieu of a trust or indenture creating a unit investment trust.)(1)

      B.   None.

      C. Underwriting Agreement by and between USAA Life Insurance Company and USAA Investment Management Company effective May 1, 2003 (filed herewith).

      D. Revised Form of Variable Universal Life Insurance Policy (Policy Form No. VUL 31891TX), including riders.(2)

      E.
           1. Revised Form of Application for the Variable Universal Life Insurance Policy filed as Exhibit D.(2)
           2. Form of Application for Variable Universal Life Insurance Policy Change.(2)
           3.   Section 1035 Exchange Form.(2)

      F.
           1. Articles of Incorporation of USAA Life Insurance Company, as amended.(3)
           2. Bylaws of USAA Life Insurance Company, as amended, February 20, 2000.(4)

      G.
           1. Novation Agreement among USAA Life Insurance Company, Munich American Reassurance Company, and Continental Assurance Company (acquired by Munich) Effective June 30, 2001 (filed herewith).
           2. Self-Administered Automatic Yearly Renewable Term Reinsurance Agreement Between USAA Life Insurance Company and Continental Assurance Company, Effective June 1, 1998(11)
           3. Risk Premium Reinsurance Agreement between USAA Life Insurance Company and Reinsurance Group of America, Inc. Effective June 1, 1998 (filed herewith).
           4. Yearly Renewable Term Reinsurance Agreement between USAA Life Insurance Company and The Lincoln National Life Insurance Company, Effective June 1, 1998(11)
           5. Automatic Reinsurance Agreement Effective June 1, 1998 between USAA Life Insurance Company and Munich American Reassurance Company (filed herewith).
           6. Automatic Reinsurance Agreement Effective June 1, 1998 between USAA Life Insurance Company and American Phoenix Life and Reassurance Company (filed herewith).
           7. Automatic and Facultative Reinsurance Agreement Effective June 1, 1998 between USAA Life Insurance Company and Security Life of Denver Insurance Company (filed herewith)

      H.
           1. Amended Participation Agreement by and between Scudder Variable Life Investment Fund and USAA Life Insurance Company, dated February 3, 1995, as amended May 21, 1998.(5)
           2. Amended Participating Contract and Policy Agreement by and between Scudder Investor Services, Inc. and USAA Investment Management Company, dated February 3, 1995, as amended February 29, 1998.(5)
           3. Amended Reimbursement Agreement by and between Scudder Kemper Investments, Inc. and USAA life Insurance Company, dated February 3, 1995, as amended May 21, 1998.(5)
           4. Amended Letter Agreement by and between Scudder Kemper Investments, Inc., Scudder Investor Services, Inc., Scudder Variable Life Investment Fund, USAA Life Insurance

                                VUL Part C -- 1

                Company and USAA Investment Management Company, dated
                February 3, 1995, as amended March 16, 1998.(5)
           5. Amended Participation Agreement by and between The Alger American Fund, Fred Alger Management, Inc., Fred Alger & Company, Incorporated, and USAA Life Insurance Company, dated December 16, 1994, as amended March 16, 1998.(4)
           6. Amended Expense Allocation Agreement by and between Fred Alger Management, Inc., Fred Alger & Company, Inc., and USAA Life Insurance Company, dated December 16, 1994 as amended March 16, 1998.(2)
           7. Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation, and USAA Life Insurance Company, dated March 12, 2001.(9)
           8. Participation Agreement by and between Variable Insurance Products Funds, Fidelity Distributors Corporation, and USAA Life Insurance Company, dated February 20, 2001.(9)

      I.
           1. Administrative Services Agreement, by and between USAA Life Insurance Company and USAA Life Investment Trust effective May 1, 2003 (filed herewith).
           2. Form of Administrative Services Agreement, by and between USAA Life Insurance Company and USAA Investment Management Company.(11)
           3. Investment Advisory Agreement by and between USAA Life Investment Trust and USAA Investment Management Company, dated November 1, 2002.(7)
           4. Subadvisory Agreement by and between USAA Life Investment Trust and MFS Investment Management with respect to the USAA Life World Growth Fund dated November 1, 2002.(7)
           5. Subadvisory Agreement by and between USAA Life Investment Trust and Wellington Management Company LLP with respect to the USAA Life Diversified Assets Fund dated November 1, 2002.(7)
           6. Subadvisory Agreement by and between USAA Life Investment Trust and Marsico Capital Management LLC with respect to the USAA Life Aggressive Growth Fund dated November 1, 2002.(7)
           7. Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, dated December 15, 1994.(8)
           8. Letter Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, appointing USAA Life as the Transfer Agent and Dividend Disbursing Agent for Funds added to Trust, dated February 7, 1997.(8)
           9. Amendment to Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, to encompass variable universal life insurance, dated February 18, 1998.(8)
           10. Amended and Restated Distribution and Administration Agreement by and between USAA Life Insurance Company and USAA Investment Management Company, dated December 16, 1994, and amended and restated, to encompass variable universal life insurance, March 30, 1998.(2)

      J.   None.

      K.
           1. Opinion and Consent of Cynthia A. Toles, Esq., Vice President and Assistant Secretary, USAA Life Insurance Company, as to the legality of the Policy interests being registered.(6)
           2.   Consent of Kirkpatrick & Lockhart LLP.(11)

      L.   Not applicable.

      M.   Not applicable.

      N.   Other Opinions.

           1.   Consent of KPMG LLP, Independent Auditors. (Filed herewith.)

                                VUL Part C -- 2

           2.   Power of Attorney for Robert G. Davis.(1)
           3. Powers of Attorney for James M. Middleton, Bradford W. Rich, and Josue Robles, Jr.(3)
           4.   Powers of Attorney for Russell A. Evenson and Larkin W.
                Fields.(4)
           5.   Power of Attorney for Edward R. Dinstel.(9)

      O.   None.

      P.   Not applicable.

      Q.   Not applicable.

      R. Persons Controlled by or Under Common Control with the Depositor or Registrant.11

----------

1 Previously filed on January 30, 1998, with the initial filing of this Registration Statement.

2 Previously filed on May 15, 1998, with the Pre-Effective Amendment to Registrant's Form S-6 Registration Statement.

3 Previously filed on April 27, 2000, with the Post-Effective Amendment No. 3 to Registrant's Form S-6 Registration Statement.

4 Previously filed on March 1, 2002, with the Post-Effective Amendment No. 5 to Registrant's Form S-6 Registration Statement.

5 Previously filed on February 26, 1999, with the Post-Effective Amendment No. 1 to Registrant's Form S-6 Registration Statement.

6 Previously filed on April 27, 2001, with the Post-Effective Amendment No. 4 to Registrant's Form S-6 Registration Statement.

7 Incorporated herein by reference to Post-Effective Amendment No. 11, filed on February 28, 2003, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

8 Incorporated herein by reference to Post-Effective Amendment No. 6, filed on March 2, 1998, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

9 Previously filed on April 30, 2002, with the Post-Effective Amendment No. 6 to Registrant's Form S-6 Registration Statement.


2 Incorporated herein by reference to Post-Effective Amendment No. 3, filed on February 14, 1997, to Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

5 Incorporated herein by reference to Post-Effective Amendment No. 7, filed on February 26, 1999, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

7 Incorporated herein by reference to Post-Effective Amendment No. 8, filed on February 28, 2000, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

10 Incorporated herein by reference to Post-Effective Amendment No. 11, filed on April 26, 2002, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

11 Previously filed on March 20, 2003 with the Post Effective Amendment No. 7 under the 1933 Act and Amendment No. 2 under the 1940 Act to the N-6 Registration Statement (File Nos. 333-45343 and 811-08625) of USAA Life Investment Trust

                                VUL Part C -- 3

DIRECTORS AND OFFICERS OF THE DEPOSITOR
---------------------------------------

DIRECTORS. Set forth below are the Directors of USAA Life, the depositor of the Separate Account, who are engaged directly or indirectly in activities relating to the Registrant or the variable universal life policies offered by the Registrant, including each senior executive officer of USAA Life. The principal business address for all of the following Directors and officers of USAA Life is 9800 Fredericksburg Road, San Antonio, Texas 78288.

NAME                         PRINCIPAL OCCUPATION
----                         --------------------
Robert G. Davis              Director and Chairman
James M. Middleton           Director and Vice Chairman
Edward R. Dinstel            Director

Russell A. Evenson           Director
Larkin W. Fields             Director
Bradford W. Rich             Director
Josue Robles, Jr.            Director

OFFICERS (OTHER THAN DIRECTORS).
--------------------------------
Set forth below are the officers of USAA Life, the depositor of the Separate Account, who are engaged directly or indirectly in activities relating to the Registrant or the variable universal life policies offered by the Registrant, including each senior executive officer of USAA Life. The principal business address of each person listed is same as the address of USAA Life, as shown on the cover page of this Prospectus.

NAME                         POSITIONS & OFFICES WITH USAA LIFE:
----                         -----------------------------------
James M. Middleton           President and Chief Executive Officer
Edward R. Dinstel            Senior Vice President
John W. Douglas              Senior Vice President
Russell A. Evenson           Senior Vice President
David M. Holmes              Senior Vice President and Treasurer
Mark S. Rapp                 Senior Vice President
Bradford W. Rich             Senior Vice President and Secretary
Sharon L. Kaminsky           Vice President and Assistant Treasurer
Kristi A. Matus              Vice President
Pattie S. McWilliams         Vice President
Allen R. Pierce, Jr.         Vice President
Diana L. Scheel              Vice President
Cynthia A. Toles             Vice President and Assistant Secretary
Brenda E. Davis              Assistant Vice President
Michael P. Egan              Assistant Vice President
James M. Garvin              Assistant Vice President
Brian P. McGlinchey          Assistant Vice President
William J. Nabholz           Assistant Vice President and Assistant Secretary
Layne C. Roetzel             Assistant Vice President
Jane B. Wickstrom            Assistant Vice President
Lynda C. Cabell              Assistant Treasurer

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
------------------------------------------------------------------------------
Registrant is a separate account of USAA Life that invests exclusively in mutual funds. Registrant may be deemed to be a control person of one or more of these mutual funds to the extent that it beneficially owns more than 25% of the voting securities thereof. It also may be deemed to be under common control with companies affiliated with its depositor, USAA Life. For further information, please refer to the organizational list that is filed as Exhibit R hereto and incorporated by reference in response to this item.

                                VUL Part C -- 4

INDEMNIFICATION
---------------

UNDERTAKING PURSUANT TO RULE 484(B)(1) UNDER THE SECURITIES ACT OF 1933

Rule 484(b)(1) under the Securities Act of 1933 requires a description of "[a]ny provision or arrangement . . . whereby the registrant may indemnify a director, officer or controlling person of the registrant against liabilities arising under the [Securities] Act." Registrant, the Life Insurance Separate Account of USAA Life Insurance Company, does not, as a technical matter, have any directors or officers. Nevertheless, Registrant, pursuant to Section 13 of the Amended and Restated Distribution and Administration Agreement, may indemnify, albeit indirectly, directors and/or officers of its depositor, USAA Life Insurance Company ("USAA Life"), as follows. Section 13 of such Agreement provides that Registrant shall indemnify the employees of USAA Investment Management Company ("IMCO"), Registrant's principal underwriter. To whatever extent any director or officer of USAA Life may be deemed to be an "employee" of IMCO, Registrant may be deemed to be permitted to indemnify such person pursuant to such Agreement, which is filed as Exhibit 1.(3)(a) to this Registration Statement and is herein incorporated by reference.

Additionally, there are certain other provisions or arrangements whereby USAA Life, and/or certain of its affiliated persons, may be indemnified by parties or entities other than Registrant. Such provisions or arrangements are incorporated herein by reference, as follows: to Article IX of the By-Laws of USAA Life, filed as Exhibit 1.6(b) to this Registration Statement; to Section 9 of the Amended and Restated Underwriting and Administrative Services Agreement, filed as Exhibit 1.(8)(a) to this Registration Statement; to Section 12 of the Transfer Agent Agreement, as amended, filed as Exhibit 1.(8)(c) to this Registration Statement; to Section 5(b) of the Amended Participation Agreement, filed as Exhibit 1.8(d)(i) of this Registration Statement; to Section 6(b) of the Amended Reimbursement Agreement, filed as Exhibit 1.8(d)(iii) to this Registration Statement; to Section 12.2 of the Amended Participation Agreement, filed as Exhibit 1.8(e)(i) to this Registration Statement; to the Amended Expense Allocation Agreement, filed as Exhibit 1.8(e)(ii) to this Registration Statement; to Section 7 of the Participation Agreement, filed as Exhibit 1.8(f) to this Registration Statement; and to Section 8 of the Participation Agreement filed as Exhibit 1.8(g) to this Registration Statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

PRINCIPAL UNDERWRITERS
----------------------
      (a) Other Activity. USAA Investment Management Company ("USAA IMCO") is the principal underwriter for the Contracts. USAA IMCO also serves as the investment adviser and principal underwriter to USAA Life Investment Trust, USAA Investment Trust, USAA State Tax-Free Trust, USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc.
      (b) Management. Set forth below are the Directors and Officers of USAA IMCO who are engaged directly or indirectly in activities relating to the Registrant or the Contracts offered by the Registrant, including each senior executive officer of USAA IMCO. The principal business address for all of the following Directors and Officers of USAA IMCO is 9800 Fredericksburg Road, San Antonio, Texas 78288.

      Directors with Positions and Offices with USAA IMCO:

        Robert G. Davis             Director and Chairman
        Christopher W. Claus        Director and Vice Chairman

                                VUL Part C -- 5

    Officers with Positions with USAA IMCO:

        Christopher W. Claus        CEO and President
        Clifford A. Gladson         Senior Vice President, Fixed Income
                                     Investments
        David M. Holmes             Senior Vice President, Senior Financial
                                     Officer and Treasurer
        Mark S. Howard              Senior Vice President, Secretary and Counsel
        Terri L. Luensmann          Senior Vice President, Investment Operations
        Mark S. Rapp                Senior Vice President, Marketing
        Stuart H. Wester            Vice president, Equity Investments

      (c) Compensation from Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year: NONE

LOCATION OF ACCOUNTS AND RECORDS
--------------------------------
The accounts and records of Registrant are located at the offices of its depositor, USAA Life, located at 9800 Fredericksburg Road, San Antonio, Texas, 78288; the offices of the principal underwriter of the Contracts, USAA IMCO, are located at 9800 Fredericksburg Road, San Antonio, Texas, 78288.

FEE REPRESENTATIONS
-------------------

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE POLICIES PURSUANT TO SECTION 26(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

USAA Life Insurance Company ("USAA Life") represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company under the Policies. USAA Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for USAA Life to earn a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policies or prospectus, or otherwise.

                                VUL Part C -- 6

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment company Act of 1940, as amended, the Registrant, Life Insurance Separate Account of USAA Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of San Antonio, and State of Texas, on this 29th day of April, 2003.

                              Signature:   Life Insurance Separate Account of
                                           USAA Life Insurance Company
                                           (Registrant)

                              By:          USAA Life Insurance Company
                                           (Depositor)
                                           (On behalf of Registrant and itself)

                              By:          /s/ JAMES M. MIDDLETON
                                           -----------------------------
                                           James M. Middleton
                                           President and Chief Executive Officer

Attest: /s/ CYNTHIA A. TOLES
        ---------------------
        Cynthia A. Toles
        Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(NAME)                        (TITLE)                           (DATE)


----------------------
Robert G. Davis               Chairman


/s/ James M. Middleton
----------------------
James M. Middleton            Vice Chairman, President and      April 29, 2003
                              Chief Executive Officer
/s/ Edward R. Dinstel
---------------------
Edward R. Dinstel             Director                          April 29, 2003

/s/ Russell A. Evenson
----------------------
Russell A. Evenson            Director                          April 29, 2003

/s/ Mark S. Rapp
----------------
Mark S. Rapp                  Director                          April 29, 2003

/s/ David M. Holmes
-------------------
David M. Holmes               Director and Treasurer            April 29, 2003

------------------
Bradford W. Rich              Director                          April ____, 2003

------------------
Josue Robles, Jr.             Director                          April ____, 2003


                                VUL Part C -- 7

                                  EXHIBIT INDEX

EXHIBITS
--------

1. Underwriting Agreement by and between USAA Life Insurance Company and USAA Investment Management Company, effective May
            1, 2003

2. Novation Agreement among USAA Life Insurance Company, Munich American Reassurance Company, and Continental Assurance Company (acquired by Munich) Effective June 30, 2001

3. Risk Premium Reinsurance Agreement between USAA Life Insurance Company and Reinsurance Group of America, Inc. Effective June 1, 1998

4. Automatic Reinsurance Agreement Effective June 1, 1998 between USAA Life Insurance Company and Munich American Reassurance Company.

5. Automatic Reinsurance Agreement Effective June 1, 1998 between USAA Life Insurance Company and American Phoenix Life and Reassurance Company

6. Automatic and Facultative Reinsurance Agreement Effective June 1, 1998 between USAA Life Insurance Company and Security Life of Denver Insurance Company

7. Administrative Services Agreement, by and between USAA Life Insurance Company and USAA Life Investment Trust, effective May 1, 2003.

8.          Consent of KPMG LLP, Independent Auditors.

9.          Persons Controlled by or Under Common Control with the Depositor or
            Registrant

                                VUL Part C -- 8